OMB APPROVAL
OMB Number:	3235-0570

Expires:	October 31, 2006

Estimated average burden
hours per response:	19.3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Road Columbus	43219

(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:     800-228-1872

Date of fiscal year end:     September 30, 2004

Date of reporting period:     March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

•	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

March 31, 2004

                Semi-Annual

Report

To Shareholders

Notice to Investors

Shares of BB&T Funds:

ARE NOT FDIC INSURED • HAVE NO BANK GUARANTEE • MAY LOSE VALUE

BB&T FUNDS

LETTER FROM THE PRESIDENT AND THE INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to send you this semi-annual report for the six months ended March 31, 2004, a period during which market volatility reflected uncertainty over the economic recovery and global events.

As has often been the case in previous reports, the six months period could be characterized as two distinctly different periods. During the final calendar quarter of 2003, stocks posted strong returns, continuing a powerful rebound from three losing years. At the same time, bonds floundered, having been compromised by higher interest rates—bond prices fall when rates rise—and the fact that stocks were simply a more attractive asset class to many investors.

The picture was somewhat different in the second three months of our reporting period, the first calendar quarter of 2004. Stocks opened the year on a positive note, but were soon beset by concerns over earnings momentum combined with full valuations, confusion over the November elections and a spate of bad news on the geopolitical front. These factors conspired to produce the type of uncertainty that typically makes equity investors uncomfortable, and stock prices suffered as a result.

Conversely, investor anxiety is often good news for the bond market, and bonds did stage a modest recovery. Bond yields declined throughout the period, driven lower by growing concerns over terrorism, a perception that the Federal Reserve (the “Fed”) wasn’t likely to raise short-term rates in the near term and disappointment in near-term jobs data. The lower yields translated into moderately higher bond prices.

For the six-month period as a whole, the S&P 500 Index1 returned 14.07%, while the Nasdaq Composite Index1 returned 11.60%. The yield on the bellwether 10-year Treasury bond fell a slight 10 basis points (0.10%), masking marked volatility within the period.

Looking ahead to the next six- to 12-months, we believe fundamental economic conditions point to a scenario in which equities could do reasonably well. We are optimistic about the stock market for a number of reasons:

•	The economic recovery. The economy appears to be moving forward, productivity gains are apparently continuing, earnings growth appears to be positive and we expect the jobs picture to improve. Since the end of our reporting period, new employment data has been positive.

•	Low interest rates. We expect the Federal Reserve to continue to be accommodating, at least in the near term, though the Fed Funds rate could be raised after the November elections.

•	A weaker dollar. The weaker dollar has been boosting exports, which is good for American producers and important to domestic economic growth; we are seeing evidence of this trend in first-quarter earnings numbers.

•	Relative value. Given the low absolute level of interest rates, investors appear to be finding stocks to be more attractive than bonds. Bonds do not seem to offer strong total return potential at this juncture, while stocks, despite short-term price fluctuations, seem poised to provide greater growth opportunities.

All of these factors are very constructive for stocks, in our opinion. Further, as the stock market rally matures, we expect investors to begin to favor higher-quality issues—stocks of companies with solid market positions, relatively low risk and strong earnings growth. We expect this rotation into quality to benefit our own equity funds, which follow an investment approach that features high-quality stocks.

Bonds, on the other hand, offer less attractive prospects, in our opinion. Although we don’t believe the Fed will raise interest rates anytime soon, investors may begin to anticipate rate hikes, and bond prices could suffer. As a result, we have positioned our fixed-income portfolio to emphasize yield generation and to limit the impact of rising rates.

We understand that significant economic and geopolitical events can produce uncertainty and even some discomfort among shareholders. If you have any questions or concerns, please feel free to take full advantage of the expertise of your investment professional, or call us at 1-800-453-7348.

Finally, we are pleased to announce that Jeffrey J. Schappe has been named chief investment officer for BB&T Asset Management, Inc., investment adviser to the BB&T Funds. Jeff is a highly accomplished investment professional who will directly oversee the investment management process of the BB&T Funds. Jeff will play a leading role in supervising our investment process with a focus on maintaining discipline and consistency.

Sincerely,

/s/ George O. Martinez

George O. Martinez

President

BB&T Funds

/s/ Keith F. Karlawish

Keith F. Karlawish

President

BB&T Asset Management, Inc.

[1]	S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts. Investors cannot invest directly in an index, although they can invest directly in the underlying securities.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

BB&T BALANCED FUND

PORTFOLIO MANAGER

David R. Ellis

Paige Henderson, CFA

Brad D. Eppard, CFA

The BB&T Balanced Fund is managed by David R. Ellis, Paige Henderson, CFA, and Brad D. Eppard, CFA. Mr. Ellis graduated from the University of North Carolina-Chapel Hill, where he received a B.S. in Business, and has been managing investors’ money since 1982. Ms. Henderson graduated from the University of North Carolina-Chapel Hill, where she received a B.S.B.A. in Business Administration and an M.B.A., and has 12 years of investment experience. Mr. Eppard received a B.A. in Business Administration and Accounting from the Radford University, and has 18 years of investment experience. The managers are supported by the BB&T Balanced Portfolio Management Team, which includes Keith F. Karlawish, CFA; Richard B. Jones, CFA; James L. Luke, CFA; and Robert F. Millikan, CFA. The team brings to the Fund more than a century of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The Fund’s name sums up our investment philosophy: to provide competitive returns, above-average yield and relatively low volatility by balancing our assets between the equity and fixed-income asset classes. We take a blended approach to security selection. Our stock portfolio is comprised mostly of high-quality, large-capitalization companies that, in our opinion, represent substantial absolute or relative value, fueled by solid growth prospects. Our bond holdings also emphasize value and relative stability and serve to both generate income and smooth out short-term fluctuations.”

The BB&T Balanced Fund was closed on April 29, 2004. This report covers the six-month period that ended March 31, 2004.

We exploited a positive environment for stocks.

Throughout the last six months, global events and domestic economic activity kept the markets on edge. However, by the end of the period, stocks were solidly higher, while bonds mostly treaded water. Our overweighting in stocks for the entire period helped to produce historically strong returns for our shareholders.

However, the Fund underperformed the S&P 500 Index, and in most cases outperformed the Lehman Brothers Intermediate Government Bond Index.

This decision to emphasize stocks was based on our belief that we are in a period of very strong economic growth, which should lead to expanded earnings for many American companies. At the same time, this environment is not particularly constructive for bonds; bond yields have bounced off 40-year lows and are likely to continue heading back upwards, which would hurt bond prices (yields and prices move in opposite directions).

The Fund’s fixed-income holdings were invested in U.S. Government agencies and U.S. Treasury Notes. The average credit quality of the securities in the portfolio was AAA.1

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were1:

Bank of America Corp.	2.2%
Citigroup, Inc.	2.1%
Emerson Electric Co.	1.9%
Pepsico, Inc.	1.9%
General Electric Co.	1.8%

As of March 31, 2004, approximately 57.9% of the portfolio was in common stocks, 38.4% in U.S. government agencies, and 3.5% in cash equivalents.1

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	10 Year
A Shares*	7/1/93	1.95%	14.23%	–0.88%	5.98%
B Shares**	1/1/96[2]	3.16%	16.79%	–0.53%	5.97%
C Shares***	2/1/03[2]	7.17%	20.67%	–0.10%	6.39%
Institutional Shares	7/1/93	8.31%	21.51%	0.57%	6.86%
S&P 500 Index	6/30/93	14.07%	35.10%	–1.20%	11.68%
Lehman Brothers Int. Government Bond Index	6/30/93	2.00%	3.58%	6.71%	6.75%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T LARGE COMPANY VALUE FUND

PORTFOLIO MANAGER

Richard B. Jones, CFA

The BB&T Large Company Value Fund is managed by Richard B. Jones, CFA, Director of Value Equity Portfolio Management for BB&T Asset Management, Inc. A graduate of Miami (Ohio) University, where he earned a B.S. in Business. Mr. Jones also earned an M.B.A. from the Ohio State University, and has been managing investors’ money since 1984. He is supported by the BB&T Value Equity Portfolio Management Team, which includes David R. Ellis, Buel S. Sears, CFA; John T. Kvantas, CFA and Eric Farls, CFA. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We use a simple, but disciplined, process that relies on both quantitative and qualitative techniques. We screen roughly 2,000 large, financially strong companies to find about 100 top-quality names that meet our value criteria; from this list, we normally own about 70 stocks, each of which plays a distinct role in enabling us to build a diversified portfolio. We are long-term investors, approaching each purchase with the intent to own it for three to five years, if all goes well. Consequently, the Fund’s turnover rate is low, 10-30%, which makes the Fund very efficient for taxable accounts.”

The Fund participated in the market’s sustained rally.

The last calendar quarter of 2003 was a very strong period for the stock market, capping a year that saw prices rise significantly in virtually every sector. What drove the market higher were robust gross national product (GDP)3 growth, strong corporate earnings growth, and an environment in which earnings outlooks were revised upwards. The Fed continued to keep interest rates at 40-year lows, inflation remained benign and the federal government took measures to stimulate the economy.

As we headed into 2004, one of the big early drivers for the market was the series of strong earnings reports for the fourth calendar quarter of 2003; sales growth also was stronger than had been expected. Corporations continued to accumulate cash and improve their balance sheets to the point that many companies could spend excess cash to expand their operations. Capital spending did raise a positive factor that had been missing for almost two years. On the downside, however, government data didn’t show any meaningful job creation throughout the first three months of 2004, at least not until the quarter was over (positive reports were released in early April). The consistently poor job numbers were a drag on the economy and on investor sentiment–along with the train bombing in Spain and other acts of terrorism, which sparked fears of geopolitical instability.

In the value sector, conditions remained positive, continuing a trend we’ve been seeing for the better part of a year. The Fund took advantage of the constructive climate; like the overall market, our performance was stronger in the last quarter of 2003, but we were up in both fiscal quarters.

We didn’t make dramatic changes to our portfolio, though we have cast an eye toward some high-quality technology names that had stumbled earlier and were available at prices we considered attractive on a valuation basis.

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were1:

ConocoPhillips	2.7%
Kimberly-Clark Corp.	2.7%
Emerson Electric Co.	2.4%
Gannett Company, Inc.	2.4%
The Walt Disney Co.	2.2%

We certainly are aware of what is happening on the geopolitical scene, and in the U.S. economy. At the same time, the way we manage the Fund is on a stock-by-stock basis, finding companies we believe are attractively priced, and which complement stocks we already own in the portfolio.

Having said that, while conditions appear moderately positive for stocks, we do worry somewhat about what could happen later in the year. Stock valuations are near historical highs, inflation could begin to creep higher and the Fed is likely to push short term interest rates higher.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	10 Year
A Shares*	10/9/92	8.84%	25.59%	0.83%	9.22%
B Shares**	1/1/96[2]	10.07%	28.19%	1.08%	9.17%
C Shares***	2/1/01[2]	14.03%	32.21%	1.53%	9.60%
Institutional Shares	10/9/92	15.61%	33.58%	2.27%	10.14%
Russell 1000 Value Index	N/A	17.65%	40.82%	3.89%	12.61%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.
[3]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

The Fund is measured against the Russell 1000 Value Index an unmanaged index which consists of 1,000 of the largest capitalized U.S. domiciled companies. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower

BB&T LARGE COMPANY GROWTH FUND

PORTFOLIO MANAGER

James L. Luke, CFA

The BB&T Large Company Growth Fund is managed by James L. Luke, CFA, Director of Growth Equity Portfolio Management for BB&T Asset Management, Inc. Mr. Luke graduated from Valdosta State University with a B.S. in Business Administration-Finance and has been managing investors’ money since 1969. Mr. Luke is supported by the BB&T Growth Equity Portfolio Management Team, which includes David P. Nolan, Raiford Garrabrant, CFA, Cary Nordan, CFA and Brandon Carl. The team brings to the Fund more than five decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We use quantitative screening to target the most attractive stocks among large, established growth companies in the market’s fastest-growing sectors. Our multifactor scoring model evaluates and ranks several thousand companies with market capitalizations greater than $5 billion. We then take a closer look at the companies in the top third of our rankings, clarifying data and identify how a particular stock could enhance our portfolio, which normally is comprised of 65–75 issues. All the while, we are careful not to overpay for any particular stock. The price we are willing to pay for growth is based on our evaluation of whether a stock’s growth potential will be delivered.”

The Fund did well, though market forces created obstacles.

While the Fund’s absolute return was quite robust by historical standards–and slightly ahead of our principal benchmark, the Russell 1000® Growth Index–market conditions favored small companies over large companies, and value stocks over growth stocks. Consequently, we were swimming against the current, so to speak, but still delivered solid performance.

The stock market was strong at the beginning of the period, as it was for 2003 as a whole. But in November, we saw performance in the technology sector, which had led the market, begin to wane; technology stocks became more volatile and less reliable. This was followed by a definite shift, in investor sentiment–first, toward lower Beta3 (less volatile) stocks, and then, toward higher-quality stocks with stronger valuations. In response, we did begin to trim back on the portfolio’s volatility.

Coming off that strong quarter, the market carried its momentum into 2004, as earnings for the fourth quarter of 2003 were very positive.

But then a series of negative events in early March caused the market to pull back. We had a very disappointing payroll report, followed by the terrorist attack in Madrid. By March 11, the market was down for the year, wiping out the positive returns of the first two months–though the index did recover to post a modest, quarterly gain by the end of March.

During the quarter, overall, we saw the market move more toward stocks with value characteristics. What seemed to work well in the market were stocks with relatively high dollar prices–as opposed to low-priced stocks that did well in 2003–and low market capitalizations, along with value characteristics such as low price-to-earnings, price-to-book, price-to-cash flow, and price-to-sales ratios, and low Betas3. In other words, traditional value stocks led the market, which created a challenge for our growth-oriented Fund, though we did reasonably well during our second fiscal quarter.

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were:1

Pfizer, Inc.	2.8%
Tyco International, Ltd.	2.5%
Cisco Systems, Inc.	2.4%
Intel Corp.	2.2%
St. Jude Medical, Inc.	2.2%

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	10/3/97	5.02%	21.39%	–4.93%	–0.31%
B Shares**	10/3/97	6.01%	23.86%	–4.70%	–0.12%
C Shares***	2/1/01[2]	9.99%	27.81%	–4.50%	–0.11%
Institutional Shares	10/3/97	11.55%	29.12%	–3.61%	0.83%
Russell 1000 Growth Index	10/3/97	11.28%	32.18%	–6.13%	1.08%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares.
[3]	Price/Earnings (P/E) Ratio is the price of a stock divided by its historical earnings per share. Price-to-Book Ratio (P/B) is used to compare a stock’s market value to its book value. This ratio gives some idea of whether you’re paying too much for what would be left if the company went bankrupt immediately. Price-to-Cash Flow (P/C) is the price per share divided by cash flow per share. It’s used as a measure of the market’s expectations regarding a firm’s future financial health. Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

The Fund is measured against the Russell 1000 Growth Index an unmanaged index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MID CAP VALUE FUND

PORTFOLIO MANAGER

Buel S. Sears, CFA

The BB&T Mid Cap Value Fund is managed by Buel S. Sears, CFA, who has been managing investors’ money since 1982. Mr. Sears is supported by the BB&T Value Equity Portfolio Management Team, which includes Richard B. Jones, CFA, David R. Ellis, John T. Kvantas, CFA, and Eric Farls, CFA. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We seek to provide our shareholders with three important investment benefits: current income, long-term growth of capital and a commitment to controlling volatility. We diversify among economic sectors, industries and individual companies, with no more than 5% of the portfolio invested in any single security. We take a hard look at how companies in different industries can have similar risk profiles and we build our portfolio with an awareness of these correlations. We also provide value to our shareholders by stressing low turnover, which can both reduce costs and improve tax efficiency.”

The Fund owned a diverse group of winning stocks.

A lot of factors helped boost stocks in general, and mid-capitalization value names, in particular. Quite plainly, we had the best of all worlds: low inflation, high earnings growth rates, increased capital investment by businesses, continued spending by consumers and significant tax cuts. We also saw a bit of a positive turn in the employment picture.

The Fund also benefited from market rotation away from riskier stocks with weak fundamentals to lower-risk stocks with strong fundamentals; we generally favor the latter type of equities.

During the last six months, the Fund’s total return was enhanced not so much by strong stock selection. Some of our best performers included Activision (1.4% of the portfolio’s net assets), which publishes top Playstation titles; Andrew Corp. (1.4%), which produces wireless infrastructure on a global basis; National Semiconductor Corp. (1.4%), a semiconductor leader; American Power Conversion, Inc. (1.3%), a maker of uninterruptible power supplies; and Sunoco, Inc. (1.4%), a top gasoline refiner. In the stock market, money is being made where businesses and consumers are spending money, and we’ve been trying to be ahead of the curve.1

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were1:

Jefferson-Pilot Corp.	2.8%
Kerr-McGee Corp.	2.4%
Compass Bancshares, Inc.	2.4%
Caremark Rx, Inc.	2.3%
Arthur J. Gallagher & Co.	2.3%

Earnings growth will be key.

Looking out over the next six- to 12-months, we believe economic activity will continue to be healthy. Still, one negative aspect to the market backdrop may be heightened awareness of geopolitical risks, and we acknowledge that year-over-year earnings growth could slow. Further, we believe interest rates will likely begin to rise after the November elections. The bottom line for most companies may be, can they continue to sustain strong earnings growth rates? If earnings expectations are met, stocks can flourish; if there are disappointments, the market could have trouble advancing.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	8/1/96[2]	11.60%	34.15%	5.99%	10.00%
B Shares**	7/25/01[2]	13.06%	37.29%	6.64%	10.54%
C Shares***	7/25/01[2]	16.96%	41.28%	6.77%	10.52%
Institutional Shares	8/1/96[2]	18.58%	42.69%	7.54%	11.12%
Russell MidCap Value Index	8/1/96	21.38%	51.60%	10.57%	13.39%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The Fund is measured against the the Russell MidCap Value Index an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MID CAP GROWTH FUND

PORTFOLIO MANAGER

David P. Nolan

The BB&T Mid Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a B.S. in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993. He is supported by the BB&T Growth Equity Portfolio Management Team, which includes James L. Luke, CFA, Raiford Garrabrant, CFA, Cary Nordan, CFA and Brandon Carl. The team brings to the Fund more than five decades of combined investment management experience, along with a broad range of growth-stock investing.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We believe that companies situated in the mid-capitalization sector—which we define as between $2–10 billion in market cap—can achieve the most striking growth rates in their respective life cycles. This is the ‘sweet spot’ for many companies, which have survived the challenges of their early years and are now reaching the point where their businesses are expanding rapidly. They also can have an edge over larger companies, whose businesses have matured and who struggle to maintain double-digit growth rates. For these reasons, well-managed mid-cap companies offer outstanding investment opportunities for our shareholders.”

Diversification and stock selection were strong contributors.

The last six months were marked by rapid rotation of investor sentiment among strikingly different types of stocks.

During the first two months of our reporting period–October and November of 2003–we saw the continuation of a rally among stocks with low-quality fundamentals and high risk factors. But in December, there was a dramatic reversal, as high-flying, risky stocks stumbled. This trend continued into January and February, when dividend-paying stocks with high-quality fundamentals outperformed significantly. Then in March, the last month of our reporting period, riskier stocks came back to the fore.

Nonetheless, the Fund produced historically strong returns for the period as a whole, helped in some measure by the fact that the mid-cap sector did much better than large-cap stocks. However, the Fund did underperform the Russell MidCap Growth Index for the period.

We also benefited from strong stock selection. Some of our winners for the period included such technology names as Novell, Inc. (1.1% of the portfolio’s net assets), Autodesk (1.4%), and Mobile Telesystems (1.2%). In health care, Protein Design Labs, Inc. (1.1%), Caremark RX, Inc. (2.0%), Zimmer Holdings, Inc. (1.1%), Varian Medical Systems, Inc. (1.1%) and Fisher Scientific International, Inc. (1.1%) have been strong performers.1

Looking at the range of stocks that did well for us during a very inconsistent period, it’s clear that our broad diversification was a positive factor.

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were1:

Coach, Inc.	2.4%
PETsMART, Inc.	2.2%
Harman International Industries, Inc.	2.2%
T. Rowe Price Group, Inc.	2.2%
Caremark Rx, Inc.	2.0%

Rising interest rates and inflation could dampen returns.

In 2003, continued low interest rates contributed to rising stock prices. But over the next year, rates should rise, as inflationary pressures build; commodity prices have already started to run up. While the environment will still be moderately positive for stocks, we expect to see more challenges than we faced during the last year or so.

We also believe earnings growth will decelerate somewhat in the coming months. As a result, higher-quality stocks, those with predictable earnings, should do reasonably well. In such an environment, the market usually puts a premium on quality and rewards stocks with strong characteristics.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	10 Year
A Shares*	12/30/93[2]	7.18%	37.30%	–3.07%	9.50%
B Shares**	7/25/01[2]	8.33%	40.72%	–2.43%	9.93%
C Shares***	7/25/01[2]	12.21%	44.72%	–2.30%	9.93%
Institutional Shares	12/1/93[2]	13.89%	46.23%	–1.65%	10.46%
Russell MidCap Growth Index	N/A	17.58%	49.63%	2.29%	10.27%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower.

The Fund is measured against the Russell MidCap Growth Index an unmanaged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SMALL COMPANY VALUE FUND

PORTFOLIO MANAGER

John T. Kvantas, CFA

The BB&T Small Company Value Fund is managed by John T. Kvantas, CFA. A graduate of the University of Illinois Champaign-Urbana, where he received a B.S. in Accountancy, Mr. Kvantas also earned an M.B.A. from the Fuqua School of Business at Duke University, and has been managing investors’ money since 1995. He is supported by the BB&T Value Equity Portfolio Management Team, which includes Robert Carroll; David R. Ellis; Eric Farls, CFA; Richard B. Jones, CFA; and Buel S. Sears, CFA. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We use disciplined, bottom-up analysis to uncover fundamentally strong, attractively priced value stocks in a very specific universe: stocks with market capitalizations between $100 million and $3 billion. At the BB&T Funds, we believe that diversification can be a very useful tool for long-term investors, and shareholders can use our small-cap value fund to diversify their portfolios beyond the large-cap and mid-cap arenas. While small-cap stocks may be more volatile than their larger counterparts, they provide the benefit of generally not moving in tandem with the overall market. At the same time, on a year-to-year basis, value stocks may produce returns that are very dissimilar to the performance of growth stocks. Consequently, we believe that many BB&T shareholders will appreciate how our Fund can add a strong dose of diversification to their portfolios.”

Small-cap value stocks prospered.

The small-cap value sector was the place to be over the last six-months. Indeed, for much of the last four years, small stocks have outperformed large-and mid-cap stocks, and value stocks have generally delivered better returns than growth stocks, and the Fund has benefited both from sector strength and good stock selection.

Further, we’ve seen investor sentiment rotate in recent months away from low-quality, high-risk stocks, and back toward the type of high-quality names we favor. These stocks are characterized by solid fundamentals, such as good cash-flow generation, conservative balance sheets and attractive valuation ratios.

Naturally, the big question at this point is: Can small-cap value stocks continue to deliver oversized returns? To be honest, we feel that our sector is pretty fully valued, but we’ve felt that way for some time now, and the stocks we own, as a group, have continued to do well. And historically, over extended periods of time, small stocks as a group do better than large stocks – one reason being that it’s easier to grow earnings at smaller companies.

Nonetheless, we are committed to keeping the portfolio as close to fully invested as possible. So where have we been buying in recent months? We’ve taken the view that, even if small-company value stocks look fully valued in general, we’ll try to choose companies that look attractive, relative to their peers–companies that have maintained solid fundamentals over the last year, but haven’t participated completely in the recent market rally. We continue to be overweight in energy stocks and have added a bit to our industrial holdings. We’ve also been selling some technology holdings that we’ve owned only a short time, but that have gone up significantly.

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were:1

Hilb Rogal & Hamilton Co.	2.0%
Strattec Security Corp.	1.8%
USF Corp.	1.7%
Protective Life Corp.	1.7%
CNA Surety Corp.	1.6%

It’s getting tougher to find attractively valued stocks.

As a rule, we don’t focus too much on broad economic or geopolitical influences; they’re very hard to predict accurately. Nevertheless, recent data leads us to believe that the economy is continuing to grow, and interest rates remain low by historical standards. But we must acknowledge that the economic recovery has been facilitated by low rates and broad tax cuts, and both of those factors have run their course; the economy now has to generate its own growth without such constructive stimuli.

As for our approach going forward, we will continue to operate as we have in the past: search for companies with strong fundamentals, available at relatively reasonable prices. But at the moment, we have to admit that it’s getting tough to find new ideas, where we can put fresh money to work.

Aggregate Total Return	As of March 31, 2004

Class	Inception Date	Six Months	Since Inception
A Shares*	5/19/03	12.30%	28.53%
B Shares**	5/19/03	13.71%	30.33%
C Shares***	5/19/03	17.62%	34.23%
Institutional Shares	5/19/03	19.27%	36.49%
Russell 2000 Value Index	5/16/03	24.42%	44.71%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the Russell 2000 Value Index, an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SMALL COMPANY GROWTH FUND

PORTFOLIO MANAGER

Raiford Garrabrant, CFA

The BB&T Small Company Growth Fund is managed by Raiford Garrabrant, CFA. Mr. Garrabrant graduated from the University of North Carolina at Chapel Hill with a B.S. in Business Administration and has been managing investors’ money since 1992. Mr. Garrabrant is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brandon Carl; James L. Luke, CFA; David Nolan; and Cary Nordan, CFA. The team brings to the Fund more than five decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Small companies are vastly different, in many ways, from larger corporations, and successfully investing in the small-cap sector—which we define as companies having market capitalizations under $3 billion—requires special care and discipline. With small stocks, for example, the risk we confront is more company-specific than market related; these stocks tend to move more on news about their individual company or on industry dynamics than do larger stocks. There also is less efficiency in the pricing of small-company stocks. All these factors make small-company stocks more risky, yet they are laden with enormous opportunities for long-term growth and stock-price appreciation. Investors should never forget that from small companies with promising ideas, come large companies with dominant market positions.”

Market sentiment rotated toward higher-quality stocks.

The last six months were a good time to be invested in small-company growth stocks. Earnings drive the prices of the type of stocks we buy, and earnings growth was strong–even stronger than expected–for much of the period. Even better, earnings estimates continued to be revised upward, taking investor expectations, and stock prices, higher still.

Coming into the period, the market had been rising on the strength displayed by low-price, high-risk stocks with poor fundamentals. In the first calendar quarter of 2004, this trend reversed, and higher-quality stocks–such as the ones the Fund favors–began to assume market leadership.

In recent months, we have been shedding some of our technology holdings and adding to such sector weightings as health care. A year ago, it was beneficial to own the shares of companies with volatile earnings and extreme sensitivity to economic cycles; those are the stocks that can give you the most upside during the initial leg up which started last Spring.

But over the next 12-months, we want to be overweighted in companies that can maintain long-term growth, companies that are not driven so cyclically. These stocks should be relatively durable, in our opinion, if the economy were to plateau or slow down.

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were:1

Take-Two Interactive Software, Inc.	2.0%
Aeropostale, Inc.	1.9%
Patina Oil & Gas Corp.	1.9%
RSA Security, Inc.	1.8%
SafeNet, Inc.	1.7%

The economy and the stock market look solid.

Looking ahead, we are bullish on the economy, while remaining cognizant of the fact that the Fed’s next move may be to raise interest rates, not lower them. This is one key reason why we own the stocks of companies who, we believe, can grow earnings year in and year out, and not depend on an improving economy and lower interest rates.

But generally, we feel the economy is moving in the right direction. Shortly after the end of our reporting period, new employment data indicated that the jobs picture is finally starting to improve; that was the missing link in the economic recovery.

We don’t expect stocks to provide the outsized gains of calendar year 2003. But as long as interest rates don’t rise rapidly, and stocks are able to maintain earnings, we look forward to a productive period.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	12/7/94	4.26%	32.78%	–5.03%	6.13%
B Shares**	1/1/96[2]	5.21%	35.79%	–4.75%	6.10%
C Shares***	2/1/01[2]	9.09%	39.74%	–4.35%	6.54%
Institutional Shares	12/7/94	10.71%	41.18%	–3.66%	7.09%
Russell 2000 Growth Index	12/7/94	18.97%	63.16%	2.31%	7.24%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares and has been adjusted for the Class B Shares CDSC, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance. Class C Shares were not in existence before 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

The Fund is measured against the Russell 2000 Growth Index an unmanaged index which is comprised of the securities in the Russell 2000 Index which have a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SPECIAL OPPORTUNITIES FUND

PORTFOLIO MANAGER

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, chief investment officer of Scott & Stringfellow, Inc., subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a B.A. from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes W. Moultrie Dotterer, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than three decades of combined investment management experience, along with a broad range of investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We aggressively pursue attractive opportunities wherever they can be found, limiting ourselves to neither a particular sector nor a single investing style. From a universe of 6,000 publicly traded companies, we build a concentrated portfolio that normally holds no more than 30 securities — blending relatively young growth stocks marked by above-average revenue and earnings growth, with larger, more-established value stocks that are out of favor for reasons we believe to be only temporary. This balanced approach enables us to act upon our investment team’s very best ideas and build a portfolio marked by diversification, above-average fundamentals and below-market risk characteristics.”

A recovering economy lifted share prices.

The Fund began operations in June 2003. We are gratified that during the last six months, our first full reporting period, the Fund’s Institutional Shares significantly outperformed our benchmark, the S&P 500 Index.

In terms of the economy, with all of the stimulus that was being brought to bear–such as historically low interest rates and lower taxes–it was assumed that economic growth would continue to improve. Indeed, the economy did grow throughout 2003. Corporate earnings surprises on the upside and still-benign inflation (though inflation concerns started to rise after the period), added fuel to the economic engine.

It would seem logical that in a rebounding economy, shares of retail companies would do quite well. While we are not economists–our investment approach is based on individual stock selection, not on trying to predict which sectors will heat up in the near term – the portfolio benefited from an overweighting in the consumer discretionary sector; we owned such stocks as YUM! Brands (4.1% of the portfolio’s net assets), Anheuser-Busch Companies (3.8%) and Hain Celestial Group (3.7%). We also ended the period overweighted in health care and energy stocks.1

Recent portfolio additions include Mantech International (3.7%), which does most of its business with the Dept. of Defense and U.S. intelligence agencies; Pioneer Natural Resources (3.0%), an energy company with a history of drill-bit success; Spectrasite, Inc. (3.8%), the third-largest owner and operator of cell-phone towers; and WCI Communities (3.8%) a high-end home builder concentrated in Florida.1

We also had a somewhat above-average cash weighting, and we expect this could be the case as we move forward. Part of our investment strategy is to have enough flexibility to avoid being forced by market conditions to sell a position we don’t want to sell. Also, if we see a fresh opportunity, we want to have enough cash available to buy a meaningful stake immediately.

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were1:

YUM! Brands, Inc.	4.0%
Coventry Health Care, Inc.	3.9%
Allstate Corp.	3.9%
XTO Energy, Inc.	3.8%
Cendant Corp.	3.8%

Economic growth could start to slow.

To be honest, we never know which way the stock market is going to go in the short run, and we regularly remind ourselves of that fact. That said, we’re optimistic that, with corporate earnings rising and interest rates still low, we could realize positive performance over the next six months – while not expecting the outsize returns of the last six months.

In a larger sense, the economy still looks relatively good, but prospects for further growth are not as promising as they were at the beginning of our reporting period. In response, we have begun to shed some of our consumer discretionary holdings.

Aggregate Total Return	As of March 31, 2004

Class	Inception Date	Six Months	Since Inception
A Shares*	6/2/03	13.57%	19.56%
B Shares**	6/2/03	15.05%	21.05%
C Shares***	6/2/03	19.05%	25.05%
Institutional Shares	6/2/03	20.66%	27.06%
S&P 500 Index	5/31/03	14.07%	18.58%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGER

UBS Global Asset Management

The BB&T International Equity Fund is managed by a team of portfolio managers at UBS Global Asset Management, subadviser to the Fund. Key team members include Thomas P. Madsen, CFA, managing director and global head of equities; Bruno Bertocci, executive director and global portfolio manager; and Lydia J. Miller, managing director and global portfolio manager. Mr. Madsen earned BBA and MS degrees from the University of Wisconsin and has 24 years of investing experience. Mr. Bertocci received a BA degree from Oberlin College and an MBA from the Harvard Graduate School of Business and also has 24 years of investing experience. Ms. Miller earned a BS from the Pennsylvania State University and an MBA from the University of Chicago, and brings 18 years of investing experience to the team.

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Our investment philosophy focuses on a stock’s price, relative to its intrinsic (or fundamental) value. We identify discrepancies between a security’s intrinsic value and its observed market price—both across and within global equity markets. We attempt to exploit these discrepancies using a disciplined fundamental approach. Our research teams evaluate companies in their markets around the world and assign relative price/value rankings based on the present value of each company’s expected future cash flows. Our equity strategy team utilizes a global network of resources to systematically develop portfolio strategy in the context of integrated global capital markets. Currency strategies are developed separately and coordinated with country allocations. The result is a diversified portfolio of international stocks that we believe could provide solid, long-term performance while potentially managing risk.”

Our bottom-up approach has led us to find compelling opportunities

During the last six months, many of the same economic factors that boosted economic growth in the U.S. did the same in many foreign markets. Consequently, international stocks as a group did quite well, by historical standards. While we’ve seen a moderate amount of rotation into higher-quality names in recent months, for most of the period, low-price, lower-quality issues have led the way. Globally, investors have shown the same appetite for risk, and these circumstances have played out across geographic regions, as well as across market sectors. Further, emerging markets have outperformed developed markets.

It’s not surprising, therefore, that regions with lower-quality stocks, on balance, have outperformed regions with higher-quality stocks.

While the most economically sensitive, and leveraged, companies–including technology names–have run up very quickly, there are still very attractive opportunities for a bottom-up manager to selectively identify companies characterized by strong fundamentals and positive, long-term outlooks. We’re focusing particularly on consumer, health care and financial names. In this latter sector, we are overweighted in banks, as opposed to large, diversified financial conglomerates.

From a country perspective, our single largest under-weighting is in Germany, where we have found most companies to be unattractively overleveraged (dependent on debt) and, in our opinion, overvalued by investors. Conversely, we are overweighted in the United Kingdom, where we have been drawn to a number of energy and consumer stocks.

As of March 31, 2004, the Fund’s country composition (as a percentage of the portfolio’s net assets) was1:

Continental Europe	39.2%
Great Britain	32.3%
Japan	19.2%
Other Pacific Basin	6.3%
Emerging Markets	0.8%

As of March 31, 2004, the Fund’s top five equity holdings (as a percentage of the portfolio’s net assets) were1:

Vodafone Group PLC	3.2%
BP PLC	2.8%
Total SA	2.8%
Nestle SA	2.5%
Royal Bank of Scotland Group PLC	2.4%

We don’t expect to make dramatic changes this year

Looking out over the next six- to 12-months, we expect to see continued economic growth, though probably at a slower pace than was evident in the third and fourth calendar quarters of 2003. Also, we wouldn’t be surprised if many central banks began tightening credit by raising short-term interest rates, though such a move would be driven by our own Federal Reserve, which could very well hold steady until after the November elections.

As for the global stock markets themselves, we’re finding most stocks to be fairly valued, narrowing available opportunities. We’ll continue to focus on such areas as U.K. consumer stocks, and on a global level, banks and health care names.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	1/2/97	12.10%	35.04%	–3.09%	0.31%
B Shares**	1/2/97	13.42%	37.71%	–2.86%	0.39%
C Shares***	2/1/01[2]	17.24%	41.71%	–2.71%	0.39%
Institutional Shares	1/2/97	18.88%	43.33%	–1.75%	1.37%
MSCI EAFE Index	12/30/96	22.27%	58.15%	0.83%	3.67%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Class C Shares were not in existence before 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the MSCI EAFE Index, an unmanaged index which is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SHORT U.S. GOVERNMENT FUND

(Formerly known as the BB&T Short U.S. Government Income Fund)

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a B.A. in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; Joseph D. Jackson, CFA; W. Bishop Jordan, CFA; Robert F. Millikan, CFA; Dickinson B. Phillips, CFP™; and Jennifer Skinner. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“This high-quality bond fund is geared toward investors looking for current income to meet their short-term needs, with limited fluctuations in principal. We seek to provide value by rotating among different sectors of the taxable, fixed-income market — Treasuries, mortgage-backed securities, agency paper and corporate debt — purchasing securities that offer the most potential for relative outperformance, and limiting movements in the portfolio’s duration within a relatively tight range.”

Market volatility reflected international tensions.

Interest rates ended the last six months at pretty much the same level as they began it, though we did see some volatility within the period in intermediate- and long-term securities. However, this was not the case at the short end of the yield curve, where the Fund does most of its buying. As the period moved along, employment data remained weak, and a consensus grew that the Federal Reserve would hold off raising short-term interest rates. Consequently, based on these expectations, rates for short-term securities moved hardly at all.

Another dynamic at work in the government bond market was the unstable international situation: the war in Iraq, tension in the Middle East, the bombing in Spain and other continuing concerns about terrorism. When investors got nervous, they often fled to the safety of Treasury securities, but the inflows and outflows of assets were nearly as volatile as global events.

As of March 31, 2004, the effective duration of the Short U.S. Government Fund was 1.61.

Approximately 41.6% of the portfolio was invested in U.S. government agency securities, 32.4% in mortgage-backed securities, 8.6% in corporate debt and asset-backed securities, 15.3% in securities issued by the U.S. Treasury, and 3.0% in cash and cash equivalents. The securities in the portfolio had an average credit quality of Aaa (as rated by Moody’s).1

We will keep a close watch on jobs numbers and commodity prices.

Looking ahead, we don’t believe it’s wise to keep the portfolio’s duration (interest-rate sensitivity) too long or too short. There’s a great deal of uncertainty about what the Fed might or might not do. Shortly after our period ended, employment data began looking more positive and we believe that sustained improvement in the jobs picture could lead the Fed to raise rates sooner than previously expected.

Further, oil prices have risen sharply in recent months, as have some other commodities, such as metals. If producer costs jump, these costs could be passed on to consumers, igniting inflation and further convincing the Fed that interest rates have to be set higher. All of these factors bear close scrutiny in the months to come.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	10 Year
A Shares*	11/30/92	–1.94%	–1.63%	4.00%	4.73%
Institutional Shares	11/30/92	1.26%	1.67%	4.88%	5.31%
Merrill Lynch 1-5 Year U.S. Government Bond Index	N/A	1.51%	2.90%	5.99%	6.24%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the Merrill Lynch 1-5 Year U.S. Government Bond Index, an unmanaged index which measures the performance of U.S. Government bonds in that maturity range. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performances reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERMEDIATE U.S. GOVERNMENT FUND

(Formerly known as the BB&T Intermediate U.S. Government Bond Fund)

PORTFOLIO MANAGER

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA. Mr. Eppard received a B.S. in Business Administration and Accounting from Radford University and has been managing investors’ money since 1986. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes Joseph D. Jackson, CFA; W. Bishop Jordan, CFA; Kevin E. McNair, CFA; Robert F. Millikan, CFA; Dickinson B. Phillips, CFP™; and Jennifer Skinner. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“This high-quality bond fund should be attractive to investors seeking to capture the total return available from intermediate-term U.S. government bonds. Our process attempts to identify those securities and sectors that are most attractively priced and offer the best potential for relative outperformance. We seek to provide value by strategically investing along the yield curve and rotating among sectors—Treasuries, mortgage-backed securities, agency paper and corporate debt—while keeping movements in the portfolio’s duration within a relatively tight range.”

Bonds were moved by interest rates and jobs data.

When we look at the yield curve over the last six months, it didn’t change dramatically from the beginning of the period to the end. However, in the interim, we saw some significant swings up and down. A lot of investors focused on economic news such as job reports, along with the Federal Reserve’s anticipated response. While employment news improved in April, after our period ended, we were surprised by a string of disappointing numbers throughout the last six months.

Entering the period, we were defensively positioned with the Fund’s duration (a measure of interest-rate sensitivity), since we expected the economy to improve. To be quite frank, we found economic growth to be benign and unsatisfactory. But bad news for the economy can mean good news for the bond market, and the period was marked by a number of bond rallies sparked by less-than-stellar economic data.

While our below-average duration presented a challenge, our sector selection was a plus. We were overweighted in agency securities, which performed well and added to the Fund’s total return.

As of March 31, 2004, the effective duration of the Intermediate U.S. Government Fund was 3.41. Approximately 47.3% of the portfolio was in Agency debt, 34.5% in mortgage-backed securities, 8.7% in corporate bonds, 7.0% in U.S. Treasuries and 2.2% in cash equivalents. The securities in the portfolio’s had an average credit quality of Aaa (as rated by Moody’s).1

We will continue to seek incremental yield from high-quality securities.

We remain heavily weighted in agency and mortgage-backed securities, which can provide additional income over Treasuries of like maturities. We also have been buying callable maturities with maturities in the neighborhood of three years. Because these securities can be called, or redeemed before maturity, by their issuers, they offer above-average yields. But because they have relatively short maturities, we’re not overly concerned about the risk that they will be called.

We’re also realizing additional income by buying some highly rated corporate bonds; because these securities are not backed by the U.S. government, they provide higher yields.

We believe the most critical factor going forward is the jobs picture. In early April, at the start of our new reporting period, non-farm payrolls came in higher than expected for March, putting pressure on bond prices and hiking interest rates. Perhaps our next important decision could be to choose when to structure the portfolio to be even more defensive than it was at the end of March.

Most likely, we’ll continue doing much of what we did during the last six months: stay slightly defensive from a duration standpoint, seek out opportunities to maximize current income and keep an eye on the employment data.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	10 Year
A Shares*	10/9/92	–3.90%	–2.97%	4.91%	5.79%
B Shares**	1/1/96[2]	–3.41%	–1.83%	5.20%	5.68%
C Shares***	2/1/01[2]	0.65%	2.20%	5.76%	6.22%
Institutional Shares	10/9/92	2.04%	3.21%	6.40%	6.68%
Lehman Brothers Government/ Mortgage Bond Index	N/A	2.87%	4.08%	6.75%	7.35%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.

The Fund is measured by the Lehman Brothers Government/Mortgage Bond Index an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERMEDIATE CORPORATE BOND FUND

PORTFOLIO MANAGER

Joseph D. Jackson, CFA

The BB&T Intermediate Corporate Bond Fund is managed by Joseph D. Jackson, CFA, who has managed the Fund since its inception. Mr. Jackson graduated from Wake Forest University, where he received a B.A. in History and also earned an M.B.A. Mr. Jackson is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; W. Bishop Jordan, CFA; Kevin E. McNair, CFA; Robert F. Millikan, CFA and Dickinson B. Phillips, CFP™. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The majority of the issues we hold are intermediate-term, investment-grade corporate bonds. We expect this type of portfolio to generate more income than is available from short-term corporate securities or from intermediate U.S. government securities. At the same time, this is not a pure income fund with minimal price fluctuations. Because we also pursue long-term capital gains, the Fund will experience short-term volatility from time to time. However, with volatility comes the opportunity to produce an attractive total return, in addition to a relatively generous yield. Therefore, we believe the Fund can benefit both income investors and long-term growth investors seeking to balance the equity portions of their individual portfolios.”

Yield ‘spreads’ narrowed considerably.

In our last report, six months ago, we noted that corporate securities provided significantly higher yields than Treasury securities of like maturities. During the most recent reporting period, which ended March 31, 2004 these yield “spreads” narrowed – that is, the different between corporate yields and Treasury yields were much less pronounced.

A number of factors have conspired to shrink this former yield advantage. We believe that with enormous geopolitical risks – the war in Iraq, there are heightened fears about possible terrorist attacks –concerns over job growth and doubts about the sustainability of the economy, the climate is such that corporate securities don’t offer the yield advantage they did 18, or even 12, months ago. And further yield narrowing, which could drive corporate security prices higher, is unlikely in the near term, in our opinion.

With the yield advantage evaporating, our focus has now turned to protecting some of the growth the Fund has generated over the last year. To this end, we’ve liquidated much of the lower-grade, higher-yielding securities in the portfolio. At this point, we don’t believe we’re being sufficiently compensated for the risk that’s inherent in the bond market. If we can sell a lower-rated bond, and move up in quality without giving up a lot in yield, we think that makes a whole lot of sense.

On the positive side, corporations in general appear to be continuing to clean up their balance sheets; earnings growth is evident, and companies appear to be relying less on leverage (debt) than they did several years ago. But while we have seen marked improvement in these areas, we’re still not sure how the economy will fare beyond the next three to six months.

As of March 31, 2004, the Fund’s effective duration was 5.23. Approximately 93.3% of the portfolio was invested in corporate obligations, 2.3% in U.S. government securities and 2.1% in cash and cash equivalents. The securities in the portfolio had an average credit quality was A3 (as rated by Moody’s).1

The jobs picture will influence the Federal Reserve.

Interest rates drive bond prices higher or lower, so the direction interest rates take is of primary concern. We believe it’s pretty much a given that the next big move for interest rates will be up. The big question in our mind is, what’s going to happen with employment growth and wage increases? If the jobs data continues to improve, we feel the Fed is likely to raise rates sooner, rather than later.

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	Since Inception
A Shares*	12/2/99	–2.78%	1.20%	6.33%
B Shares**	12/2/99	–2.18%	2.54%	6.67%
C Shares***	2/1/01[2]	1.82%	6.54%	7.06%
Institutional Shares	12/2/99	3.33%	7.61%	8.05%
Lehman Brothers U.S. Credit Index	11/30/99	3.78%	8.61%	9.41%

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Lehman Brothers U.S. Credit Index, an unmanaged index which is generally representative of fixed-rate, non-convertible domestic corporate debt securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; Joseph D. Jackson, CFA; W. Bishop Jordan, CFA; Kevin E. McNair, CFA and Dickinson B. Phillips, CFP™. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Kentucky residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest possible yield for the given level of risk.”

Broad economic factors produced some volatility

The last six months could correctly be divided into two, three-month periods: the last calendar quarter of 2003, when bonds didn’t do particularly well, and the first quarter of 2004, when bonds produced moderately positive returns.

At the beginning of our reporting period, fixed-income securities came under pressure from rising interest rates – which generally cause bond prices to fall – and a consensus that the economy was recovering strongly, also bad news for bonds. Further, the stock market was moving higher and presented an attractive alternative, which motivated investors to move a significant amount of capital from bonds to stocks. Nonetheless, municipal bonds outperformed their taxable counterparts during the period’s early months, due to a dearth of new municipal issues, which made existing securities more desirable.

Circumstances changed as 2004 began. In the first calendar quarter of the new year, the lack of job growth, as based on non-farm payroll numbers, gave the fixed-income market a boost. We saw a string of three, successive, disappointing employment numbers, which prompted people to doubt the strength of the country’s economic recovery, and seek relative stability in the bond market. Other pluses for bonds, which often benefit from otherwise gloomy news, were geopolitical concerns and rising energy prices. The jobs outlook did turn strongly positive in April, but that was after the end of our reporting period. However, municipal bonds underperformed Treasury and corporate securities, primarily due to a heavy supply of new municipal issuance in March.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis.

As of March 31, 2004, 96.6% of the Fund’s bond holdings were debt instruments issued by government entities in Kentucky. Approximately 4.5% was invested in general obligation bonds, 92.8% in revenue bonds and 1.7% invested in cash and cash equivalents. The effective duration of the portfolio was 4.95 and the average credit quality was Aa1 (as rated by Moody’s).1

Municipal securities should hold up moderately well in the coming months

From a credit perspective, we have a positive outlook for the next six- to 12-months. We anticipate that, among other things, tax receipts in the state will continue to grow, which is a plus for government entities that participate in the municipal market.

We are slightly defensive from an interest-rate standpoint; while we are trying to capture as much incremental income, or yield, as possible, the steepness of the yield curve means that the portfolio’s duration is a bit shorter than average. While we don’t expect interest rates to soar in the next few months, we do believe the next major move for rates will be up, and we don’t want to get caught with too much interest-rate exposure (which could adversely affect the Fund’s net asset value).

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	Since Inception
A Shares*	2/24/03	–1.04%	1.49%	3.67%
Institutional Shares	2/24/03	2.14%	4.75%	5.32%
Lehman Brothers 7-Year Municipal Bond Index	2/28/03	2.32%	5.60%	5.12%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Joseph D. Jackson, CFA; Kevin E. McNair, CFA; W. Bishop Jordan, CFA; Dickinson B. Phillips, CFP and Brad D. Eppard, CFA. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Maryland municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Maryland municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Maryland residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest possible yield for the given level of risk.”

Broad economic factors produced some volatility

The last six months could correctly be divided into two, three-month periods: the last calendar quarter of 2003, when bonds didn’t do particularly well, and the first quarter of 2004, when bonds produced moderately positive returns.

At the beginning of our reporting period, fixed-income securities came under pressure from rising interest rates – which generally cause bond prices to fall – and a consensus that the economy was recovering strongly, also bad news for bonds. Further, the stock market was moving higher and presented an attractive alternative, which motivated investors to move a significant amount of capital from bonds to stocks. Nonetheless, municipal bonds outperformed their taxable counterparts during the period’s early months, due to a dearth of new municipal issues, which made existing securities more desirable.

Circumstances changed as 2004 began. In the first calendar quarter of the new year, the lack of job growth, as based on non-farm payroll numbers, gave the fixed-income market a boost. We saw a string of three, successive, disappointing employment numbers, which prompted people to doubt the strength of the country’s economic recovery, and seek relative stability in the bond market. Other pluses for bonds, which often benefit from otherwise gloomy news, were geopolitical concerns and rising energy prices. The jobs outlook did turn strongly positive in April, but that was after the end of our reporting period. However, municipal bonds underperformed Treasury and corporate securities, primarily due to a heavy supply of new municipal issuance in March.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis.

As of March 31, 2004, 93.7% of the Fund’s bond holdings were debt instruments issued by government entities in Maryland. Approximately 63.2% was invested in general obligation bonds, 39.5% in revenue bonds and 2.1% invested in cash and cash equivalents. The effective duration of the portfolio was 5.00 and the average credit quality was Aa1 (as rated by Moody’s).1

Municipal securities should hold up moderately well in the coming months

From a credit perspective, we have a positive outlook for the next six- to 12-months. We anticipate that, among other things, tax receipts in the state will continue to grow, which is a plus for government entities that participate in the municipal market.

We are slightly defensive from an interest-rate standpoint; while we are trying to capture as much incremental income, or yield, as possible, the steepness of the yield curve means that the portfolio’s duration is a bit shorter than average. While we don’t expect interest rates to soar in the next few months, we do believe the next major move for rates will be up, and we don’t want to get caught with too much interest-rate exposure (which could adversely affect the Fund’s net asset value).

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	Since Inception
A Shares*	2/24/03	–1.12%	1.24%	–1.85%
Institutional Shares	2/24/03	2.07%	4.61%	4.61%
Lehman Brothers 7-Year Municipal Bond Index	2/28/03	2.32%	5.60%	5.12%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Joseph D. Jackson, CFA; Kevin E. McNair, CFA; W. Bishop Jordan, CFA; Dickinson B. Phillips, CFP and Brad D. Eppard, CFA. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in North Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of North Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for North Carolina residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest possible yield for the given level of risk.”

Broad economic factors produced some volatility

The last six months could correctly be divided into two, three-month periods: the last calendar quarter of 2003, when bonds didn’t do particularly well, and the first quarter of 2004, when bonds produced moderately positive returns.

At the beginning of our reporting period, fixed-income securities came under pressure from rising interest rates–which generally cause bond prices to fall–and a consensus that the economy was recovering strongly, also bad news for bonds. Further, the stock market was moving higher and presented an attractive alternative, which motivated investors to move a significant amount of capital from bonds to stocks. Nonetheless, municipal bonds outperformed their taxable counterparts during the period’s early months, due to a dearth of new municipal issues, which made existing securities more desirable.

Circumstances changed as 2004 began. In the first calendar quarter of the new year, the lack of job growth, as based on non-farm payroll numbers, gave the fixed-income market a boost. We saw a string of three, successive, disappointing employment numbers, which prompted people to doubt the strength of the country’s economic recovery, and seek relative stability in the bond market. Other pluses for bonds, which often benefit from otherwise gloomy news, were geopolitical concerns and rising energy prices. The jobs outlook did turn strongly positive in April, but that was after the end of our reporting period. However, municipal bonds underperformed Treasury and corporate securities, primarily due to a heavy supply of new municipal issuance in March.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis.

As of March 31, 2004, 97.6%, and 0.5% of the Fund’s bond holdings were debt instruments issued by government entities in North Carolina and Puerto Rico, respectively. Approximately 39.4% was invested in general obligation bonds, 39.6% in revenue bonds and 4.8% in certificates of participation, with 10.0% escrowed to maturity, 3.0% in pre-refunded and 3.2% invested in cash and cash equivalents. The effective duration of the portfolio was 5.12 and the average credit quality was Aa1 (as rated by Moody’s).1

Municipal securities should hold up moderately well in the coming months

From a credit perspective, we have a positive outlook for the next six to 12 months. We anticipate that, among other things, tax receipts in the state will continue to grow, which is a plus for government entities that participate in the municipal market.

We are slightly defensive from an interest-rate standpoint; while we are trying to capture as much incremental income, or yield, as possible, the steepness of the yield curve means that the portfolio’s duration is a bit shorter than average. While we don’t expect interest rates to soar in the next few months, we do believe the next major move for rates will be up, and we don’t want to get caught with too much interest-rate exposure (which could adversely affect the Fund’s net asset value).

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	10 Year
A Shares*	10/16/92	–1.36%	0.56%	4.25%	4.62%
Institutional Shares	10/16/92	1.73%	3.79%	5.02%	5.09%
Lehman Brothers 7-Year Municipal Bond Index	N/A	2.32%	5.60%	6.01%	6.40%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower

BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has 13 years of investment experience. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Joseph D. Jackson, CFA; Kevin E. McNair, CFA; W. Bishop Jordan, CFA; Dickinson B. Phillips, CFP and Brad D. Eppard, CFA. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in South Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of South Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for South Carolina residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest possible yield for the given level of risk.”

Broad economic factors produced some volatility

The last six months could correctly be divided into two, three-month periods: the last calendar quarter of 2003, when bonds didn’t do particularly well, and the first quarter of 2004, when bonds produced moderately positive returns.

At the beginning of our reporting period, fixed-income securities came under pressure from rising interest rates–which generally cause bond prices to fall–and a consensus that the economy was recovering strongly, also bad news for bonds. Further, the stock market was moving higher and presented an attractive alternative, which motivated investors to move a significant amount of capital from bonds to stocks. Nonetheless, municipal bonds outperformed their taxable counterparts during the period’s early months, due to a dearth of new municipal issues, which made existing securities more desirable.

Circumstances changed as 2004 began. In the first calendar quarter of the new year, the lack of job growth, as based on non-farm payroll numbers, gave the fixed-income market a boost. We saw a string of three, successive, disappointing employment numbers, which prompted people to doubt the strength of the country’s economic recovery, and seek relative stability in the bond market. Other pluses for bonds, which often benefit from otherwise gloomy news, were geopolitical concerns and rising energy prices. The jobs outlook did turn strongly positive in April, but that was after the end of our reporting period. However, municipal bonds underperformed Treasury and corporate securities, primarily due to a heavy supply of new municipal issuance in March.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis.

As of March 31, 2004, 97.7% of the Fund’s bond holdings were debt instruments issued by government entities in South Carolina. Approximately 43.2% was invested in general obligation bonds, 51.9% in revenue bonds and 1.0% in pre-refunded, with 2.4% escrowed to maturity and 1.5% invested in cash and cash equivalents. The effective duration of the portfolio was 4.95 and the average credit quality was Aa1 (as rated by Moody’s).1

Municipal securities should hold up moderately well in the coming months

From a credit perspective, we have a positive outlook for the next six to 12 months. We anticipate that, among other things, tax receipts in the state will continue to grow, which is a plus for government entities that participate in the municipal market.

We are slightly defensive from an interest-rate standpoint; while we are trying to capture as much incremental income, or yield, as possible, the steepness of the yield curve means that the portfolio’s duration is a bit shorter than average. While we don’t expect interest rates to soar in the next few months, we do believe the next major move for rates will be up, and we don’t want to get caught with too much interest-rate exposure (which could adversely affect the Fund’s net asset value).

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	10/20/97	–1.18%	1.12%	4.32%	4.63%
Institutional Shares	10/20/97	2.00%	4.39%	5.10%	5.27%
Lehman Brothers 7-Year Municipal Bond Index	10/31/97	2.32%	5.60%	6.01%	6.04%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has 13 years of investment experience. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Joseph D. Jackson, CFA; Kevin E. McNair, CFA; W. Bishop Jordan, CFA; Dickinson B. Phillips, CFP and Brad D. Eppard, CFA. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Virginia residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest possible yield for the given level of risk.”

Broad economic factors produced some volatility

The last six months could correctly be divided into two, three-month periods: the last calendar quarter of 2003, when bonds didn’t do particularly well, and the first quarter of 2004, when bonds produced moderately positive returns.

At the beginning of our reporting period, fixed-income securities came under pressure from rising interest rates – which generally cause bond prices to fall – and a consensus that the economy was recovering strongly, also bad news for bonds. Further, the stock market was moving higher and presented an attractive alternative, which motivated investors to move a significant amount of capital from bonds to stocks. Nonetheless, municipal bonds outperformed their taxable counterparts during the period’s early months, due to a dearth of new municipal issues, which made existing securities more desirable.

Circumstances changed as 2004 began. In the first calendar quarter of the new year, the lack of job growth, as based on non-farm payroll numbers, gave the fixed-income market a boost. We saw a string of three, successive, disappointing employment numbers, which prompted people to doubt the strength of the country’s economic recovery, and seek relative stability in the bond market. Other pluses for bonds, which often benefit from otherwise gloomy news, were geopolitical concerns and rising energy prices. The jobs outlook did turn strongly positive in April, but that was after the end of our reporting period. However, municipal bonds underperformed Treasury and corporate securities, primarily due to a heavy supply of new municipal issuance in March.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis.

As of March 31, 2004, 96.8% and 2.1% of the Fund’s bond holdings were debt instruments issued by government entities in Virginia and Washington D.C., respectively. Approximately 38.7% was invested in general obligation bonds, 53.8% in revenue bonds and 6.7% in pre-refunded and 0.9% invested in cash and cash equivalents. The effective duration of the portfolio was 5.14 and the average credit quality was Aa1 (as rated by Moody’s).1

Municipal securities should hold up moderately well in the coming months

From a credit perspective, we have a positive outlook for the next six to 12 months. We anticipate that, among other things, tax receipts in the state will continue to grow, which is a plus for government entities that participate in the municipal market.

We are slightly defensive from an interest-rate standpoint; while we are trying to capture as much incremental income, or yield, as possible, the steepness of the yield curve means that the portfolio’s duration is a bit shorter than average. While we don’t expect interest rates to soar in the next few months, we do believe the next major move for rates will be up, and we don’t want to get caught with too much interest-rate exposure (which could adversely affect the Fund’s net asset value).

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	Since Inception
A Shares*	5/17/99	–1.44%	0.69%	4.70%
Institutional Shares	5/17/99	1.68%	3.90%	5.23%
Lehman Brothers 7-Year Municipal Bond Index	5/31/99	2.32%	5.60%	6.28%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; Joseph D. Jackson, CFA; W. Bishop Jordan, CFA; Kevin E. McNair, CFA and Dickinson B. Phillips, CFP™. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in West Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of West Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for West Virginia residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest possible yield for the given level of risk.”

Broad economic factors produced some volatility

The last six months could correctly be divided into two, three-month periods: the last calendar quarter of 2003, when bonds didn’t do particularly well, and the first quarter of 2004, when bonds produced moderately positive returns.

At the beginning of our reporting period, fixed-income securities came under pressure from rising interest rates–which generally cause bond prices to fall–and a consensus that the economy was recovering strongly, also bad news for bonds. Further, the stock market was moving higher and presented an attractive alternative, which motivated investors to move a significant amount of capital from bonds to stocks. Nonetheless, municipal bonds outperformed their taxable counterparts during the period’s early months, due to a dearth of new municipal issues, which made existing securities more desirable.

Circumstances changed as 2004 began. In the first calendar quarter of the new year, the lack of job growth, as based on non-farm payroll numbers, gave the fixed-income market a boost. We saw a string of three, successive, disappointing employment numbers, which prompted people to doubt the strength of the country’s economic recovery, and seek relative stability in the bond market. Other pluses for bonds, which often benefit from otherwise gloomy news, were geopolitical concerns and rising energy prices. (The jobs outlook did turn strongly positive in April, but that was after the end of our reporting period.) However, municipal bonds underperformed Treasury and corporate securities, primarily due to a heavy supply of new municipal issuance in March.

Although interest rates across the yield curve fell during the period, municipal bonds offered yields that were attractive on a relative basis.

As of March 31, 2004, 97.8% of the Fund’s bond holdings were debt instruments issued by government entities in West Virginia. Approximately 17.9% was invested in general obligation bonds, 76.6% in revenue bonds with 4.7% escrowed to maturity and 0.8% invested in cash and cash equivalents. The effective duration of the portfolio was 4.95 and the average credit quality was Aa1 (as rated by Moody’s).1

Municipal securities should hold up moderately well in the coming months

From a credit perspective, we have a positive outlook for the next six- to 12-months. We anticipate that, among other things, tax receipts in the state will continue to grow, which is a plus for government entities that participate in the municipal market.

We are slightly defensive from an interest-rate standpoint; while we are trying to capture as much incremental income, or yield, as possible, the steepness of the yield curve means that the portfolio’s duration is a bit shorter than average. While we don’t expect interest rates to soar in the next few months, we do believe the next major move for rates will be up, and we don’t want to get caught with too much interest-rate exposure (which could adversely affect the Fund’s net asset value).

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	10 Year
A Shares*	12/17/93[2]	–1.27%	1.00%	4.23%	5.34%
Institutional Shares	12/1/93[2]	1.95%	4.45%	5.13%	5.94%
Lehman Brothers 7-Year Municipal Bond Index		2.32%	5.60%	6.01%	6.40%

*	Reflects 3.00% maximum sales charge.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Portfolio composition is subject to change.
[2]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T PRIME MONEY MARKET FUND

PORTFOLIO MANAGER

Federated Investment Management Company

The BB&T Prime Money Market Fund is managed by a team from Federated Investment Management Company, subadvisor to the Fund. The team is comprised of Deborah A. Cunningham, CFA (senior portfolio manager), Paige Wilhelm (co-portfolio manager), William Jamison, Natalie F. Metz, Mary Ellen Tesla and Mark F. Weiss, CFA, and a group of eight money-market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

INVESTMENT CONCERNS

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The Fund’s key objective is to provide high current income while maintaining the stability of our investors’ principal. We also strive to deliver higher income than would be expected from a government money-market fund. To achieve these goals, we employ a ‘barbell’ maturity structure, utilizing floating-rate positions at the very short end of the yield curve and buying longer-term debt with maturities in the range of six to 13 months. We find that this strategy can enable us to remain nimble in a market that is driven, sometimes with challenging volatility, by interest-rate activity.”

Short-term yields remained at historically low levels.

Although the Federal Reserve held off from taking action on interest rates during the period, the yield curve changed fairly dramatically during the period, based on investors’ expectations for potential rate hikes in the not-too-distant future. Earlier in the period, the difference between yields available from ultra-short, overnight paper and one-year securities was as much as 50 basis points (0.50%), a significant spread. Toward the end of the period, however, this spread narrowed to just 12-15 basis points.

With yields as low as they have been, a situation which is not positive for money market investors, we have taken sensible measures to generate incremental income, wherever possible. As always, we have kept close watch on interest-rate risk, and only bought longer-term paper when the spreads mentioned above made such purchases prudent.

As of March 31, 2004, approximately 34.5% of the BB&T Prime Money Market Fund’s portfolio was invested in variable rate instruments, 24.1% in commercial paper, 14.5% in collateralized loan agreements, 10.0% in corporate bonds, 10.4% in certificates of deposit, 4.4% in repurchase agreements, and 2.2% in U.S. government agencies. The average maturity of the Fund’s holdings was 54 days, and the average portfolio short-term credit quality was A-1/P-1.1,2

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	The NAIC allows an insurance company to reclassify its money market funds that were classified as Schedule D and reschedule as Schedule DA-Part 1. Standard & Poor’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

BB&T U.S. TREASURY MONEY MARKET FUND

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a B.A. in Economics from the University of North Carolina at Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; Joseph D. Jackson, CFA; W. Bishop Jordan, CFA; Robert F. Millikan, CFA and Dickinson B. Phillips, CFP™. The team brings to the Fund more than eight decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The Fund is designed for investors who seek current income, liquidity and stability, but with an added measure of safety offered by a portfolio that invests exclusively in U.S. Government securities. We have found that conservatively laddering the portfolio with Treasury securities and overnight repurchase agreements allows us to take advantage of higher yields along the yield curve. Laddering also provides us with the flexibility to react swiftly to changes in government policy, which can affect money market instruments. An added benefit is the state and local tax exemption provided by the income earned on the portfolio’s Treasury securities. Tax-exempt income boosts the Fund’s after-tax yields for investors, especially those who live in high-tax states.”

Short-term yields remained at historically low levels.

Although the Federal Reserve held off from taking action on interest rates during the period, the yield curve changed fairly dramatically during the period, based on investors’ expectations for potential rate hikes in the not-too-distant future. Earlier in the period, the difference between yields available from ultra-short, overnight paper and one-year securities was as much as 50 basis points (0.50%), a significant spread. Toward the end of the period, however, this spread narrowed to just 12-15 basis points.

With yields as low as they have been, a situation which is not positive for money market investors, we have taken sensible measures to generate incremental income, wherever possible. As always, we have kept close watch on interest-rate risk, and only bought longer-term paper when the spreads mentioned above made such purchases prudent.

As of March 31, 2004 approximately 51.8% of the BB&T U.S. Treasury Money Market Fund’s portfolio was invested in repurchase agreements, with 25.0% in U.S. Treasury Bills and 23.1% in U.S. Treasury Notes. The average maturity of the Fund’s holdings was 45 days, and the average credit quality was AAA.1,2

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.
[2]	Standard & Poor’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

BB&T CAPITAL MANAGERS FUNDS

PORTFOLIO MANAGER

David R. Ellis

The BB&T Capital Manager Funds are managed by David R. Ellis, Director of Asset Allocation and Risk Management for BB&T Asset Management, Inc. Mr. Ellis graduated from the University of North Carolina-Chapel Hill, where he received a B.S. in Business, and has been managing investors’ money since 1982. Mr. Ellis is supported by the BB&T Balanced Portfolio Management Team, which includes Brad D. Eppard, CFA; Keith F. Karlawish, CFA; Richard B. Jones, CFA; James L. Luke, CFA; Robert F. Millikan, CFA; and Paige Henderson, CFA. The team brings to the Fund more than a century of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The great appeal, and principal benefit, of all of our Capital Manager Funds is that, by investing in underlying portfolios of multiple BB&T Funds, they are very broadly diversified among various, distinct asset classes and sectors. This enables investors who might be overwhelmed by the challenges of staying abreast of the financial markets, to take advantage of active professional management. We constantly monitor events in stock and bond markets in all domestic sectors and around the world, and we periodically rebalance each Capital Manager Fund back to predetermined allocation targets. With the Capital Manager Equity Fund, for example, nearly all of our assets normally will be invested in stock funds, but the precise composition of the portfolio will be based on prevailing market conditions.”

Capital Manager Conservative Growth Fund

Capital Manager Moderate Growth Fund

Capital Manager Growth Fund

Capital Manager Equity Fund

The BB&T Capital Manager Equity Fund was formerly named the BB&T Capital Manager Aggressive Growth Fund.

Our emphasis on stocks, over bonds, was the right move.

The last six months proved to be a very positive economic environment for the stock market. We had a very accommodating Federal Reserve – which kept short-term interest rates at 40-year lows – a strong, rebounding economy and growing corporate earnings. All in all, the period represented just about the best kind of climate for stocks.

With this constructive backdrop, we maintained a full allocation to equities in each of our four portfolios; for more than a year, we have been trimming back our exposure to bonds and reallocating those assets into underlying BB&T Funds that invest in stocks. All four funds benefited, in particular, from our holdings in the small-cap and mid-cap sectors; these areas generally outperformed large-cap stocks.

Foreign stocks also sparkled, and our international holdings added value. Considering how we are now in the midst of a global economic recovery, we feel that foreign investments should be an important contributor to the Funds’ performance going forward.

With regard to those assets that remain in underlying bond funds, our managers have been emphasizing yield, by investing in securities – such as agency, mortgage-backed and high-quality corporate bonds – that offer yield premiums over Treasury debt of like maturities.

As we would expect, our more aggressive Funds – those invested more heavily in underlying stock portfolios – performed better than less-aggressive Funds. Still, all four of our Funds produced historically solid returns.

As of March 31, 2004, these were the stock/bond/cash allocations for each of the four Capital Manager Funds1:

	Common Stocks	Bonds	Cash/Cash Equivalents
Capital Manager Conservative Growth Fund	44.1%	51.6%	4.6%
Capital Manager Moderate Growth Fund	67.5%	26.4%	6.2%
Capital Manager Growth Fund	82.4%	11.8%	5.7%
Capital Manager Equity Fund	94.1%	0.0%	5.8%

We don’t expect inflation to become a serious impediment to growth.

Looking forward, most of the favorable forces mentioned earlier are still in effect. However, recent reports illustrating the strengthening economy are leading some observers to conclude that inflation might be a concern at some point. This could be more problematic for fixed-income investors, because rising rates directly impact bond prices (which move lower when rates rise).

As for equity investors, provided inflation doesn’t become part of companies’ capital allocation decisions – that is, as long as corporate managers don’t cut capital spending due to inflation worries – and doesn’t curtail consumer spending, stocks can continue to climb.

And while we are becoming more aware of cyclical inflation pressures, we believe there are still some widespread, deflationary factors at work – namely, technological innovations that boost worker productivity and continued globalization – and we are not overly concerned about inflation over the next six to 12 months.

[1]	Portfolio composition is as of March 31, 2004 and is subject to change.

BB&T CAPITAL MANAGERS FUNDS

CAPITAL MANAGER CONSERVATIVE GROWTH FUND

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	1/29/98[1]	1.35%	10.10%	1.56%	2.72%
B Shares**	1/29/99[2]	2.06%	11.86%	1.94%	3.17%
C Shares***	2/1/01[3]	5.95%	15.74%	2.25%	3.26%
Institutional Shares	10/2/9[7]	7.61%	17.10%	3.01%	3.95%

CAPITAL MANAGER MODERATE GROWTH FUND

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	1/29/98[1]	3.84%	17.04%	0.38%	1.92%
B Shares**	1/29/99[2]	4.92%	19.32%	0.67%	2.28%
C Shares***	2/1/01[3]	8.86%	23.22%	1.14%	2.51%
Institutional Shares	10/2/9[7]	10.45%	24.57%	1.82%	3.10%

CAPITAL MANAGER GROWTH FUND

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	5 Year	Since Inception
A Shares*	1/29/98[1]	5.84%	21.74%	–0.89%	0.99%
B Shares**	1/29/99[2]	6.95%	24.16%	–0.57%	1.39%
C Shares***	2/1/01[3]	10.93%	28.34%	–0.18%	1.56%
Institutional Shares	10/2/9[7]	12.47%	29.55%	0.54%	2.12%

CAPITAL MANAGER EQUITY FUND

Average Annual Total Return	As of March 31, 2004

Class	Inception Date	Six Months	1 Year	Since Inception
A Shares*	3/19/01	7.37%	25.62%	–2.90%
B Shares**	3/19/01	8.61%	28.44%	–2.68%
C Shares***	3/19/01	12.53%	32.21%	–1.81%
Institutional Shares	3/19/01	14.12%	33.59%	–0.75%

CAPITAL MANAGER BENCHMARK INDICES

Average Annual Total Return	As of March 31, 2004

	Inception Date	Six Months	1 Year	Since Inception
S&P 500 Index	10/2/97 3/19/01	14.07%	35.10%	3.99 0.91	% %
Lehman Brothers Int. Government Bond Index	10/2/97 3/19/01	2.00%	3.58%	6.76 6.46	% %

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC) maximum of 5.00%..
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.bbandt.com.

[1]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.
[2]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
[3]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

Balanced Fund

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Shares	Fair Value

Common Stocks (57.9%)
Consumer Discretionary (5.6%)
Gannett Company, Inc.	2,550	$224,757
Johnson Controls, Inc.	4,050	239,558
Lowe’s Companies, Inc.	7,750	435,007
Target Corp.	5,275	237,586
The Walt Disney Co.	16,600	414,834
Viacom Inc. — Class B	9,825	385,238

		1,936,980

Consumer Staples (5.9%)
Kimberly-Clark Corp.	6,475	408,573
PepsiCo, Inc.	11,825	636,775
Sara Lee Corp.	18,351	401,153
Sysco Corp.	5,300	206,965
Wal-Mart Stores, Inc.	6,475	386,493

		2,039,959

Energy (4.7%)
Anadarko Petroleum Corp.	4,725	245,039
Conocophillips	8,625	602,111
Exxon Mobil Corp.	10,925	454,371
Schlumberger, Ltd.	4,900	312,865

		1,614,386

Financials (12.3%)
American Express Co.	9,350	484,798
American International Group, Inc.	4,175	297,886
Bank of America Corp.	9,400	761,211
Charter One Financial, Inc.	6,950	245,752
Citigroup, Inc.	13,725	709,582
Fannie Mae	3,450	256,508
Jefferson-Pilot Corp.	8,425	463,459
Merrill Lynch & Company, Inc.	8,800	524,128
Wells Fargo & Co.	8,975	508,613

		4,251,937

Health Care (7.4%)
Amgen, Inc.(b)	3,075	178,873
Anthem, Inc.(b)	2,650	240,196
Johnson & Johnson	7,700	390,544
Medtronic, Inc.	6,325	302,019
Merck & Company, Inc.	12,750	563,422
Mylan Laboratories, Inc.	6,575	149,450
Pfizer, Inc.	15,225	533,636
Zimmer Holdings, Inc.(b)	2,675	197,362

		2,555,502

Industrials (7.1%)
Emerson Electric Co.	10,875	651,630
General Electric Co.	20,300	619,556
Ingersoll-Rand Co. — Class A	7,250	490,463
United Parcel Service, Inc. — Class B	3,350	233,964
United Technologies Corp.	5,000	431,500

		2,427,113

Information Technology (9.0%)
Automatic Data Processing, Inc.	5,800	243,600
Cisco Systems, Inc.(b)	21,425	503,915

	Shares or Principal Amount	Fair Value

Common Stocks, continued
Information Technology, continued
Dell, Inc.(b)	8,100	$272,322
Hewlett-Packard Co.	18,975	433,389
IBM Corp.	4,825	443,128
Intel Corp.	13,975	380,120
Microsoft Corp.	16,100	402,017
Oracle Corp.(b)	14,075	169,041
Texas Instruments, Inc.	8,450	246,909

		3,094,441

Materials (2.1%)
Air Products & Chemicals, Inc.	8,100	405,972
Alcoa, Inc.	8,900	308,741

		714,713

Telecommunication Services (1.8%)
SBC Communications, Inc.	12,450	305,523
Verizon Communications, Inc.	8,225	300,542

		606,065

Utilities (2.0%)
Duke Energy Corp.	15,875	358,775
NiSource, Inc.	15,150	321,938

		680,713

Total Common Stocks		19,921,809

U.S. Government Agencies (38.4%)
Federal Home Loan Bank (0.9%)
3.375%, 7/21/08, Callable 1/21/05 @ 100	$ 300,000	304,200

Federal Home Loan Mortgage Corp. (3.7%)
5.25%, 1/15/06	700,000	744,061
5.50%, 7/15/06	500,000	539,780

		1,283,841

Federal National Mortgage Assoc. (2.2%)
4.625%, 5/1/13	750,000	758,286

U.S. Treasury Notes (31.6%)
1.875%, 11/30/05	500,000	503,789
1.875%, 1/31/06	7,000,000	7,046,487
6.25%, 2/15/07	1,550,000	1,735,758
3.375%, 12/15/08	700,000	720,590
7.25%, 8/15/22	650,000	853,938

		10,860,562

Total U.S. Government Agencies		13,206,889

Investment Companies (3.5%)
Federated Government Obligations Fund	997,816	997,816
Federated Prime Cash Obligations Fund	208,229	208,229

Total Investment Companies		1,206,045

Total Investments
(Cost $27,176,424)(a) — 99.8%		34,334,743
Other assets (liabilities) — 0.2%		78,762

Net Assets — 100.0%		$34,413,505

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$7,292,870
Unrealized depreciation	(134,551)

Net unrealized appreciation	$7,158,319

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Large Company Value Fund

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Shares	Fair Value

Common Stocks (96.6%)
Consumer Discretionary (9.5%)
Cox Communications, Inc. — Class A(b)	413,000	$13,050,800
Gannett Company, Inc.	181,000	15,953,340
Mattel, Inc.	274,800	5,067,312
May Department Stores Co.	193,250	6,682,585
The Walt Disney Co.	585,000	14,619,150
V.F. Corp.	64,800	3,026,160
Whirlpool Corp.	78,000	5,371,860

		63,771,207

Consumer Staples (7.0%)
Albertson’s, Inc.	402,720	8,920,248
Altria Group, Inc.	153,590	8,362,976
Kimberly-Clark Corp.	287,000	18,109,699
Sara Lee Corp.	542,010	11,848,339

		47,241,262

Energy (10.3%)
Anadarko Petroleum Corp.	219,500	11,383,270
ChevronTexaco Corp.	133,730	11,738,819
Conocophillips	259,417	18,109,901
Exxon Mobil Corp.	190,000	7,902,100
Royal Dutch Petroleum Co. — NY Shares	282,600	13,446,108
Schlumberger, Ltd.	106,000	6,768,100

		69,348,298

Financials (26.6%)
American Express Co.	212,500	11,018,125
American International Group, Inc.	75,000	5,351,250
Aon Corp.	475,762	13,278,517
Bank of America Corp.	167,300	13,547,954
Citigroup, Inc.	196,666	10,167,632
Equity Residential	189,000	5,641,650
Fannie Mae	116,000	8,624,600
Franklin Resources, Inc.	121,000	6,737,280
ING Groep NV — ADR	296,254	6,532,401
J.P. Morgan Chase & Co.	187,772	7,877,035
Lincoln National Corp.	143,900	6,809,348
Northern Trust Corp.	252,718	11,774,132
Old Republic International Corp.	203,000	4,985,680
PNC Financial Services Group	252,500	13,993,550
St. Paul Companies, Inc.	353,500	14,143,535
SunTrust Banks, Inc.	166,000	11,571,860
Washington Mutual, Inc.	308,000	13,154,680
Wells Fargo & Co.	248,000	14,054,160

		179,263,389

Health Care (10.0%)
Abbott Laboratories	256,000	10,521,600
Becton, Dickinson & Co.	170,600	8,270,688
Bristol-Myers Squibb Co.	228,080	5,526,378
Cigna Corp.	171,000	10,092,420
HCA, Inc.	160,800	6,531,696
Johnson & Johnson	137,600	6,979,072
Merck & Company, Inc.	303,000	13,389,570
Mylan Laboratories, Inc.	51,000	1,159,230
Schering-Plough Corp.	302,400	4,904,928

		67,375,582

	Shares or Principal Amount	Fair Value

Common Stocks, continued
Industrials (9.5%)
CSX Corp.	310,200	$9,395,958
Emerson Electric Co.	271,370	16,260,490
H & R Block, Inc.	141,000	7,195,230
Parker-Hannifin Corp.	112,000	6,328,000
Pitney Bowes, Inc.	323,800	13,797,118
Raytheon Co.	357,500	11,204,050

		64,180,846

Information Technology (8.7%)
Agilent Technologies, Inc.(b)	185,419	5,864,803
Automatic Data Processing, Inc.	307,400	12,910,800
First Data Corp.	172,000	7,251,520
Hewlett-Packard Co.	390,000	8,907,600
IBM Corp.	57,800	5,308,352
Microsoft Corp.	268,000	6,691,960
Motorola, Inc.	190,000	3,344,000
Nokia Corp. — ADR	415,000	8,416,200

		58,695,235

Materials (4.3%)
Air Products & Chemicals, Inc.	129,700	6,500,564
Alcoa, Inc.	206,000	7,146,140
E.I. DuPont de Nemours & Co.	130,600	5,513,932
Weyerhaeuser Co.	145,500	9,530,250

		28,690,886

Telecommunication Services (5.0%)
AT&T Corp.	113,824	2,227,536
BellSouth Corp.	455,000	12,598,950
SBC Communications, Inc.	470,400	11,543,616
Sprint Corp.	378,400	6,973,912

		33,344,014

Utilities (5.7%)
Dominion Resources, Inc.	164,800	10,596,640
Duke Energy Corp.	277,000	6,260,200
NiSource, Inc.	403,100	8,565,875
TXU Corp.	306,800	8,792,888
Xcel Energy, Inc.	221,275	3,940,908

		38,156,511

Total Common Stocks		650,067,230

Investment Company (3.3%)
Federated Prime Cash Obligations Fund	22,514,106	22,514,106

Securities Held as Collateral for Securities on Loan (18.6%)
Pool of various securities for BB&T Funds — Note 3 — Security Loans	$125,280,306	125,280,306

Total Investments (Cost $670,770,213)(a) — 118.5%		797,861,642
Other assets (liabilities) — (18.5)%		(124,900,050)

Net Assets — 100.0%		$672,961,592

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$138,184,933
Unrealized depreciation	(11,093,504)

Net unrealized appreciation	$127,091,429

(b)	Represents non-income producing securities.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

Large Company Growth Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Shares	Fair Value

Common Stocks (98.9%)
Consumer Discretionary (16.5%)
Best Buy Company, Inc.(b)	133,000	$6,878,760
eBay, Inc.(b)	100,000	6,933,000
EchoStar Communications Corp. — Class A(b)	85,000	2,783,750
Fortune Brands, Inc.	98,500	7,548,055
Fox Entertainment Group, Inc. — Class A(b)	30,000	813,000
Harley-Davidson, Inc.	78,000	4,160,520
Home Depot, Inc.	184,000	6,874,240
International Game Technology	140,000	6,294,400
Kohl’s Corp.(b)	90,000	4,349,700
Lowe’s Companies, Inc.	108,000	6,062,040
NIKE, Inc. — Class B	60,000	4,672,200
Target Corp.	140,000	6,305,600

		63,675,265

Consumer Staples (10.4%)
Anheuser-Busch Cos., Inc.	130,000	6,630,000
Estee Lauder Companies, Inc. (The) — Class A	140,000	6,207,600
PepsiCo, Inc.	155,000	8,346,750
Procter & Gamble Co.	40,000	4,195,200
Sysco Corp.	190,000	7,419,500
Wal-Mart Stores, Inc.	123,000	7,341,870

		40,140,920

Energy (2.2%)
Anadarko Petroleum Corp.	62,000	3,215,320
Apache Corp.	70,000	3,021,900
Baker Hughes, Inc.	60,000	2,188,800

		8,426,020

Financials (8.5%)
American Express Co.	80,000	4,148,000
American International Group, Inc.	105,000	7,491,750
Capital One Financial Corp.	50,000	3,771,500
Citigroup, Inc.	90,000	4,653,000
J.P. Morgan Chase & Co.	125,000	5,243,750
Morgan Stanley	50,000	2,865,000
PNC Financial Services Group	60,000	3,325,200
Wachovia Corp.	30,000	1,410,000

		32,908,200

Health Care (26.1%)
Amgen, Inc.(b)	9,000	523,530
Boston Scientific Corp.(b)	200,000	8,476,000
Genentech, Inc.(b)	75,000	7,936,500
Genzyme Corp.(b)	100,000	4,704,000
Gilead Sciences, Inc.(b)	100,000	5,577,000
GlaxoSmithKline plc-ADR	115,000	4,594,250
Medtronic, Inc.	115,000	5,491,250
Pfizer, Inc.	308,000	10,795,400
Quest Diagnostics, Inc.	70,000	5,798,100
St. Jude Medical, Inc.(b)	120,000	8,652,000
Stryker Corp.	70,000	6,197,100
Teva Pharmaceutical Industries, Ltd. — ADR	120,000	7,609,200
UnitedHealth Group, Inc.	90,000	5,799,600
Wellpoint Health Networks, Inc.(b)	60,000	6,823,200
Wyeth	224,000	8,411,200
Zimmer Holdings, Inc.(b)	45,000	3,320,100

		100,708,430

	Shares or Principal Amount	Fair Value

Common Stocks, continued
Industrials (9.4%)
Apollo Group, Inc. — Class A(b)	75,000	$6,458,250
FedEx Corp.	101,000	7,591,160
General Electric Co.	275,000	8,393,000
Tyco International Ltd.	330,000	9,454,500
United Technologies Corp.	51,400	4,435,820

		36,332,730

Information Technology (23.9%)
Affiliated Computer Services, Inc. — Class A(b)	75,000	3,892,500
Analog Devices, Inc.	65,000	3,120,650
Applied Materials, Inc.(b)	205,000	4,382,900
Cisco Systems, Inc.(b)	395,000	9,290,400
Computer Associates International, Inc.	125,000	3,357,500
Dell, Inc.(b)	130,000	4,370,600
Electronic Arts, Inc.(b)	70,000	3,777,200
EMC Corp.(b)	250,000	3,402,500
First Data Corp.	120,000	5,059,200
Flextronics International, Ltd.(b)	175,000	3,013,500
Intel Corp.	319,000	8,676,800
Jabil Circuit, Inc.(b)	125,000	3,678,750
Microsoft Corp.	331,000	8,265,070
National Semiconductor Corp.(b)	100,000	4,443,000
Network Appliance, Inc.(b)	155,000	3,324,750
Oracle Corp.(b)	131,000	1,573,310
SAP — ADR	100,000	3,931,000
Texas Instruments, Inc.	286,000	8,356,920
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR(b)	410,000	4,280,400
Xilinx, Inc.(b)	50,000	1,900,000

		92,096,950

Materials (1.9%)
Alcoa, Inc.	95,000	3,295,550
Newmont Mining Corp.	88,000	4,103,440

		7,398,990

Total Common Stocks		381,687,505

Investment Company (1.1%)
Federated Prime Cash Obligations Fund	4,225,355	4,225,355

Securities Held as Collateral for Securities On Loan (43.6%)
Pool of various securities for BB&T Funds — Note 3 — Security Loans	$168,286,383	168,286,383

Total Investments (Cost $483,137,709)(a) — 143.6%		554,199,243
Other assets (liabilities) — (43.6)%		(168,344,250)

Net Assets — 100.0%		$385,854,993

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$73,731,044
Unrealized depreciation	(2,669,510)

Net unrealized appreciation	$71,061,534

(b)	Represents non-income producing securities.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

Mid Cap Value Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Shares	Fair Value

Common Stocks (97.0%)
Consumer Discretionary (9.0%)
American Greetings Corp.(b)	66,000	$1,502,820
Cato Corp. — Class A	66,000	1,325,280
Circuit City Stores, Inc.	150,000	1,695,000
Genuine Parts Co.	99,000	3,239,280
Knight-Ridder, Inc.	12,000	879,000
Macrovision Corp.(b)	50,000	934,000
McGraw-Hill Companies, Inc.	25,000	1,903,500
Media General, Inc. — Class A	12,000	807,360
Outback Steakhouse, Inc.	50,000	2,435,000
Pier 1 Imports, Inc.	60,000	1,422,000
Tribune Co.	21,900	1,104,636

		17,247,876

Consumer Staples (5.2%)
Heinz (H.J.) Co.	40,000	1,491,600
Ruddick Corp.	80,000	1,619,200
Sensient Technologies Corp.	115,000	2,147,050
SUPERVALU, Inc.	95,000	2,901,300
UST, Inc.	52,000	1,877,200

		10,036,350

Energy (6.6%)
Burlington Resources, Inc.	47,000	2,990,610
EOG Resources, Inc.	25,000	1,147,250
Kerr-McGee Corp.	88,000	4,532,000
Sunoco, Inc.	42,100	2,626,198
Tidewater, Inc.	50,000	1,406,500

		12,702,558

Financials (25.2%)
Ambac Financial Group, Inc.	30,000	2,213,400
American Capital Strategies, Ltd.	44,000	1,462,560
Arthur J. Gallagher & Co.	136,000	4,429,520
Banknorth Group, Inc.	55,000	1,872,200
Charter One Financial, Inc.	66,000	2,333,760
Commerce Bancshares, Inc.	42,100	2,008,591
Compass Bancshares, Inc.	109,000	4,520,230
Edwards (A.G.), Inc.	50,000	1,956,000
Equity Inns, Inc.	140,000	1,288,000
Erie Indemnity Co.	42,000	2,026,920
First American Corp.	115,000	3,498,300
First Industrial Realty Trust	36,000	1,422,000
Gables Residential Trust	40,000	1,450,000
Jefferson-Pilot Corp.	99,000	5,445,990
Mercantile Bankshares Corp.	66,000	2,836,020
Nuveen Investments — Class A	66,000	1,838,760
ProLogis Trust	70,000	2,510,900
SouthTrust Corp.	60,000	1,989,600
Sovran Self Storage, Inc.	50,000	2,088,500
SunTrust Banks, Inc.	15,000	1,045,650

		48,236,901

Health Care (11.0%)
Arrow International, Inc.	50,000	1,494,500
Becton, Dickinson & Co.	53,000	2,569,440
C.R. Bard, Inc.	20,000	1,952,800
Caremark Rx, Inc.(b)	133,515	4,439,374
Mentor Corp.	77,000	2,317,700

	Shares	Fair Value

Common Stocks, continued
Health Care, continued
Mylan Laboratories, Inc.	135,000	$3,068,550
Perrigo Co.	115,000	2,305,750
Watson Pharmaceuticals, Inc.(b)	36,000	1,540,440
West Pharmaceutical Services, Inc.	36,000	1,346,400

		21,034,954

Industrials (11.9%)
American Power Conversion Corp.	109,000	2,508,090
Banta Corp.	57,000	2,638,530
Burlington Northern Santa Fe Corp.	36,000	1,134,000
Griffon Corp.(b)	80,000	1,728,000
L-3 Communications Holdings, Inc.	42,100	2,504,108
Lincoln Electric Holdings, Inc.	70,000	1,970,500
Northrop Grumman Corp.	22,000	2,165,240
Pall Corp.	50,000	1,134,500
Parker-Hannifin Corp.	15,000	847,500
R.R. Donnelley & Sons Co.	69,000	2,087,250
SPX Corp.	59,000	2,683,320
Stewart & Stevenson Services, Inc.	95,000	1,388,900

		22,789,938

Information Technology (10.4%)
Activision, Inc.(b)	164,250	2,598,435
Andrew Corp.(b)	149,000	2,607,500
AVX Corp.	130,000	2,143,700
Check Point Software Technologies, Ltd.(b)	75,000	1,707,750
Checkpoint Systems, Inc.(b)	99,000	1,871,100
FactSet Research Systems, Inc.	40,000	1,702,400
Harmonic, Inc.(b)	125,000	1,206,250
National Semiconductor Corp.(b)	60,000	2,665,800
Paychex, Inc.	44,000	1,566,400
SunGard Data Systems, Inc.(b)	69,000	1,890,600

		19,959,935

Materials (7.9%)
Albemarle Corp.	103,000	2,987,000
Martin Marietta Materials, Inc.	44,000	2,031,040
Praxair, Inc.	88,000	3,266,560
Rayonier, Inc.	49,000	2,141,790
Sonoco Products Co.	75,000	1,821,000
Worthington Industries, Inc.	150,000	2,875,500

		15,122,890

Telecommunication Services (1.7%)
ALLTEL Corp.	40,000	1,995,600
Wireless Facilities, Inc.(b)	109,000	1,200,090

		3,195,690

Utilities (8.1%)
American States Water Co.	37,500	915,000
Consolidated Edison, Inc.	66,000	2,910,600
FPL Group, Inc.	42,100	2,814,385
National Fuel Gas Co.	99,000	2,435,400
New Jersey Resources Corp.	30,000	1,134,000
NiSource, Inc.	109,000	2,316,250
Northwest Natural Gas Co.	44,000	1,375,000
Piedmont Natural Gas Company, Inc.	40,000	1,688,800

		15,589,435

Total Common Stocks		185,916,527

Continued

Mid Cap Value Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Shares or Principal Amount	Fair Value

Investment Company (3.0%)
Federated Prime Cash Obligations Fund	5,650,590	$5,650,590

Securities Held as Collateral for Securities on Loan (26.4%)
Pool of various securities for BB&T Funds —Note 3 — Security Loans	$50,511,604	50,511,604

Total Investments (Cost $193,353,594)(a) — 126.4%		242,078,721
Other assets (liabilities) — (26.4)%		(50,582,918)

Net Assets — 100.0%		$191,495,803

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$49,627,808
Unrealized depreciation	(902,681)

Net unrealized appreciation	$48,725,127

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Mid Cap Growth Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Shares	Fair Value

Common Stocks (97.9%)
Consumer Discretionary (26.1%)
Advance Auto Parts, Inc.(b)	48,500	$1,972,495
Aeropostale, Inc.(b)	51,000	1,849,260
Belo Corp. — Class A	44,000	1,221,440
BorgWarner, Inc.	15,500	1,314,865
Cheesecake Factory, Inc.(b)	28,000	1,291,640
Chico’s FAS, Inc.(b)	31,000	1,438,400
Coach, Inc.(b)	77,000	3,156,229
Harman International Industries, Inc.	36,000	2,865,600
Michaels Stores, Inc.	26,500	1,288,430
O’Reilly Automotive, Inc.(b)	28,000	1,121,120
PETsMART, Inc.(b)	107,000	2,916,820
Pulte Homes, Inc.	34,000	1,890,400
Royal Caribbean Cruises, Ltd.	45,000	1,984,500
Ruby Tuesday, Inc.	58,000	1,864,700
Starbucks Corp.(b)	34,000	1,283,500
Starwood Hotels & Resorts Worldwide, Inc.	31,500	1,275,750
Toll Brothers, Inc.(b)	32,000	1,453,760
UnitedGlobalCom, Inc. — Class A(b)	235,400	1,998,546
Urban Outfitters, Inc.(b)	35,700	1,715,742

		33,903,197

Consumer Staples (1.5%)
United Natural Foods, Inc.(b)	40,500	1,947,645

Energy (3.9%)
BJ Services Co.(b)	42,000	1,817,340
National-Oilwell, Inc.(b)	66,000	1,866,480
XTO Energy, Inc.	55,000	1,388,200

		5,072,020

Financials (8.9%)
Ameritrade Holding Corp.(b)	133,000	2,048,200
Commerce Bancorp, Inc.	29,500	1,943,460
Legg Mason, Inc.	17,700	1,642,206
New York Community Bancorp, Inc.	50,000	1,714,000
Providian Financial Corp.(b)	104,000	1,362,400
T. Rowe Price Group, Inc.	52,000	2,799,160

		11,509,426

Health Care (19.2%)
Allergan, Inc.	14,000	1,178,240
Biogen Idec, Inc.(b)	11,500	639,400
Caremark Rx, Inc.(b)	79,335	2,637,889
Celgene Corp.(b)	29,000	1,381,850
Community Health Systems, Inc.(b)	47,500	1,321,925
Fisher Scientific International, Inc.(b)	26,000	1,431,040
Henry Schein, Inc.(b)	17,500	1,249,850
IVAX Corp.(b)	76,000	1,730,520
Millennium Pharmaceuticals, Inc.(b)	75,000	1,267,500
Neurocrine Biosciences, Inc.(b)	29,000	1,713,900
Omnicare, Inc.	44,000	1,950,520
Patterson Dental Co.(b)	24,000	1,646,640
Protein Design Labs, Inc.(b)	60,000	1,429,200
Stryker Corp.	14,000	1,239,420
Teva Pharmaceutical Industries, Ltd. — ADR	19,000	1,204,790
Varian Medical Systems, Inc.(b)	17,500	1,510,425
Zimmer Holdings, Inc.(b)	19,500	1,438,710

		24,971,819

Industrials (7.6%)
Apollo Group, Inc. — Class A(b)	18,000	1,549,980
Career Education Corp.(b)	31,000	1,755,840

	Shares or Principal Amount	Fair Value

Common Stocks, continued
Industrials, continued
Dover Corp.	33,000	$1,279,410
Fastenal Co.	26,000	1,395,940
Gen-Probe, Inc.(b)	35,000	1,169,350
J.B. Hunt Transport Services, Inc.(b)	44,500	1,253,565
Rockwell Automation, Inc.	44,000	1,525,480

		9,929,565

Information Technology (25.3%)
Activision, Inc.(b)	83,000	1,313,060
Analog Devices, Inc.(b)	28,500	1,368,285
Andrew Corp.(b)	68,000	1,190,000
ASML Holding N.V.(b)	66,000	1,209,780
ATI Technologies, Inc.(b)	81,000	1,320,300
Autodesk, Inc.	56,000	1,770,720
Cognizant Technology Solutions Corp.(b)	29,500	1,334,875
Comverse Technology, Inc.(b)	68,000	1,233,520
Cypress Semiconductor Corp.(b)	59,000	1,207,730
Fairchild Semiconductor International, Inc.(b)	51,000	1,225,530
Flextronics International, Ltd.(b)	100,000	1,722,000
Ingram Micro, Inc. — Class A(b)	115,000	2,081,500
International Rectifier Corp.(b)	26,500	1,218,735
Juniper Networks, Inc.(b)	48,000	1,248,480
Marvell Technology Group, Ltd.(b)	29,000	1,306,450
National Semiconductor Corp.(b)	43,000	1,910,490
Network Appliance, Inc.(b)	58,000	1,244,100
Novell, Inc.(b)	127,000	1,445,260
Polycom, Inc.(b)	56,000	1,188,880
Sanmina — SCI Corp.(b)	97,000	1,067,970
Silicon Laboratories, Inc.(b)	23,000	1,216,240
SINA Corp.(b)	33,000	1,248,390
Vishay Intertechnology, Inc.(b)	60,000	1,280,400
Zebra Technologies Corp. — Class A(b)	21,750	1,508,798

		32,861,493

Materials (3.1%)
Inco, Ltd.(b)	38,500	1,333,255
Peabody Energy Corp.	27,000	1,255,770
Phelps Dodge Corp.(b)	17,000	1,388,220

		3,977,245

Telecommunication Services (2.3%)
Mobile Telesystems — ADR	11,500	1,512,250
VimpelCom — ADR(b)	14,000	1,455,860

		2,968,110

Total Common Stocks		127,140,520

Investment Company (1.3%)
Federated Prime Cash Obligations Fund	1,687,469	1,687,469

Securities Held as Collateral for Securities On Loan (49.5%)
Pool of various securities for BB&T Funds — Note 3 — Security Loans	$64,290,114	64,290,114

Total Investments (Cost $163,346,220)(a) — 148.7%		193,118,103
Other assets (liabilities) — (48.7)%		(63,279,205)

Net Assets — 100.0%		$129,838,898

See accompanying notes to the financial statements.

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$30,714,970
Unrealized depreciation	(943,087)

Net unrealized appreciation	$29,771,883

(b)	Represents non-income producing securities.

ADR — American Depository Receipt

Small Company Value Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Shares	Fair Value

Common Stocks (95.6%)
Consumer Discretionary (16.5%)
American Eagle Outfitters, Inc.(b)	26,365	$710,800
BorgWarner, Inc.	7,410	628,590
CEC Entertainment, Inc.(b)	19,287	669,259
Deb Shops, Inc.	32,284	830,022
M.D.C. Holdings, Inc.	8,085	569,184
Michaels Stores, Inc.	8,427	409,721
OshKosh B’Gosh, Inc. — Class A	19,811	463,577
Payless ShoeSource, Inc.(b)	52,200	728,712
Polaris Industries, Inc.	10,616	482,391
Standard Motor Products, Inc.	22,200	348,096
Stanley Furniture Company, Inc.	19,137	743,090
Strattec Security Corp.(b)	16,207	1,025,417
The Nautilus Group, Inc.	37,696	593,712
The Talbots, Inc.	12,783	457,376
Visteon Corp.	60,000	574,200
Zale Corp.(b)	6,348	390,719

		9,624,866

Consumer Staples (1.7%)
American Italian Pasta Co. — Class A	11,700	467,181
Fresh Del Monte Produce, Inc.	19,321	497,709

		964,890

Energy (7.8%)
Berry Petroleum Co. — Class A	19,868	541,999
Cabot Oil & Gas Corp.	22,144	676,721
Forest Oil Corp.(b)	28,606	722,302
Newfield Exploration Co.(b)	16,275	780,061
Oceaneering International, Inc.(b)	17,712	539,330
Oil States International, Inc.(b)	30,919	415,551
Teekay Shipping Corp.	12,616	869,242

		4,545,206

Financials (26.8%)
AmerUs Group Co.	23,748	958,232
BRE Properties, Inc. — Class A	21,970	754,010
CNA Surety Corp.(b)	86,840	959,582
Colonial BancGroup, Inc.	42,960	794,760
Dime Community Bancshares	35,932	731,216
Downey Financial Corp.	12,280	649,612
First State Bancorp	21,808	672,995
FirstFed Financial Corp.(b)	13,649	629,628
Getty Realty Corp.	6,870	182,536
Heritage Property Investment Trust	22,680	705,348
Hilb, Rogal & Hamilton Co.	31,292	1,192,224
Hub International, Ltd.	40,076	735,395
Innkeepers USA Trust	79,292	724,729
Investment Technology Group, Inc.(b)	26,810	410,193
IPC Holdings, Ltd.	21,150	833,099
Peoples Bancorp, Inc.	26,534	737,911
Protective Life Corp.	26,182	980,515
Providian Financial Corp.(b)	19,100	250,210
The Midland Co.	22,842	569,908
The Mills Corp.	15,944	849,656
The Phoenix Companies, Inc.	46,500	623,565
Triad Guaranty, Inc.(b)	12,920	681,530

		15,626,854

Health Care (8.6%)
AMERIGROUP Corp.(b)	18,112	827,718
Analogic Corp.	17,832	811,178
Invacare Corp.	15,504	699,851

	Shares	Fair Value

Common Stocks, continued
Health Care, continued
Owens & Minor, Inc.	24,743	$625,998
Pediatrix Medical Group, Inc.(b)	7,184	452,592
Renal Care Group, Inc.(b)	16,188	740,763
Sierra Health Services, Inc.(b)	23,805	866,502

		5,024,602

Industrials (18.9%)
Briggs & Stratton Corp.	8,362	564,184
Curtiss-Wright Corp.	14,540	681,490
EMCOR Group, Inc.(b)	8,502	312,023
Esterline Technologies Corp.(b)	23,400	581,490
Gardner Denver, Inc.(b)	21,940	594,135
Genlyte Group, Inc.(b)	12,166	681,783
Gorman-Rupp Co.	10,940	283,346
Granite Construction, Inc.	30,260	719,280
Insituform Technologies, Inc. — Class A(b)	24,732	386,561
Kaydon Corp.	21,355	587,903
Moog, Inc. — Class A(b)	19,900	678,988
Mueller Industries, Inc.	22,035	748,970
Oshkosh Truck Corp.	13,420	747,494
Precision Castparts Corp.	6,850	301,606
Regal-Beloit Corp.	33,538	670,089
Universal Forest Products, Inc.	19,884	613,620
USF Corp.	29,750	1,018,045
Woodward Governor Co.	12,832	817,912

		10,988,919

Information Technology (6.6%)
Exar Corp.(b)	28,912	534,872
Helix Technology Corp.	6,075	147,319
Imation Corp.	23,855	897,425
Intersil Corp. — Class A	14,530	323,874
Ixia(b)	10,320	111,662
KEMET Corp.(b)	22,288	319,610
Perot Systems Corp. — Class A(b)	33,900	450,870
Rimage Corp.(b)	31,720	491,026
SBS Technologies, Inc.(b)	19,120	295,595
Take-Two Interactive Software, Inc.(b)	6,908	254,076

		3,826,329

Materials (4.9%)
Cambrex Corp.	12,468	335,389
Gibraltar Steel Corp.	20,818	511,706
Glatfelter	45,245	508,554
Minerals Technologies, Inc.	9,968	569,173
Sensient Technologies Corp.	16,000	298,720
Spartech Corp.	26,440	658,356

		2,881,898

Utilities (3.8%)
AGL Resources, Inc.	15,610	453,002
Nicor, Inc.	9,830	346,311
The Empire District Electric Co.	29,160	660,475
The Laclede Group, Inc.	6,168	186,890
UIL Holdings Corp.	12,066	581,219

		2,227,897

Total Common Stocks		55,711,461

Exchange Traded Funds (1.9%)
iShares Russell 2000 Index Fund	4,500	528,435
iShares Russell 2000 Value Fund	3,300	564,960

Total Exchange Traded Funds		1,093,395

Continued

Small Company Value Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Shares or Principal Amount	Fair Value
Investment Company (3.3%)
Federated Prime Cash Obligations Fund	1,940,789	$1,940,789

Securities Held as Collateral for Securities on Loan (18.2%)
Pool of various securities for BB&T Funds — Note 3 — Security Loans	$10,605,378	10,605,378

Total Investments (Cost $57,552,823)(a) — 119.0%		69,351,023
Other assets (liabilities) — (19.0)%		(11,054,925)

Net Assets — 100.0%		$58,296,098

(a) Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$12,018,392
Unrealized depreciation	(220,192)

Net unrealized appreciation	$11,798,200

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Small Company Growth Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Shares	Fair Value

Common Stocks (94.9%)
Consumer Discretionary (15.9%)
Aaron Rents, Inc.	32,000	$796,480
Aeropostale, Inc.(b)	60,000	2,175,600
Aztar Corp.(b)	60,000	1,470,600
Cumulus Media, Inc. — Class A(b)	25,000	499,750
Emmis Communications Corp. — Class A(b)	20,000	476,200
The Finish Line, Inc. — Class A(b)	34,000	1,257,320
Fossil, Inc.(b)	30,000	1,000,500
Hibbet Sporting Goods, Inc.(b)	17,000	648,380
Jos. A. Bank Clothiers, Inc.(b)	45,000	1,620,000
La Quinta Corp.(b)	80,000	603,200
Linens ‘n Things, Inc.(b)	34,000	1,203,940
P.F. Chang’s China Bistro, Inc.(b)	33,000	1,660,230
RARE Hospitality International, Inc.(b)	59,850	1,660,838
Standard Pacific Corp.	20,000	1,200,000
Station Casinos, Inc.	35,000	1,545,950

		17,818,988

Consumer Staples (2.4%)
Central Garden & Pet Co.(b)	30,000	1,080,000
United Natural Foods, Inc.(b)	35,000	1,683,150

		2,763,150

Energy (5.2%)
Atwood Oceanics, Inc.(b)	10,000	355,900
Core Laboratories N.V.(b)	20,000	424,000
Helmerich & Payne, Inc.	20,000	573,000
Maverick Tube Corp.(b)	25,000	588,750
National-Oilwell, Inc.(b)	45,000	1,272,600
Patina Oil & Gas Corp.	80,000	2,100,000
Precision Drilling Corp.(b)	12,000	558,960

		5,873,210

Financials (7.8%)
Affiliated Managers Group, Inc.(b)	22,500	1,228,050
Dime Community Bancshares	67,500	1,373,625
Harbor Florida Bancshares, Inc.	30,100	871,094
Investors Financial Services Corp.	20,000	826,400
Prosperity Bancshares, Inc.	61,200	1,441,872
The South Financial Group, Inc.	44,000	1,301,960
Taubman Centers, Inc.	35,000	880,950
Washington Real Estate Investment Trust	25,000	811,250

		8,735,201

Health Care (25.3%)
Affymetrix, Inc.(b)	20,000	675,000
ALARIS Medical Systems, Inc.(b)	30,000	559,500
Align Technology, Inc.(b)	35,000	665,350
American Healthways, Inc.(b)	40,000	976,800
AMERIGROUP Corp.(b)	20,000	914,000
Amylin Pharmaceuticals, Inc.(b)	60,000	1,421,400
Andrx Corp.(b)	40,000	1,088,000
Aphton Corp.(b)	185,000	869,500
ArthroCare Corp.(b)	41,100	949,820
AtheroGenics, Inc.(b)	72,000	1,646,640
Centene Corp.(b)	25,000	764,750
Impax Laboratories, Inc.(b)	65,000	1,454,050
INAMED Corp.(b)	30,000	1,598,400
Intuitive Surgical, Inc.(b)	45,000	765,000
Inveresk Research Group, Inc.(b)	53,100	1,509,102
Kyphon, Inc.(b)	70,000	1,673,700
Medical Resources, Inc.(b)	269	—
Omicell, Inc.(b)	77,000	1,525,370
Palomar Medical Technologies, Inc.(b)	88,000	1,587,520
POZEN, Inc.(b)	40,000	552,800

	Shares	Fair Value

Common Stocks, continued
Health Care, continued
PSS World Medical, Inc.(b)	98,000	$1,096,620
Regeneration Technologies, Inc.(b)	90,000	1,021,500
Salix Pharmaceuticals, Ltd.(b)	27,000	783,540
Serologicals Corp.(b)	40,500	826,200
SFBC International, Inc.(b)	45,000	1,339,200
Sonic Innovations, Inc.(b)	90,000	1,093,500
Taro Pharmaceutical Industries Ltd.(b)	17,000	985,830

		28,343,092

Industrials (6.9%)
Bowne & Company, Inc.	35,000	598,500
Engineered Support Systems, Inc.	28,650	1,397,834
Forward Air Corp.(b)	35,000	1,150,450
Gen-Probe, Inc.(b)	20,000	668,200
II-VI, Inc.(b)	54,000	1,320,300
UTI Worldwide, Inc.	39,000	1,742,910
Waste Connections, Inc.(b)	22,000	875,600

		7,753,794

Information Technology (25.9%)
Activision, Inc.(b)	45,000	711,900
Autobytel, Inc.(b)	60,000	792,000
CheckFree Corp.(b)	35,000	1,031,100
CNET Networks, Inc.(b)	135,000	1,394,550
Digital Insight Corp.(b)	83,000	1,719,760
DoubleClick, Inc.(b)	130,000	1,462,500
F5 Networks, Inc.(b)	50,000	1,692,500
Harmonic, Inc.(b)	110,000	1,061,500
iPass, Inc.(b)	90,000	983,700
Lawson Software, Inc.(b)	60,000	498,000
Magma Design Automation, Inc.(b)	35,000	731,850
Manhattan Associates, Inc.(b)	40,000	1,112,000
OmniVision Technologies, Inc.(b)	50,000	1,365,500
Quest Software, Inc.(b)	70,000	1,144,500
RADWARE Ltd.(b)	35,000	929,600
RSA Security, Inc.(b)	105,000	1,972,950
SafeNet, Inc.(b)	50,000	1,877,000
Silicon Laboratories, Inc.(b)	10,000	528,800
SINA Corp.(b)	40,000	1,513,200
Take-Two Interactive Software, Inc.(b)	61,000	2,243,579
THQ, Inc.(b)	40,000	809,200
TIBCO Software, Inc.(b)	100,000	817,000
Trimble Navigation, Ltd.(b)	34,350	787,646
ViaSat, Inc.(b)	70,000	1,741,600

		28,921,935

Materials (2.1%)
Spartech Corp.	25,000	622,500
Symyx Technologies, Inc.(b)	60,000	1,718,400

		2,340,900

Technology (1.5%)
Euronet Worldwide, Inc.(b)	45,000	855,450
Intermagnetics General Corp.(b)	30,000	795,000

		1,650,450

Telecommunication Services (1.9%)
Golden Telecom, Inc.	25,000	850,750
Wireless Facilities, Inc.(b)	115,000	1,266,150

		2,116,900

Total Common Stocks		106,317,620

Continued

Small Company Growth Fund

Schedule of Portfolio Investments, continued	March 31, 2004
(Unaudited)

	Shares or Principal Amount	Fair Value

Investment Companies (4.8%)
Federated Prime Obligations Fund	1,125,634	$1,125,634
Federated Prime Cash Obligations Fund	4,209,876	4,209,876

Total Investment Companies		5,335,510

Securities Held as Collateral for Securities on Loan (21.8%)
Pool of various securities for BB&T Funds —Note 3 — Security Loans	$24,433,290	24,433,290

Total Investments (Cost $122,840,471)(a) — 121.5%		136,086,420
Other assets (liabilities) — (21.5)%		(24,084,747)

Net Assets — 100.0%		$112,001,673

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$15,365,538
Unrealized depreciation	(2,119,589)

Net unrealized appreciation	$13,245,949

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Special Opportunities Equity Fund

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Shares	Fair Value

Common Stocks (91.2%)
Commercial Services (10.7%)
Cendant Corp.	99,200	$2,419,488
ChoicePoint, Inc.(b)	54,860	2,086,326
WCI Communities, Inc.(b)	93,740	2,346,312

		6,852,126

Consumer Discretionary (21.4%)
Anheuser-Busch Cos., Inc.	46,450	2,368,950
Costco Wholesale Corp.(b)	54,341	2,041,048
Fox Entertainment Group, Inc. — Class A(b)	78,850	2,136,835
Hain Celestial Group, Inc.(b)	102,818	2,271,250
Smithfield Foods, Inc.(b)	84,800	2,299,775
YUM! Brands, Inc.(b)	66,950	2,543,430

		13,661,288

Energy (10.4%)
Apache Corp.	53,700	2,318,229
Pioneer Natural Resources Co.	57,935	1,871,301
XTO Energy, Inc.	96,125	2,426,195

		6,615,725

Financials (10.4%)
Allstate Corp.	54,200	2,463,932
MBIA, Inc.	29,700	1,862,190
Wells Fargo & Co.	40,500	2,295,135

		6,621,257

Health Care (10.8%)
Laboratory Corporation of America Holdings(b)	59,200	2,323,600
MedCath Corp.(b)	150,847	2,339,637
STERIS Corp.(b)	87,502	2,257,552

		6,920,789

	Shares or Principal Amount	Fair Value

Common Stocks, continued
Industrials (3.6%)
L-3 Communications Holdings, Inc.	39,250	$2,334,590

Information Technology (12.9%)
AVX Corp.	100,200	1,652,298
Comcast Corp. — Class A(b)	79,495	2,284,686
Internet Security Systems, Inc.(b)	112,740	1,988,734
Mantech International Corp. — Class A(b)	112,865	2,312,604

		8,238,322

Insurance (7.3%)
Coventry Health Care, Inc.(b)	58,500	2,476,305
Markel Corp.(b)	7,510	2,162,129

		4,638,434

Telecommunication Services (3.7%)
SpectraSite, Inc.(b)	63,600	2,359,560

Total Common Stocks		58,242,091

U.S. Treasury Bills (2.3%)
0.84%, 4/8/04*	$1,500,000	1,499,735

Investment Companies (3.4%)
Federated Government Obligations Fund	22,379	22,379
Federated Prime Cash Obligations Fund	2,124,046	2,124,046

Total Investment Companies		2,146,425

Total Investments (Cost $52,240,795)(a) — 96.9%		61,888,251
Other assets (liabilities) — 3.1%		1,996,045

Net Assets — 100.0%		$63,884,296

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$9,931,689
Unrealized depreciation	(284,233)

Net unrealized appreciation	$9,647,456

(b)	Represents non-income producing securities.
*	Discount note. Rate disclosed represents the effective yield at March 31, 2004.

See accompanying notes to the financial statements.

International Equity Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Shares	Fair Value

Common Stocks (97.8%)
Australia (4.8%)
Banks (2.4%)
Australia & New Zeland Banking Group, Ltd.	117,438	$1,699,917
Westpac Banking Corp.	290,650	3,894,288

		5,594,205

Gas — Distribution (0.3%)
Australian Gas Light Company, Ltd.	88,737	785,857

Media (0.7%)
News Corp., Ltd.	197,679	1,568,039

Metals & Mining (0.3%)
Rio Tinto PLC	26,009	683,265

Property & Casualty Insurance (0.8%)
QBE Insurance Group, Ltd.	234,495	2,001,503

Specialty Retail & Food Products (0.3%)
Woolworths, Ltd.	79,614	720,259

		11,353,128

Belgium (1.2%)
Banking & Insurance Services (1.2%)
Fortis	133,824	2,845,094

Brazil (0.6%)
Oil & Gas (0.3%)
Petroleo Brasileiro SA — ADR	20,200	676,700

Telecommunications (0.3%)
Tele Norte Leste Participacoes SA — ADR	67,300	873,554

		1,550,254

Finland (2.6%)
Paper & Related Products (0.7%)
UPM — Kymmene, Oyj	92,900	1,701,055

Telecommunications (1.9%)
Nokia, Oyj	220,950	4,529,044

		6,230,099

France (7.5%)
Banks (1.0%)
BNP Paribas SA	40,412	2,469,706

Computer Services (0.6%)
Cap Gemini SA(b)	34,928	1,331,901

Oil & Gas (2.8%)
Total SA	36,539	6,708,473

Pharmaceuticals (1.0%)
Aventis SA	27,353	2,102,562
Sanofi-Synthelabo SA	3,471	226,712

		2,329,274

Real Estate (0.6%)
Unibail	14,218	1,486,036

Telecommunications (0.9%)
France Telecom SA(b)	80,354	2,055,913

Water (0.6%)
Suez SA	70,005	1,429,804

		17,811,107

Germany (0.3%)
Multi-Line Insurance (0.3%)
Allianz AG	6,277	685,063

	Shares	Fair Value

Common Stocks, continued
Great Britain (32.3%)
Banks (6.0%)
Abbey National PLC	102,784	$859,502
Barclays PLC	496,290	4,371,271
Credit Suisse Group	19,168	664,226
HSBC Holdings PLC	195,704	2,909,768
Royal Bank of Scotland Group PLC	189,413	5,771,708

		14,576,475

Beverages — Wine/Spirits (2.3%)
Diageo PLC	425,352	5,542,489

Building & Construction (0.2%)
Balfour Beatty PLC	109,733	523,341

Diversified Chemicals (0.4%)
BOC Group PLC	62,273	1,030,608

Distribution/Wholesale (0.3%)
Wolseley PLC	41,194	639,357

Diversified Operations/Commercial (0.8%)
Rentokil Initial PLC	538,735	1,804,483

Diversified Operations/Manufacturing (0.2%)
Invensys PLC(b)	1,456,562	522,004

Diversified Telecommunication Services (0.7%)
BT Group PLC	493,041	1,603,860

Electric — Distribution (2.2%)
National Grid Transco PLC	355,754	2,811,437
Scottish & Southern Energy PLC	199,618	2,522,217

		5,333,654

Electronics & Furniture Retail (0.4%)
Kesa Electricals PLC(b)	206,272	1,019,771

Electronic Parts — Distribution (0.5%)
Electrocomponents PLC	184,395	1,157,311

Food & Beverages (0.7%)
Cadbury Schweppes PLC	220,669	1,739,838

Food Service — Catering (0.5%)
Compass Group PLC	197,196	1,299,264

Gas — Distribution (0.7%)
Centrica PLC	422,231	1,771,214

Medical — Drug Distribution (0.3%)
Alliance Unichem PLC	60,512	645,586

Metals & Mining (0.7%)
Rio Tinto PLC	63,328	1,561,919

Oil & Gas (4.8%)
BP PLC	837,188	7,016,135
Shell Transportation & Trading Co. PLC	665,483	4,347,971

		11,364,106

Pharmaceuticals (3.7%)
AstraZeneca Group PLC	79,969	3,708,079
GlaxoSmithKline PLC	257,939	5,062,889

		8,770,968

Retail — Building (1.2%)
Kingfisher PLC	526,476	2,791,480

Retail — Food (1.5%)
Tesco PLC	776,120	3,505,359

Continued

International Equity Fund

Schedule of Portfolio Investments, continued	March 31, 2004
(Unaudited)

	Shares	Fair Value

Common Stocks, continued
Great Britain, continued
Telecommunications (3.2%)
Vodafone Group PLC	3,202,450	$7,577,740

Tobacco (1.0%)
Gallaher Group PLC	196,192	2,345,518

		77,126,345

Hong Kong (0.5%)
Real Estate (0.5%)
Cheung Kong, Ltd.	151,000	1,269,461

Ireland (2.7%)
Banking & Finance (1.7%)
Bank of Ireland	321,301	4,007,694

Building & Construction (1.0%)
CRH PLC	119,973	2,447,418

		6,455,112

Israel (0.3%)
Pharmaceuticals (0.3%)
Teva Pharmaceutical Industries, Ltd. — ADR	9,500	602,395

Italy (3.4%)
Banking & Finance (1.2%)
UniCredito Italiano S.p.A.	616,230	2,938,265

Multi-Line Insurance (0.5%)
Assicurazioni Generali S.p.A.	47,301	1,206,741

Oil & Gas (1.7%)
Eni S.p.A.	199,927	4,019,493

		8,164,499

Japan (18.7%)
Automobiles & Trucks (3.8%)
Honda Motor Company, Ltd.	120,900	5,578,122
Toyota Motor Corp.	99,000	3,692,219

		9,270,341

Banks (1.2%)
Mitsubishi Tokyo Financial Group, Inc.	132	1,306,868
Sumitomo Mitsui Financial Group, Inc.	210	1,554,285

		2,861,153

Building — Residential/Commercial (0.6%)
Sekisui House, Ltd.	127,000	1,431,932

Cosmetics & Toiletries (1.3%)
Kao Corp.	134,000	3,065,507

Electric Products (0.6%)
Funai Electric Company, Ltd.	9,200	1,335,320

Electronic Components (1.0%)
Rohm Company, Ltd.	18,800	2,434,142

Electronic Equipment (0.2%)
Keyence Corp.	1,900	463,152

Machinery (0.7%)
Toyota Industries Corp.	67,600	1,608,209

Office Equipment (1.0%)
Canon, Inc.	46,000	2,383,236

Optical Supplies (0.4%)
Hoya Corp.	10,800	1,053,684

Paper & Related Products (0.6%)
Nippon Unipac Holding	273	1,456,385

	Shares	Fair Value

Common Stocks, continued
Japan, continued
Pharmaceuticals (1.5%)
Takeda Chemical Industries, Ltd.	79,000	$3,523,430

Photographic Products (0.6%)
Fuji Photo Film Company, Ltd.	42,000	1,336,281

Property & Casualty Insurance (1.3%)
Sompo Japan Insurance, Inc.	283,000	3,035,786

Telecommunications (1.3%)
Nippon Telegraph & Telephone Corp.	174	986,783
NTT DoCoMo, Inc.	948	2,095,833
Vodafone Holdings K.K.	32	78,743

		3,161,359

Toys (1.4%)
Nintendo Company, Ltd.	32,800	3,313,577

Trading Companies & Distributors (0.7%)
Mitsubishi Corp.	146,000	1,726,150

Transportation (0.5%)
West Japan Railway Co.	320	1,282,645

		44,742,289

Mexico (0.2%)
Brewery (0.2%)
Fomento Economico Mexicano SA — ADR	9,600	472,992

Netherlands (7.1%)
Air Freight & Logistics (1.2%)
TPG NV	135,863	2,858,390

Banking & Finance (0.8%)
ABN AMRO Holding NV	80,806	1,802,340

Electronics (1.0%)
Koninklijke (Royal) Philips Electronics NV(b)	81,524	2,357,349

Publishing (3.3%)
Reed Elsevier NV	281,463	3,714,857
VNU NV	109,236	3,127,794
Wolters Kluwer NV	77,560	1,325,810

		8,168,461

Telecommunications (0.8%)
Koninklijke (Royal) KPN NV(b)	240,181	1,874,256

		17,060,796

Portugal (0.9%)
Electric Integrated (0.2%)
Electricidade de Portugal SA	152,887	432,130

Telecommunications (0.7%)
Portugal Telecom SGPS SA	143,724	1,607,264

		2,039,394

Russia (0.4%)
Oil Comp-Intergrated (0.4%)
LUKOIL — ADR	8,500	1,055,700

South Korea (1.0%)
Banks (0.3%)
Kookmin Bank — ADR	19,600	793,016

Steel (0.5%)
POSCO	7,550	1,066,859

Telecommunications (0.2%)
SK Telecom Company, Ltd. — ADR	27,800	592,140

		2,452,015

Continued

International Equity Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Shares	Fair Value

Common Stocks, continued
Spain (2.3%)
Banking & Finance (1.8%)
Banco Bilbao Vizcaya Argentaria SA(b)	221,878	$2,936,610
Banco Santander Central Hispano SA	133,312	1,449,870

		4,386,480

Telecommunications (0.5%)
Telefonica SA	72,699	1,099,773

		5,486,253

Sweden (4.0%)
Appliances (0.5%)
Electrolux AB — Class B	56,300	1,149,696

Banking & Finance (1.1%)
Nordea AB	214,500	1,464,835
Svenska Handelsbanken AB — Class A	61,600	1,163,990

		2,628,825

Paper & Related Products (1.0%)
Svenska Cellulosa AB — Class B	62,000	2,478,750

Specialty Retail (0.6%)
Hennes & Mauritz AB — Class B	57,250	1,541,080

Tobacco (0.8%)
Swedish Match AB — Class B	179,500	1,832,774

		9,631,125

Switzerland (6.9%)
Building Materials/Services (0.6%)
Holcim, Ltd.	27,137	1,451,262

Chemicals-Specialty (0.4%)
Givaudan SA	2,040	1,041,860

	Shares or Principal Amount	Fair Value

Common Stocks, continued
Switzerland, continued
Commercial Services & Supplies (0.7%)
Adecco SA	28,522	$1,575,988

Food Products (2.5%)
Nestle SA	23,636	6,026,307

Insurance (0.4%)
Swiss Re	12,981	894,535

Pharmaceuticals (2.3%)
Novartis AG	34,064	1,446,614
Roche Holding AG	40,254	3,932,141

		5,378,755

		16,368,707

Taiwan (0.1%)
Telecommunications (0.1%)
Chunghwa Telecom Company, Ltd. — ADR	19,500	345,345

Total Common Stocks		233,747,173

Convertible Bonds (0.5%)
Japan (0.5%)
Finance (0.5%)
SMFG Finance, Ltd., 2.25%, 7/11/05(c)	$51,000,000	1,197,747

Investment Company (0.1%)
Bank of New York, Brussels	221,838	221,838

Total Investments (Cost $191,026,127)(a) — 98.4%		235,166,758
Other assets (liabilities) — 1.6%		3,757,183

Net Assets — 100.0%		$238,923,941

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$44,608,991
Unrealized depreciation	(468,360)

Net unrealized appreciation	$44,140,631

(b)	Represents non-income producing securities.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be liquid.

ADR — American Depository Receipt.

GDR — Global Depository Reciept.

PLC — Public Limited Company.

At March 31, 2004 the Fund’s foreign currency exchange contracts were as follows:

Currency	Delivery Date	Contract Value	Fair Value	Unrealized Appreciation (Depreciation)
Short
British Sterling Pound	6/17/2004	$10,149,711	$10,767,552	$(617,841)
British Sterling Pound	6/17/2004	2,090,930	2,098,760	(7,830)
British Sterling Pound	6/17/2004	2,588,712	2,555,012	33,700

Total Short Contracts		$14,829,353	$15,421,324	$(591,971)

Long
British Sterling Pound	6/17/2004	$3,331,485	$3,285,016	$(46,469)
British Sterling Pound	6/17/2004	1,156,285	1,186,256	29,971

Total Long Contracts		$4,487,770	$4,471,272	$(16,498)

See accompanying notes to the financial statements.

Short U.S. Government Fund(*)

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Corporate Bonds (8.6%)
Building/Construction Products (1.4%)
Vulcan Materials Co., 5.75%, 4/1/04	$ 3,000,000	$3,000,000

Consumer Staples (1.4%)
Wal-Mart Stores, Inc., 1.08%, 2/22/05**	3,000,000	3,000,645

Financial Services (5.8%)
BP Capital Markets 2.625%, 3/15/07	3,000,000	3,035,547
Citigroup, Inc., 1.20%, 2/7/05**	3,000,000	3,001,266
General Electric Capital Corp., 5.375%, 3/15/07	2,000,000	2,169,453
Lehman Brothers Holdings, 4.00%, 1/22/08	1,000,000	1,037,910
Verizon Global Funding Corp., 6.75%, 12/1/05	3,000,000	3,243,627

		12,487,803

Total Corporate Bonds		18,488,448

Mortgage-Backed Securities (31.4%)
Federal Home Loan Mortgage Corp. (12.2%)
4.00%, 12/15/04, Series 2672, Class — HC, CMO	460,199	460,521
5.00%, 12/1/08, Pool # M80714	1,550,615	1,594,955
4.50%, 12/1/09, Pool # M80791	6,810,772	6,981,004
4.50%, 1/1/10, Pool # M80792	3,532,981	3,623,177
4.00%, 3/1/10, Pool # M80806,	4,313,355	4,387,406
6.50%, 5/1/13, Pool # E00548	641,357	682,211
6.00%, 9/1/16, Pool # E01049	1,684,827	1,776,135
5.50%, 3/15/26, Series 2478, Class — ES, CMO	1,035,481	1,036,272
2.25%, 4/15/16, Series 2613, Class — BM, CMO**	3,386,661	3,391,903
6.00%, 8/15/28, Series 2392, Class — DA, CMO	2,550,179	2,563,116

		26,496,700

Federal National Mortgage Assoc. (17.9%)
3.50%, 3/25/09, Series 2003-92, Class — PA, CMO	5,000,000	5,092,731
4.50%, 1/1/10, Pool # 254626	3,283,464	3,363,106
4.50%, 12/25/09, Series 2003-56, Class — KC, CMO	1,109,381	1,112,789
2.00%, 1/25/11, Series 2003-83, Class — AP, CMO	4,499,294	4,501,420
6.50%, 8/1/13, Pool # 251901	1,536,537	1,636,251
6.00%, 3/1/16, Pool # 253702	1,212,902	1,278,228
6.00%, 4/1/16, Pool # 535846	1,069,425	1,127,024
6.50%, 4/1/16, Pool # 253706	1,808,143	1,925,295
6.00%, 8/1/16, Pool # 545125	771,842	813,427
5.00%, 11/1/17, Pool # 254510	3,217,050	3,309,903
5.00%, 12/1/17, Pool # 254545	3,426,884	3,525,792
4.50%, 3/1/18, Pool # 555292	4,353,798	4,413,500
4.50%, 8/25/09, Series 2003-3, Class — PA CMO	2,277,973	2,314,197
3.50%, 11/25/14 Series 2003-99, Class — TA, CMO	4,207,134	4,244,353

		38,658,016

	Shares or Principal Amount	Fair Value

Mortgage-Backed Securities, continued
Government National Mortgage Association (1.3%)
3.50%, 5/20/22, Series 2003-95, Class — PU, CMO	$ 2,738,870	$2,774,070

Total Mortgage-Backed Securities		67,928,786

U.S. Government Agencies (42.6%)
Federal Home Loan Bank (14.6%)
4.75%, 6/28/04, Series 217	7,000,000	7,061,698
4.625%, 4/15/05, Series 306	2,000,000	2,068,968
1.79%, 6/17/05	3,000,000	3,003,300
1.53%, 7/1/05	5,000,000	5,000,000
2.25% 12/15/05	3,000,000	3,030,489
2.50%, 4/5/07	3,000,000	3,008,109
3.625%, 11/14/08	8,000,000	8,231,920

		31,404,484

Federal Home Loan Mortgage Corp. (12.8%)
3.00%, 7/15/04	6,000,000	6,033,060
4.25%, 6/15/05	4,000,000	4,141,304
2.00%, 2/23/06, Series MTN, Callable 2/23/05 @ 100	4,000,000	4,018,608
3.125%, 8/25/06, Callable 8/25/04 @ 100	5,000,000	5,035,830
4.875%, 3/15/07	6,000,000	6,449,838
4.00%, 9/13/07, Callable 9/13/04 @ 100	2,000,000	2,025,758

		27,704,398

Federal National Mortgage Assoc. (13.8%)
5.75%, 6/15/05	5,000,000	5,270,330
7.00%, 7/15/05	450,000	482,781
2.75%, 8/11/06, Callable 8/11/04 @ 100	4,000,000	4,019,124
4.75%, 1/2/07	5,000,000	5,329,130
2.625%, 1/19/07, Callable 1/19/05 @ 100	4,000,000	4,012,708
3.05%, 4/16/07, Series MTN 3, Callable 4/16/04 @ 100	2,000,000	2,001,446
6.625%, 10/15/07	4,000,000	4,549,984
3.25%, 2/15/09	4,000,000	4,033,040

		29,698,543

Student Loan Marketing Assoc. (1.4%)
1.29%, 4/25/06, Series MTN**	3,000,000	3,006,909

Total U.S. Government Agencies		91,814,334

U.S. Treasury Notes (15.3%)
2.125%, 10/31/04	5,000,000	5,031,640
1.625%, 3/31/05	3,000,000	3,014,181
2.00%, 5/15/06	10,000,000	10,080,080
3.375%, 11/15/08	11,000,000	11,334,301
3.875%, 1/15/09	1,693,635	1,967,462
2.625% 11/15/06	1,500,000	1,529,532

Total U.S. Treasury Notes		32,957,196

Investment Company (3.0%)
Federated Government Obligations Fund	6,555,240	6,555,240

Continued

Short U.S. Government Fund(*)

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Principal	Fair Value

Securities Held as Collateral for Securities on Loan (47.7%)
Pool of various securities for BB&T Funds — Note 3 — Security Loans	$102,958,875	$102,958,875

Total Investments (Cost $318,308,227)(a) — 148.7%		320,702,879
Other assets (liabilities) — (48.7)%		(105,046,264)

Net Assets — 100.0%		$215,656,615

(*)	Formerly known as Short U.S. Government Income Fund.
**	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31, 2004. The maturity date reflected is the final maturity date.
(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation as follows:

Unrealized appreciation	2,549,647
Unrealized depreciation	(154,995)

Net unrealized appreciation	$2,394,652

CMO — Collateralized Mortgage Obligation.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund(*)

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Principal Amount	Fair Value

Corporate Bonds (8.7%)
Banking & Financial Services (4.7%)
Bank of America Corp., 6.125%, 7/15/04	$ 600,000	$608,223
Bank of America Corp., 7.125%, 9/15/06	1,000,000	1,111,820
Barclays Bank PLC, 7.40%, 12/15/09	500,000	600,517
Citicorp, Series C, 7.00%, 7/1/07	750,000	848,711
Citigroup, Inc., 7.25%, 10/1/10	4,000,000	4,763,848
Commercial Credit Co., 6.50%, 8/1/04	750,000	762,821
Fleet Boston Financial Corp., 3.85%, 2/15/08	4,170,000	4,310,788
General Electric Capital Corp., 5.375%, 3/15/07	3,000,000	3,254,178
General Electric Capital Corp., Series MTNA, 6.50%, 12/10/07	300,000	339,509
General Electric Capital Corp., Series A, 7.50%, 6/15/09	500,000	599,027
Goldman Sachs Group, Inc., 4.125%, 1/15/08	1,500,000	1,565,373
Goldman Sachs Group, Inc., Series B, 7.80%, 1/28/10	500,000	604,908
Mercantile Bankshares, Series B, 4.625%, 4/15/13	1,150,000	1,156,987
Merrill Lynch & Company, Inc., 6.00%, 7/15/05	500,000	527,784
Merrill Lynch & Company, Inc., 6.56%, 12/16/07	125,000	142,448
Morgan Stanley Dean Witter, 6.50%, 11/1/05	500,000	538,744
Morgan Stanley Dean Witter, 6.10%, 4/15/06	2,000,000	2,163,020
Morgan Stanley Dean Witter, 5.30%, 3/1/13	1,000,000	1,049,635
Toyota Motor Credit, 5.50%, 12/15/08	375,000	416,241
Wells Fargo & Co., Series J, 6.55%, 12/1/06	600,000	668,189

		26,032,771

Chemicals (0.1%)
E.I. du Pont de Nemours & Co., 6.875%, 10/15/09	200,000	235,466

Consumer Discretionary (0.6%)
Anheuser-Busch Cos., Inc., 5.375%, 9/15/08	350,000	381,449
Anheuser-Busch Cos., Inc., 5.125%, 10/1/08	600,000	648,197
Anheuser-Busch Cos., Inc., 4.375%, 1/15/13	2,000,000	2,012,213

		3,041,859

Consumer Staples (0.6%)
Coca-Cola Co., 5.75%, 3/15/11	1,000,000	1,116,234
Sara Lee Corp., Series MTCN, 5.95%, 1/9/06	650,000	693,607
Wal-Mart Stores, Inc., 5.875%, 10/15/05	1,000,000	1,064,851
Wal-Mart Stores, Inc., 5.45%, 8/1/06	300,000	322,742

		3,197,434

	Principal Amount	Fair Value

Corporate Bonds, continued
Energy (0.3%)
ChevronTexaco Capital Co., 3.50%, 9/17/07	$ 500,000	$516,384
ChevronTexaco Capital Co., 3.375%, 2/15/08	1,170,000	1,198,390

		1,714,774

Health Care (0.1%)
Abbott Laboratories, 5.625%, 7/1/06	500,000	539,873

Information Technology (0.9%)
IBM Corp., 6.45%, 8/1/07	500,000	564,091
IBM Corp., Series MTN, 5.40%, 10/1/08	500,000	546,197
IBM Corp., 5.375%, 2/1/09	900,000	986,788
IBM Corp., 4.75%, 11/29/12	3,000,000	3,100,883

		5,197,959

Materials (0.1%)
Alcoa, Inc., 7.375%, 8/1/10	500,000	600,502

Miscellaneous Retail (0.2%)
Procter & Gamble, 6.875%, 9/15/09	850,000	1,003,708

Printing & Publishing (0.1%)
Washington Post Co., 5.50%, 2/15/09	500,000	551,845

Telecommunication Servicies (0.8%)
GTE North, Inc, 6.90%, 11/1/08	500,000	571,809
Verizon Pennsylvania, Series A, 5.65%, 11/15/11	4,000,000	4,304,416

		4,876,225

Utilities (0.2%)
WPS Resources Corp., 7.00%, 11/1/09	750,000	874,266

Total Corporate Bonds		47,866,682

Mortgage-Backed Securities (34.5%)
Federal Home Loan Mortgage Corp. (14.8%)
6.00%, 9/1/08, Pool # M80700	776,162	797,735
5.00%, 11/1/09, Pool # M80779	5,539,880	5,698,080
6.50%, 5/1/13, Pool # E00548	641,357	682,211
6.00%, 9/1/16, Pool # E01049	2,332,838	2,459,264
6.00%, 5/1/17, Pool # E89746	3,347,861	3,528,918
5.50%, 9/15/17, Series 2501, Class — MC, CMO	18,663,910	19,858,403
4.50%, 2/1/18, Pool # E94445	12,657,026	12,837,009
4.50%, 8/15/22, Series 2649, Class — VJ	6,049,000	5,884,318
5.50%, 12/15/22, Series 2542, Class — DJ, CMO	5,000,000	5,232,455
5.00%, 7/15/23, Series 2638, Class — DH, CMO	2,302,000	2,299,175
7.00%, 8/15/23, Series 1644, Class — l, CMO	3,311,970	3,489,290
5.50%, 2/1/29, Pool # A18613	10,258,638	10,547,964
6.00%, 2/1/31, Pool # CO1153	1,150,833	1,196,574
6.50%, 12/1/31, Pool # C01271	1,604,418	1,686,083
6.50%, 2/1/32, Pool # C01297	462,427	485,964
2.40%, 7/15/32, Series 2586, Class — FM, CMO**	553,519	553,358
2.60%, 6/15/33, Series 2630, Class — FA, CMO**	4,223,212	4,184,313

		81,421,114

Continued

Intermediate U.S. Government Fund(*)

Schedule of Portfolio Investments, continued	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Mortgage-Backed Securities, continued
Federal National Mortgage Assoc. (17.6%)
6.00%, 10/1/08, Pool # 254041	$ 567,377	$581,476
6.00%, 2/1/09, Pool # 254243	1,140,609	1,170,216
6.00%, 4/1/13, Pool # 251656	607,314	640,735
6.00%, 11/1/13, Pool # 323363	927,718	978,771
6.50%, 12/1/13, Pool # 555005	719,542	766,836
6.00%, 3/1/16, Pool # 253702	485,161	511,291
6.00%, 4/1/16, Pool # 535846	2,138,850	2,254,047
6.50%, 5/1/16, Pool # 253799	2,157,441	2,297,224
6.00%, 8/1/16, Pool # 545125	1,029,122	1,084,569
5.00%, 11/1/17, Pool # 254510	3,217,050	3,309,903
5.00%, 12/1/17, Pool # 254545	3,426,884	3,525,792
5.00%, 1/1/18, Pool # 650205	11,364,589	11,694,398
4.50%, 1/25/18, Series 2002-94, Class — HM, CMO	8,000,000	7,977,405
4.50%, 2/1/18, Pool # 683346	4,719,047	4,783,712
4.50%, 3/1/18, Pool # 555292	8,707,596	8,826,999
6.00%, 1/1/23, Pool # 254633	5,261,349	5,499,531
5.00%, 7/25/25, Series 2003-9, Class — JB, CMO	7,228,328	7,655,861
6.00%, 1/1/29, Pool # 252211	1,205,200	1,257,589
6.50%, 5/15/32, Pool # 569804	3,483,109	3,677,672
5.50%, 8/1/32, Pool # 555954	2,736,136	2,829,299
1.59%, 8/25/32, Series 2002-51, Class — FZ, CMO**	1,357,367	1,363,121
5.50%, 1/1/33, Pool # 678321	3,499,078	3,586,983
5.00%, 10/15/32, Series # 2553, Class — DJ, CMO**	5,000,000	4,989,369
2.60%, 6/25/33, Series 2003-48, Class — KF**	3,238,862	3,252,915
5.00%, 7/1/33, Pool # 724965	5,052,657	5,079,984
5.00%, 8/1/33, Pool # 724635	2,222,192	2,234,211
5.00%, 8/1/33, Pool # 738751	2,719,610	2,734,320
5.00%, 10/1/33, Pool # 753298	2,340,510	2,353,169

		96,917,398

Government National Mortgage Assoc. (2.1%)
7.00%, 7/15/29, Pool # 510099	771,533	822,638
7.00%, 8/20/29, Pool # 2796	529,586	563,079
6.50%, 3/20/31, Pool # 3053	1,642,880	1,730,183
6.50%, 4/20/31, Pool # 3068	1,663,674	1,752,083
6.50%, 2/15/32, Pool # 538313	1,471,046	1,553,217
5.50%, 7/16/32, Series 2003-1, Class — PE, CMO	5,000,000	5,031,497

		11,452,697

Total Mortgage-Backed Securities		189,791,209

U.S. Government Agencies (47.3%)
Federal Farm Credit Bank (7.7%)
5.35%, 7/26/06, Series MTN	10,000,000	10,764,400
3.10%, 8/27/07, Callable 8/27/04 @ 100	11,190,000	11,274,317
5.69%, 1/10/08	2,000,000	2,216,606
3.00%, 4/15/08	13,000,000	13,113,971
4.35%, 11/6/09	5,000,000	5,244,650

		42,613,944

Federal Home Loan Bank (11.4%)
6.00%, 7/7/04, Series NM04	250,000	253,261
6.05%, 2/23/05, Series KC05	750,000	782,143
6.05%, 2/25/05, Series KE05	500,000	521,555

	Principal Amount	Fair Value

U.S. Government Agencies, continued
Federal Home Loan Bank, continued
3.20%, 8/26/05, Series WY05	$ 1,650,000	$1,689,178
5.615%, 3/1/06, Series KY06	1,000,000	1,072,426
5.25%, 8/15/06, Series EY06	1,250,000	1,343,354
2.00%, 2/23/07, Callable 2/23/05 @ 100	13,000,000	13,068,925
2.45%, 3/23/07, Callable 9/24/04 @ 100	6,030,000	6,040,209
3.125%, 8/15/07	10,000,000	10,213,190
6.00%, 6/11/08, Series FJ08	1,100,000	1,239,975
3.375%, 7/21/08, Callable 1/21/05 @ 100	5,000,000	5,069,995
3.875%, 8/22/08, Series 429 Callable 2/22/05 @ 100	1,250,000	1,280,305
3.625%, 11/14/08, Series 439	5,000,000	5,144,950
6.12%, 5/21/09, Series FN09	500,000	570,435
7.375%, 2/12/10, Series BZ10	12,000,000	14,513,699

		62,803,600

Federal Home Loan Mortgage Corp. (14.7%)
6.50%, 11/18/04	1,300,000	1,343,644
5.95%, 1/19/06	400,000	429,938
2.375%, 5/19/06, Series MTN, Callable 5/19/04 @ 100	8,625,000	8,637,938
5.375%, 8/16/06, Callable 8/16/04 @ 100	500,000	507,546
2.80%, 1/26/07, Series MTN, Callable 7/26/04 @ 100	9,500,000	9,543,216
2.75%, 1/30/07, Series MTN1, Callable 7/30/04 @ 100	10,000,000	10,045,729
3.50%, 9/15/07	1,000,000	1,033,578
3.25%, 2/25/08, Callable 2/25/05 @ 100	10,000,000	10,052,699
3.50%, 3/12/08, Callable 9/12/04 @ 100	2,600,000	2,629,136
3.15%, 7/30/08, Series MTN, Callable 7/30/04 @ 100	5,910,000	5,940,933
5.00%, 7/30/09, Callable 7/30/04 @ 100	10,000,000	10,113,639
7.00%, 3/15/10	900,000	1,070,995
6.875%, 9/15/10	500,000	593,934
3.00%, 1/7/11, Series MTN, Callable 1/7/05 @ 100	10,000,000	10,081,699
5.625%, 3/15/11	500,000	557,986
6.50%, 6/6/11, Series MTN, Callable 6/1/04 @ 100	500,000	504,032
5.50%, 9/15/11	750,000	829,255
5.125%, 8/20/12, Callable 8/20/04 @ 100	7,000,000	7,090,006

		81,005,903

Federal National Mortgage Assoc. (11.4%)
1.875%, 12/15/04	5,000,000	5,025,360
6.00%, 12/15/05	1,500,000	1,611,993
5.875%, 2/2/06	1,000,000	1,073,103
2.75%, 8/11/06, Callable 8/11/04 @ 100	5,000,000	5,023,905
3.42%, 3/15/07, Callable 9/15/04 @ 100	5,000,000	5,046,650
6.00%, 5/15/08	500,000	562,164
4.00%, 9/2/08	5,000,000	5,189,235
4.00%, 4/20/09, Callable 4/20/04 @ 100	1,000,000	1,001,377
4.25%, 4/30/09, Callable 4/30/04 @ 100	5,000,000	5,011,255
6.40%, 5/14/09, Callable 5/14/04 @ 100	1,000,000	1,005,894
6.625%, 9/15/09	12,250,000	14,290,115
4.75%, 11/26/10, Callable 11/26/04 @ 100	6,100,000	6,181,368
6.08%, 12/15/10, Series MTN	500,000	571,679

Continued

Intermediate U.S. Government Fund(*)

Schedule of Portfolio Investments, continued	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

U.S. Government Agencies, continued
Federal National Mortgage Assoc., continued
6.00%, 12/21/11, Callable 12/21/04 @ 100	$ 1,000,000	$1,033,665
4.125%, 4/15/14	10,000,000	9,833,870

		62,461,633

Sovereign Agencies (2.1%)
Financing Corporation, 8.60%, 9/26/19	500,000	704,565
Tennessee Valley Authority, Series A, 5.625%, 1/18/11	7,000,000	7,810,166
Tennessee Valley Authority, 7.14%, 5/23/12	2,400,000	2,892,938

		11,407,669

Total U.S. Government Agencies		260,292,749

U.S. Treasury Notes (7.0%)
2.00%, 5/15/06	1,450,000	1,461,612
4.625%, 5/15/06	250,000	265,615
3.50%, 11/15/06	250,000	260,576
6.25%, 2/15/07	1,250,000	1,399,805
5.625%, 5/15/08	1,250,000	1,404,199
3.25%, 8/15/08	1,000,000	1,028,160

	Shares or Principal Amount	Fair Value

U.S. Treasury Notes, continued
3.375%, 11/15/08	$12,750,000	$13,137,485
6.00%, 8/15/09	500,000	577,053
5.00%, 8/15/11	750,000	826,436
5.50%, 8/15/28	12,000,000	13,088,904
5.25%, 11/15/28	5,000,000	5,278,905

Total U.S. Treasury Notes		38,728,750

Investment Company (2.2%)
Federated Government Obligations Fund	12,227,541	12,227,541

Securities Held as Collateral for Securities on Loan (44.5%)
Pool of various securities for BB&T Funds — Note 3 — Security Loans	$245,269,855	245,269,855

Total Investments (Cost $779,897,653)(a) — 144.2%		794,176,786
Other assets (liabilities) — (44.2)%		(243,294,532)

Net Assets — 100.0%		$550,882,254

(*)	Formerly known as Intermediate U.S. Government Bond Fund.
(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$14,769,037
Unrealized depreciation	(489,905)

Net unrealized appreciation	$14,279,133

**	The interest rate for this variable rate note, which will change periodically, is based on either to prime rate or an index of markets rates. The rate reflected is the rate in effect as of March 31, 2004. The maturity date reflected is the final maturity date.

CMO — Collateralized Mortgage Obligation.

See accompanying notes to the financial statements.

Intermediate Corporate Bond Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Corporate Bonds (93.3%)
Aerospace & Defense (0.4%)
Raytheon Co., 5.50%, 11/15/12	$ 1,000,000	$1,060,623

Air Freight & Logistics (0.5%)
Fedex Corp., 9.65%, 6/15/12	1,000,000	1,334,120

Auto — Cars/Light Trucks (0.8%)
DaimlerChrysler Holdings, 4.75%, 1/15/08	2,000,000	2,085,346

Banking & Financial Services (28.0%)
AIG SunAmerica Global Financial, 5.85%, 8/1/08,(b)	2,000,000	2,218,962
Bank of America Corp., 7.40%, 1/15/11	2,000,000	2,400,656
Bank of America Corp., 5.125%, 11/15/14	2,000,000	2,069,422
Bank of New York, 7.30%, 12/1/09	2,000,000	2,388,904
Bank One Corp., 5.25%, 1/30/13	1,000,000	1,049,442
Berkshire Hathaway, Inc., 3.375%, 10/15/08,(b)	3,000,000	3,029,091
Capital One Bank, 4.25%, 12/1/08	1,000,000	1,025,115
Citigroup, Inc., 5.625%, 8/27/12	3,000,000	3,282,129
Citigroup, Inc., 5.875%, 2/22/33	1,000,000	1,021,707
Countrywide Home Loan, 4.25%, 12/19/07	1,000,000	1,048,257
Dun & Bradstreet Corp., Series B, 6.625%, 3/15/06	2,000,000	2,141,458
Erac USA Finance Co., 7.35%, 6/15/08,(b)	2,000,000	2,315,826
First Tennessee Bank, 4.625%, 5/15/13	1,000,000	1,008,667
FMR Corp., 7.57%, 6/15/29,(b)	1,000,000	1,240,192
Ford Motor Credit Co., 6.50%, 1/25/07	3,000,000	3,204,615
Ford Motor Credit Co., 5.625%, 10/1/08	2,000,000	2,064,250
General Motors Acceptance Corp., 2.00%, 5/18/06*	1,000,000	996,483
General Motors Acceptance Corp., 4.50%, 7/15/06	1,000,000	1,033,353
General Motors Acceptance Corp., 6.125%, 9/15/06	2,000,000	2,138,356
General Electric Capital Corp., 5.00%, 2/15/07	2,000,000	2,146,274
General Motors Acceptance Corp., 6.875%, 8/28/12	1,000,000	1,080,133
Household Finance Corp., 6.50%, 11/15/08	2,000,000	2,263,882
Household Finance Corp., 6.375%, 11/27/12	1,000,000	1,131,580
International Lease Finance Corp., 4.35%, 9/15/08	1,000,000	1,042,152
J.P. Morgan Chase & Co., 4.50%, 11/15/10	1,000,000	1,031,510
J.P. Morgan Chase & Co., 4.875%, 3/15/14	2,000,000	2,021,552
Key Bank, 7.00%, 2/1/11	1,000,000	1,169,959
Legg Mason, Inc., 6.75%, 7/2/08	2,140,000	2,418,084
Manufacturers & Traders Trust Co., 8.00%, 10/1/10	2,000,000	2,459,492
MBNA America Bank, Series BKNT, 5.375%, 1/15/08	1,000,000	1,079,156
Morgan Stanley Dean Witter, 6.75%, 4/15/11	3,000,000	3,465,332
Pemex Finance, Ltd., 9.69%, 8/15/09	1,000,000	1,187,540

	Principal Amount	Fair Value

Corporate Bonds, continued
Banking & Financial Services, continued
State Street Corp., 7.65%, 6/15/10	$ 2,000,000	$2,448,550
Synovus Financial, 7.25%, 12/15/05	3,000,000	3,287,490
US Bancorp, 3.125%, 3/15/08	1,000,000	1,008,134
Virginia Electric & Power, 4.50%, 12/15/10	1,000,000	1,031,550
Wachovia Corp., 3.50%, 8/15/08	1,000,000	1,017,400
Wachovia Corp., 4.875%, 2/15/14	1,000,000	1,021,530
Washington Mutual, Inc., 7.50%, 8/15/06	2,000,000	2,240,814
Wells Fargo Bank, 6.45%, 2/1/11	2,000,000	2,299,972
Wells Fargo Bank, 5.00%, 11/15/14	1,000,000	1,032,065

		73,561,036

Beverages (0.4%)
Anheuser-Busch Cos., Inc., 5.95%, 1/15/33	1,000,000	1,067,569

Building/Construction Products (1.1%)
Masco Corp., 6.00%, 5/3/04	1,000,000	1,003,370
Vulcan Materials Co., 5.75%, 4/1/04	2,000,000	2,000,000

		3,003,370

Chemicals (0.8%)
Cabot Corp., 5.25%, 9/1/13,(b)	1,000,000	1,028,475
Engelhard Corp., 4.25%, 5/15/13	1,000,000	988,061

		2,016,536

Coal & Other Minerals & Ores (0.4%)
BHP Billiton Finance, 4.80%, 4/15/13	1,000,000	1,033,677

Commercial Printing (0.4%)
Donnelley (R.R.) & Sons, 3.75%, 4/1/09,(b)	1,000,000	1,009,919

Computers (2.6%)
Dell Computer Corp., 6.55%, 4/15/08	2,970,000	3,351,544
First Data Corp., 4.70%, 11/1/06	2,000,000	2,125,354
IBM Corp., 8.375%, 11/1/19	1,000,000	1,355,329

		6,832,227

Data Processing/Management (1.2%)
Certegy, Inc., 4.75%, 9/15/08,(b)	500,000	525,304
Oracle Corp., 6.91%, 2/15/07	1,500,000	1,676,601
SunGard Data Systems, Inc., 4.875%, 1/15/14,(b)	1,000,000	1,004,952

		3,206,857

Electric — Integrated (1.6%)
FirstEnergy Corp., Series A, 5.50%, 11/15/06	1,000,000	1,063,287
NiSource Finance Corp., 5.40%, 7/15/14	1,000,000	1,032,664
Southern Cal Edison, 6.00%, 1/15/34	1,000,000	1,027,086
TXU Energy Co., 7.00%, 3/15/13,(b)	1,000,000	1,145,971

		4,269,008

Electronic Components — Semiconductors (1.0%)
Applied Materials, Inc., 6.75%, 10/15/07	2,250,000	2,560,176

Engineering — Research & Development Services (0.4%)
Science Applications Institute, 7.125%, 7/1/32	1,000,000	1,177,376

Entertainment/Leisure (1.4%)
Gtech Holdings Corp., 4.75%, 10/15/10,(b)	1,000,000	1,042,353

Continued

Intermediate Corporate Bond Fund

Schedule of Portfolio Investments, continued	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Corporate Bonds, continued
Entertainment/Leisure, continued
International Game Technology, 8.375%, 5/15/09	$ 2,230,000	$2,710,039

		3,752,392

Food Processing (0.4%)
ConAgra Foods, Inc., 6.00%, 9/15/06	1,000,000	1,084,561

Foreign Government (2.4%)
People’s Republic of China, 4.75%, 10/29/13	1,000,000	1,014,412
Republic of Chile, 5.50%, 1/15/13	1,000,000	1,056,800
United Mexican States, 1.84%, 1/13/09*	1,000,000	1,006,000
United Mexican States, 6.375%, 1/16/13	3,000,000	3,249,000

		6,326,212

Health Care (1.5%)
Anthem, Inc., 6.80%, 8/1/12	1,425,000	1,652,051
HCA, Inc., 6.25%, 2/15/13	1,000,000	1,041,998
Quest Diagnostic, Inc., 7.50%, 7/12/11	1,000,000	1,195,719

		3,889,768

Industrial Conglomerates (1.2%)
General Electric Co., 5.00%, 2/1/13	2,000,000	2,094,156
Tyco International Group SA, 6.375%, 10/15/11	1,000,000	1,093,778

		3,187,934

Insurance (1.3%)
John Hancock Global Funding, 7.90%, 7/2/10,(b)	2,000,000	2,432,878
Marsh & Mclennan, Inc., 6.625%, 6/15/04	1,000,000	1,010,347

		3,443,225

Internal Combustion Engines (0.5%)
Briggs & Stratton Corp., 8.875%, 3/15/11	1,000,000	1,235,000

Investment Banks/Brokers (2.7%)
Bear Stearns Co., Inc., 5.70%, 11/15/14	1,000,000	1,077,434
Credit Suisse First Boston USA, 5.50%, 8/15/13	1,000,000	1,063,374
Goldman Sachs Group, Inc., 4.75%, 7/15/13	3,000,000	2,999,676
Lehman Brothers Holdings, 3.50%, 8/7/08	1,000,000	1,013,294
Merrill Lynch & Company, Inc., 4.00%, 11/15/07	1,000,000	1,040,747

		7,194,525

Linen Supply & Related Items (0.4%)
Cintas Corp. No. 2, 6.00%, 6/1/12	1,000,000	1,120,219

Measuring & Controlling Devices, (0.4%)
Thermo Electron, 7.625%, 10/30/08	1,000,000	1,155,396

Media (4.1%)
AOL Time Warner, Inc., 7.625%, 4/15/31	2,000,000	2,339,860
Clear Channel Communications, 7.65%, 9/15/10	1,000,000	1,186,472
Comcast Corp., 5.50%, 3/15/11	2,000,000	2,126,796
Comcast Corp., 5.30%, 1/15/14	1,000,000	1,023,754
Harman Intl, 7.125%, 2/15/07	2,000,000	2,233,166
Liberty Media Corp., 2.61%, 9/17/06*	1,000,000	1,011,864
Viacom, Inc, 5.50%, 5/15/33	1,000,000	971,678

		10,893,590

Medical Products (0.7%)
Becton, Dickinson & Co., 7.00%, 8/1/27	1,650,000	1,946,144

	Principal Amount	Fair Value

Corporate Bonds, continued
Metals (3.1%)
Alcan, Inc., 6.125%, 12/15/33	$ 1,000,000	$1,054,462
Barrick Gold Finance, Inc., 7.50%, 5/1/07	3,000,000	3,455,646
Newmont Mining, 8.625%, 5/15/11	2,000,000	2,513,106
Placer Dome, Inc., 6.45%, 10/15/35,(b)	1,000,000	1,074,222

		8,097,436

Motorcycle/Motor Scooter (0.4%)
Harley Davidson Funding, 3.625%, 12/15/08,(b)	1,000,000	1,021,407

Motors & Generators (0.5%)
Ametek, Inc., 7.20%, 7/15/08	1,255,000	1,387,202

Natural Gas Transmission (0.4%)
Trans Canada Pipelines, 4.00%, 6/15/13	1,000,000	967,100

Oil & Gas (4.0%)
BP Canada Finance, 3.375%, 10/31/07	1,000,000	1,027,861
ConocoPhillips, 6.95%, 4/15/29	2,000,000	2,331,104
Marathon Oil, 6.80%, 3/15/32	1,000,000	1,122,451
Murphy Oil Corp., 6.375%, 5/1/12	2,000,000	2,260,062
Occidental Petroleum, 7.65%, 2/15/06	2,585,000	2,849,466
Phillips Petroleum Co., 8.50%, 5/25/05	1,000,000	1,078,637

		10,669,581

Oil & Gas Exploration Products & Services (1.4%)
Cooper Cameron Corp., 2.65%, 4/15/07	1,000,000	998,060
Noble Corp., 6.95%, 3/15/09	1,500,000	1,733,051
XTO Energy, Inc., 4.90%, 2/1/14	1,000,000	1,003,784

		3,734,895

Oil Company — Exploration & Production (1.2%)
EOG Resources Canada, 4.75%, 3/15/14,(b)	1,000,000	1,014,310
Pemex Project Funding Master Trust, 6.125%, 8/15/08	1,000,000	1,079,000
Pemex Project Funding Master Trust, 7.375%, 12/15/14	1,000,000	1,112,500

		3,205,810

Petroleum Refining (0.8%)
Valero Energy Corp., 3.50%, 4/1/09	2,000,000	1,984,536

Pharmaceuticals (4.7%)
Abbott Laboratories, 3.75%, 3/15/11	2,000,000	1,988,176
Bausch & Lomb, Inc., 7.125%, 8/1/28	1,000,000	1,053,382
Bristol - Myers Squibb Co. 4.75%, 10/1/06	2,000,000	2,117,820
Laboratory Corporation of America, 5.50%, 2/1/13	2,679,000	2,846,052
Medpartners, Inc., 7.375%, 10/1/06	2,000,000	2,200,000
Schering-Plough Corp., 6.50%, 12/1/33	1,000,000	1,070,684
Wyeth, 6.50%, 2/1/34	1,000,000	1,055,806

		12,331,920

Pipelines (0.4%)
Centerpoint Energy Resources, Series B, 7.875%, 4/1/13	1,000,000	1,157,506

Plastics Foam Products (0.4%)
Sealed Air Corp., 5.375%, 4/15/08,(b)	1,000,000	1,070,635

Continued

Intermediate Corporate Bond Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Principal Amount	Fair Value

Corporate Bonds, continued
Racetracks (0.4%)
International Speedway Corp., 7.875%, 10/15/04	$ 1,000,000	$1,031,246

Refuse Systems (1.2%)
Republic Services, Inc., 6.75%, 8/15/11	2,775,000	3,186,446

Retail (4.1%)
Autozone, Inc., 5.875%, 10/15/12	1,000,000	1,075,214
Gap, Inc., 6.90%, 9/15/07	1,000,000	1,110,000
Kroger Co., 7.625%, 9/15/06	1,000,000	1,119,864
Limited Brands, 6.125%, 12/1/12	1,000,000	1,110,066
Limited Brands, 6.95%, 3/1/33	1,000,000	1,125,096
Office Depot, Inc., 6.25%, 8/15/13	1,500,000	1,630,514
Tricon Global, 8.50%, 4/15/06	1,000,000	1,113,750
Wal-Mart Stores, Inc., 4.125%, 2/15/11	1,000,000	1,015,388
Wendy’s International, 6.25%, 11/15/11	1,000,000	1,129,713
Woolworth Corp., 8.50%, 1/15/22	345,000	386,831

		10,816,436

Single-Family Housing Construction (0.4%)
MDC Holdings, Inc., 5.50%, 5/15/13	1,000,000	1,027,334

Surgical & Medical Instruments (0.8%)
Guidant Corp., 6.15%, 2/15/06	2,000,000	2,148,106

Telecommunications (8.6%)
AT&T Corp., 8.05%, 11/15/11*	1,000,000	1,169,024
AT&T Wireless Services, Inc., 7.875%, 3/1/11	1,500,000	1,788,807
British Telecom, 8.375%, 12/15/10	1,000,000	1,235,753
Deutsche Telekom, 8.50%, 6/15/10	1,000,000	1,227,703
Deutsche Telekom, 5.25%, 7/22/13	500,000	520,523
France Telecom, 8.45%, 3/1/06*	1,000,000	1,105,097
Koninklijke KPN NV, 8.00%, 10/1/10	1,000,000	1,218,000
News America, Inc., 4.75%, 3/15/10	1,000,000	1,035,631
SBC Communications, Inc., 6.125%, 2/15/08	1,000,000	1,108,046
Sprint Capital Corp., 7.625%, 1/30/11	2,000,000	2,335,347
Telecom Italia Capital Corp., 5.25%, 11/15/13,(b)	1,000,000	1,031,238
Univision Comm, Inc., 3.875%, 10/15/08	1,000,000	1,016,407
USA Interactive, 7.00%, 1/15/13	1,000,000	1,137,550
Verizon Maryland, Inc., 6.125%, 3/1/12	2,000,000	2,208,638
Verizon Virginia, Inc., 4.625%, 3/15/13	1,000,000	991,740
Verizon Wireless, Inc., 5.375%, 12/15/06	2,000,000	2,154,166
Vodafone Airtouch PLC, 7.75%, 2/15/10,(b)	1,000,000	1,204,740

		22,488,410

	Shares of Principal Amount	Fair Value

Corporate Bonds, continued
Toiletries (0.8%)
Alberto-Culver Company, 8.25%, 11/1/05	$2,000,000	$2,170,900

Utilities (3.1%)
Alabama Power Co., 5.375%, 10/1/08	2,000,000	2,173,480
Appalachian Power Co., 4.80%, 6/15/05	2,650,000	2,745,167
Carolina Power & Light, 6.125%, 9/15/33	1,000,000	1,056,273
Constellation Energy Group, 6.35%, 4/1/07	1,000,000	1,102,405
National Rural Utilities, 4.75%, 3/1/14	1,000,000	1,013,455

		8,090,780

Total Corporate Bonds		246,034,492

Exchange Traded Funds (0.4%)
iShares GS Investop Index Fund	9,000	1,024,470

Real Estate Investment Trust (0.9%)
Spieker Properties, LP, 7.25%, 5/1/09	2,000,000	2,356,158

U.S. Government Agencies (2.3%)
Federal National Mortgage Assoc. (1.1%) 4.625%, 5/1/13	3,000,000	3,033,144

Student Loan Marketing Association (1.2%)
Series MTN, 1.29%, 4/25/06*	2,000,000	2,004,606
Series MTNA, 4.00%, 1/15/09	1,000,000	1,028,125

		3,032,731

Total U.S. Government Agencies		6,065,875

Investment Companies (2.1%)
Federated High Yield Fund	322,056	1,948,439
Federated Prime Cash Obligations Fund	3,557,151	3,557,151

Total Investment Companies		5,505,590

Securities Held as Collateral for Securities on Loan (10.8%)
Pool of various securities for BB&T Funds — Note 3 — Security Loans	$28,532,676	28,532,676

Total Investments (Cost $275,214,567)(a) — 109.8%		289,519,261
Other assets (liabilities) — (9.8)%		(25,895,062)

Net Assets — 100.0%		$263,624,199

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$14,504,354
Unrealized depreciation	(199,660)

Net unrealized appreciation	$14,304,694

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor,using Board approved procedures, has deemed these securities to be liquid.
*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31, 2004. The maturity date reflected is the final maturity date.

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds (97.3%)
Kentucky (96.6%)
Commission Bonds (38.8%)
Kentucky State Property & Buildings Commission, Project # 71, 4.20%, 8/1/10	$300,000	$323,958
Kentucky State Property & Buildings Commission, Project # 68, 5.50%, 10/1/06	100,000	109,598
Kentucky State Property & Buildings Commission, Project # 69, Series C, 5.50%, 8/1/07	200,000	223,398
Kentucky State Property & Buildings Commission, Project # 55, 6.25%, 9/1/07	100,000	114,191
Kentucky State Property & Buildings Commission, Project # 73, 5.25%, 11/1/08	390,000	440,002
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/09	350,000	396,386
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 8/1/09	150,000	171,378
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/10	305,000	348,237
Kentucky State Property & Buildings Commission, Project # 69, Series A, 5.50%, 8/1/11	540,000	627,555
Kentucky State Property & Buildings Commission, Project # 71, 4.40%, 8/1/12	395,000	426,774
Kentucky State Property & Buildings Commission, Project # 68, 5.75%, 10/1/12, Callable 10/1/10 @ 100	500,000	585,479
Kentucky State Property & Buildings Commission, Project # 64, 5.375%, 5/1/13, Callable 11/1/09 @ 100	500,000	572,865
Kentucky State Property & Buildings Commission, Project # 67, 5.00%, 9/1/13, Callable 9/1/10 @ 100	405,000	456,127
Kentucky State Property & Buildings Commission, Project # 67, 5.625%, 9/1/13, Callable 9/1/10 @ 100	300,000	348,801
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/14, Callable 2/1/12 @ 100	500,000	573,570
Kentucky State Property & Buildings Commission, Project # 81, 5.00%, 11/1/16, Callable 11/1/13 @ 100, AMBAC	500,000	549,490
Kentucky State Property & Buildings Commission, Project # 73, 5.50%, Second Series, 11/1/16, Callable 11/1/12 @ 100	400,000	455,032

		6,722,841

Education Bonds (20.8%)
Allen County, Kentucky, School District, 5.25%, 4/1/10, Callable 4/1/07 @ 102	455,000	504,445
Bullitt County, Kentucky, School District, Second Series, 3.90%, 5/1/07	100,000	106,341
Fayette County, Kentucky, School District, Series A, 5.35%, 1/1/12, Callable 1/1/07 @ 102	200,000	220,368
Floyd County, Kentucky, School District, 4.10%, 4/1/10	220,000	237,906
Jefferson County, Kentucky, School District, Series A, 5.25%, 1/1/11, Callable 7/1/09 @ 101 FSA	200,000	223,930

	Principal Amount	Fair Value

Municipal Bonds, continued
Kentucky, continued
Education Bonds, continued
Jefferson County, Kentucky, School District, Series A, 5.00%, 2/1/11, Callable 2/1/06 @ 102, MBIA	$290,000	$311,898
Jessamine County, Kentucky, School District, 5.00%, 6/1/05	110,000	114,945
Louisville & Jefferson County, Kentucky, 5.00%, 5/15/10	500,000	562,854
Pulaski County, Kentucky, School District, Series C, 4.20%, 7/1/09, Callable 7/1/08 @ 102	560,000	607,985
University of Kentucky, Series M, 4.55%, 5/1/09 Callable 5/1/08 @ 101	150,000	163,176
University of Kentucky, Series Q, 5.00%, 5/1/10	250,000	281,068
University of Louisville, Series M, 4.00%, 5/1/10, AMBAC	250,000	267,305

		3,602,221

General Obligations (3.8%)
Boone County, Kentucky, 3.75%, 4/1/07	250,000	263,950
Hopkins County, Kentucky, Detention Facilities, 5.375%, 2/1/09, FGIC	350,000	396,386

		660,336

Health Care — Hospitals (3.3%)
Kentucky Economic Development Financial Authority, Catholic Health Initiatives, Series A, 5.75%, 12/1/15, Callable 6/1/10 @ 101	500,000	566,100

Housing Bonds (0.6%)
Kentucky Housing Corporation, Series D, 5.20%, 7/1/07, Callable 7/1/06 @ 102, FHA	100,000	107,809

Pollution Control Bonds (2.1%)
Boone County, Kentucky, Pollution Control, Dayton Power & Lighting Company, Series A, 6.50%, 11/15/22, Callable 11/15/04 @ 101	350,000	356,895

Transportation Bonds (6.7%)
Kentucky State Turnpike Authority, Revitalization Projects, 5.50%, 7/1/09, AMBAC	200,000	229,552
Kentucky State Turnpike Authority, Revitalization Projects, Series A, 5.50%, 7/1/12, AMBAC	500,000	581,205
Kentucky State Turnpike Authority, Revitalization Projects, Series A, 5.50%, 7/1/15, AMBAC	300,000	349,608

		1,160,365

Urban & Community Development (6.0%)
Bell County, Kentucky, Judicial Center Project, 5.40%, 9/1/13, Callable 3/1/11 @ 102	160,000	182,318
Daviess County, Kentucky, Court Facilities Project, Series A, 5.60%, 10/1/06, Callable 10/1/04 @ 102	245,000	254,293
Jefferson County, Kentucky, Capital Projects, 5.20%, 6/1/08, Callable 6/1/07 @ 102, MBIA	295,000	326,654
Kenton County, Kentucky, Series A, 5.35%, 12/1/08, Callable 12/1/06 @ 101	250,000	270,710

		1,033,975

Continued

Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds, continued
Kentucky, continued
Utility Bonds (14.5%)
Bardstown, Kentucky, Combined Utilities, 4.375%, 12/1/11, Callable 12/1/10 @ 101, MBIA	$200,000	$217,606
Campbell & Kenton Counties, Kentucky, Sanitation District, Series A, 4.50%, 8/1/05, FSA	200,000	208,826
Kentucky Infrastructure Authority, Series A, 4.00%, 6/1/08	300,000	321,504
Kentucky Rural Water Finance, Series A, 4.00%, 2/1/07	205,000	217,183
Lexington-Fayette Urban County, Kentucky, Sewer Systems, 5.50%, 7/1/11	450,000	522,792
Louisville, Kentucky, Louisville Water Company, 4.70%, 11/15/14, Callable 11/15/10 @ 100	550,000	587,686
Northern Kentucky, Water Distribution, 4.50%, 2/1/08, FGIC	250,000	271,433
Owensboro Kentucky Electric & Power, Series B, 2.36%, 1/1/06, AMBAC*	60,000	58,411

	Shares or Principal Amount	Fair Value

Municipal Bonds, continued
Kentucky, continued
Utility Bonds, continued
Owensboro Kentucky Electric & Power, Series B, 2.73%, 1/1/09, AMBAC*	$ 45,000	$39,395
Owensboro Kentucky Electric & Power, Series B, 2.89%, 1/1/10, AMBAC*	75,000	62,628

		2,507,464

Total Kentucky		16,718,006

Puerto Rico (0.7%)
General Obligations (0.7%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA	100,000	126,633

Total Municipal Bonds		16,844,639

Investment Company (1.7%)
Federated Tax Exempt Money Market Fund	286,923	286,923

Total Investments (Cost $16,555,187)(a) — 99.0%		17,131,562
Other assets (liabilities) — 1.0%		179,499

Net Assets — 100.0%		$17,311,061

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$582,800
Unrealized depreciation	(6,425)

Net unrealized appreciation	$576,375

*	Discount note. Rate disclosed represents the effective yield at March 31, 2004.

AMBAC — Insured by AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FHA — Insured by Federal Housing Administration.

FSA — Insured by Financial Security Assurance.

MBIA — Insured by the Municipal Bond Insurance Association.

See accompanying notes to the financial statements.

Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds (96.7%)
Maryland (93.7%)
Education Bonds (12.7%)
Maryland State Authority For American Physics, 5.25%, 12/15/13, Callable 12/15/11 @ 100, GTY AGMT	$150,000	$168,572
Maryland State Health & Higher Education, 4.625%, 7/1/10	100,000	107,980
Maryland State Health & Higher Education, 5.125%, 7/1/10, AMBAC	100,000	113,303
Maryland State Health & Higher Education, 5.00%, 5/15/13, Callable 5/15/11 @ 100	175,000	190,930
Maryland State Health & Higher Education, Series A, 5.75%, 1/1/15, Callable 1/1/13 @ 101	100,000	108,344
Maryland State Health & Higher Education, 5.25%, 7/1/19, Callable 4/16/04 @ 100, AMBAC	50,000	50,132
Maryland State Health & Higher Education, 5.00%, 7/1/27, AMBAC	200,000	213,114
Maryland State Health & Higher Education, 6.00%, 7/1/39, Callable 7/1/09 @ 101	80,000	94,438

		1,046,813

General Obligations (60.2%)
Allegany County, Maryland, 4.50%, 8/1/11, Callable 8/1/08 @ 101, AMBAC	50,000	53,532
Anne Arundel County, Maryland, 5.00%, 5/15/10, Callable 5/15/09 @ 101	100,000	111,833
Anne Arundel County, Maryland, 5.25%, 3/1/11	200,000	228,908
Baltimore County, Maryland, 5.00%, 7/1/08	100,000	111,729
Baltimore County, Maryland, 7.00%, 10/15/09, MBIA	100,000	122,803
Baltimore County, Maryland, 5.00%, 8/1/11	200,000	227,304
Baltimore County, Maryland, 5.25%, 8/1/11	340,000	391,988
Baltimore County, Maryland, 5.50%, 6/1/12, Callable 6/1/11 @ 101	100,000	116,740
Calvert County, Maryland, 5.00%, 7/15/11	100,000	113,254
Carroll County, Maryland, 5.00%, 11/1/09	100,000	113,023
Frederick County, Maryland, Public Facilities, 5.00%, 12/1/04	250,000	256,558
Harford County, Maryland, 5.00%, 12/1/09	200,000	226,778
Harford County, Maryland, 4.25%, 1/15/11	100,000	108,492
Maryland State & Local Facilities, Series 2, 5.00%, 8/1/07	250,000	276,165
Maryland State & Local Facilities, Capital Improvements, Series A, 5.50%, 3/1/10	125,000	144,469
Maryland State & Local Facilities, Series 2, 5.00%, 8/1/16, Callable 8/1/13 @ 100	250,000	276,065
Maryland State, Series B, 5.00%, 7/15/08	100,000	111,805
Maryland State, 5.25%, 3/1/09	100,000	113,389
Montgomery County, Maryland, Certificates of Participation, 4.50%, 6/1/06	100,000	106,414
Montgomery County, Maryland, Series A, 5.00%, 7/1/10	150,000	169,898
Montgomery County, Maryland, Series A, 5.30%, 1/1/13, Callable 1/1/10 @ 101	100,000	114,614
Montgomery County, Maryland, 5.25%, 10/1/14, Callable 10/1/11 @ 101	100,000	113,478

	Principal Amount	Fair Value

Municipal Bonds, continued
Maryland, continued
General Obligations, continued
Montgomery County, Maryland, Series 4, 4.875%, 5/1/18, Callable 5/1/08 @ 101	$100,000	$106,132
Prince Georges County, Maryland, Series A, 5.00%, 10/1/07	250,000	276,839
Prince Georges County, Maryland, 5.125%, 10/1/08	100,000	112,512
Prince Georges County, Maryland, 5.50%, 10/1/08, FSA	55,000	62,761
Prince Georges County, Maryland, Series A, 5.00%, 10/1/11	200,000	227,190
Prince Georges County, Maryland, 5.50%, 5/15/12	100,000	116,434
Saint Mary’s County, Maryland, 5.00%, 7/1/05	100,000	104,891
Washington Suburban Sanitation District, Maryland, 5.00%, 6/1/06	100,000	107,677
Washington Suburban Sanitation District, Maryland, Sewage Disposal, 5.25%, 6/1/08	150,000	168,836
Washington Suburban Sanitation District, Maryland, 5.50%, 6/1/12, Prerefunded 6/1/04 @ 102	65,000	66,781

		4,959,292

Housing Bonds (9.3%)
Maryland State, Community Development Administration, Series A, 4.25%, 5/15/09	80,000	86,020
Maryland State, Community Development Administration, Series E, 4.35%, 9/1/09	150,000	162,730
Maryland State, Community Development Administration, Single Family Program, Series 1, 4.50%, 4/1/11, Callable 10/1/10 @ 100	150,000	161,682
Maryland State, Community Development Administration, Series A, 4.50%, 5/15/11	105,000	113,823
Maryland State, Community Development Administration, Series A, 4.65%, 9/1/12, Callable 9/1/10 @ 100	150,000	160,563
Montgomery County, Maryland, Community Housing Opportunities, Series A, 4.50%, 7/1/09, Callable 7/1/08 @ 101	75,000	81,100

		765,918

Pollution Control Bonds (5.6%)
Baltimore, Maryland, Wastewater Project, Series A, 5.625%, 7/1/30, Callable 7/1/10 @ 100, FSA	300,000	348,456
Montgomery County Solid Waste Systems, 5.00%, 6/1/13, AMBAC	100,000	113,002

		461,458

Transportation Bonds (5.9%)
Maryland State Transit Department, 4.375%, 6/15/04	160,000	161,093
Montgomery County, Maryland, Metrorail Garage Projects, 4.25%, 6/1/12	200,000	214,950
Washington, D.C., Metro Area Transportation Authority, Series B, 5.00%, 7/1/10, MBIA	100,000	113,142

		489,185

Total Maryland		7,722,666

Continued

Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds, continued
Puerto Rico (3.0%)
General Obligations (3.0%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA	100,000	$126,633
Puerto Rico Commonwealth, 5.50%, 7/1/17, XLCA	100,000	116,766

Total Puerto Rico		243,399

Total Municipal Bonds		7,966,065

	Shares	Fair Value

Investment Company (2.1%)
Federated Maryland Municipal Cash Trust	176,140	$176,140

Total Investments (Cost $8,025,226)(a) — 98.8%		8,142,205
Other assets (liabilities) — 1.2%		96,396

Net Assets — 100.0%		$8,238,601

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$126,231
Unrealized depreciation	(9,252)

Net unrealized appreciation	$116,979

AMBAC — Insured by AMBAC Indemnity Corporation.

FSA — Insured by Financial Security Assurance.

GTY AGMT — Insured by Guarantor Agreement.

MBIA — Insured by the Municipal Bond Insurance Association.

XLCA — Insured by XL Capital Assurance.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds (98.1%)
North Carolina (97.6%)
Correctional Institutions (4.4%)
North Carolina Infrastructure Financial Corp., 5.00%, 10/1/11	$3,000,000	$3,386,340
North Carolina Infrastructure Financial Corp., Series A, Certificate of Participation, 5.00%, 2/1/13	1,000,000	1,123,270
North Carolina Infrastructure Financial Corp., 5.00%, 10/1/17, Callable 10/1/13 @ 100	1,000,000	1,087,460

		5,597,070

Education Bonds (6.9%)
Appalachian State University, North Carolina, Series A, 5.125%, 5/1/17, Callable 5/1/13 @ 100, FGIC	1,000,000	1,097,880
Appalachian State University, North Carolina, Series A, 5.125%, 5/1/19 Callable 5/1/13 @ 100, FGIC	1,000,000	1,087,490
Johnston County, North Carolina, School & Museum Project, 5.50%, 8/1/10, Callable 8/1/09 @ 101, FSA	1,000,000	1,144,730
Lee County, North Carolina, Certificate of Participation, 5.00%, 4/1/16, Callable 4/1/14 @ 100, FSA	1,615,000	1,769,346
North Carolina Capital Facilities Finance Agency, 5.25%, 5/1/15, Callable 5/1/06 @ 102 (b)	2,520,862	2,564,245
North Carolina State University, Series A, 5.00%, 10/1/13	1,000,000	1,136,190

		8,799,881

General Obligation Bonds (49.7%)
Bladen County, North Carolina, 5.60%, 5/1/13, Callable 5/1/10 @ 101.5, FSA	1,150,000	1,331,355
Buncombe County, North Carolina, 5.10%, 3/1/07	1,000,000	1,095,650
Buncombe County, North Carolina, Certificate of Participation, 5.00%, 12/1/05, AMBAC	1,000,000	1,061,130
Burlington, North Carolina, Public Improvement, 5.20%, 2/1/13, Callable 2/1/10 @ 101.5, AMBAC	1,650,000	1,853,874
Burlington, North Carolina, Public Improvement, 5.20%, 2/1/16, Callable 2/1/10 @ 102, AMBAC	1,700,000	1,882,257
Cabarrus County, North Carolina, 5.30%, 2/1/11, Callable 2/1/07 @ 102, MBIA	1,000,000	1,115,920
Cabarrus County, North Carolina, Certificate of Participation, 5.25%, 2/1/12, AMBAC	1,285,000	1,459,709
Cary, North Carolina, 5.00%, 3/1/19, Callable 3/1/11 @ 102	1,500,000	1,620,195
Cary, North Carolina, Public Improvement Project, Certificate of Participation, Series A, 5.00%, 12/1/16, Callable 12/1/12 @ 100	1,550,000	1,684,974
Charlotte, North Carolina, 5.50%, 6/1/09	1,460,000	1,682,241
Charlotte, North Carolina, Certificate of Participation, Series G, 5.00%, 6/1/16, Callable 6/1/13 @ 100	1,000,000	1,087,260
Charlotte, North Carolina, Series C, 5.00%, 4/1/13	1,000,000	1,136,280

	Principal Amount	Fair Value

Municipal Bonds, continued
North Carolina, continued
General Obligation Bonds, continued
Craven County, North Carolina, 5.00%, 5/1/18, Callable 5/1/12 @ 101, AMBAC	$1,230,000	$1,334,673
Craven County, North Carolina, 5.00%, 5/1/19, Callable 5/1/12 @ 101, AMBAC	1,000,000	1,079,310
Cumberland County, North Carolina, 5.50%, 3/1/09	1,055,000	1,206,857
Currituck County, North Carolina, 5.00%, 6/1/11, AMBAC	1,050,000	1,189,472
Durham, North Carolina, 4.00%, 2/1/10	1,220,000	1,311,171
Forsyth County, North Carolina, Certificate of Participation, 5.00%, 10/1/06	1,000,000	1,083,510
Gaston County, North Carolina, 5.00%, 5/1/13, FSA	1,395,000	1,586,115
Gaston County, North Carolina, 5.00%, 5/1/14, FSA	1,000,000	1,132,850
Guilford County, North Carolina, Series B, 5.25%, 10/1/15, Callable 10/1/10 @ 102	2,000,000	2,240,420
Guilford County, North Carolina, Series C, 4.00%, 10/1/20	3,000,000	3,199,949
Guilford County, North Carolina, Public Improvement, Series B, 5.00%, 10/1/09	2,500,000	2,833,049
High Point, North Carolina, Public Improvement, Series B, 5.40%, 6/1/07	1,350,000	1,501,430
High Point, North Carolina, Public Improvement, Series B, 5.40%, 6/1/08	1,350,000	1,526,985
Iredell County, North Carolina, Certificate of Participation, 5.00%, 10/1/12, AMBAC	1,000,000	1,122,350
Iredell County, North Carolina, Certificate of Participation, 5.00%, 10/1/14, Callable 10/1/13 @ 100, AMBAC	1,000,000	1,112,650
Johnston County, North Carolina, 5.50%, 3/1/12, Callable 3/1/10 @ 101, FGIC	1,000,000	1,143,460
Mecklenburg County, North Carolina, 5.00%, 4/1/07	1,500,000	1,644,180
New Hanover County, North Carolina, Public Improvement, 5.30%, 11/1/08	1,500,000	1,703,970
North Carolina State, 5.10%, 6/1/08, Callable 6/1/06 @ 101	2,000,000	2,160,920
North Carolina State, 5.10%, 6/1/09, Callable 6/1/06 @ 101.5	1,000,000	1,084,820
North Carolina State, Public Improvement, Series A, 5.25%, 3/1/12	2,000,000	2,300,359
North Carolina State, Public Improvement, Series A, 4.75%, 3/1/11	1,000,000	1,118,090
Orange County, North Carolina, Public Improvement, 5.25%, 4/1/08	1,300,000	1,457,911
Raleigh, North Carolina, Public Improvement, Series A, 4.00%, 4/1/10	1,670,000	1,796,219
Raleigh, North Carolina, Public Improvement, Series A, 4.00%, 4/1/11	1,420,000	1,521,573
Randolph County, North Carolina, Certificate of Participation, 5.20%, 6/1/09, FSA	1,050,000	1,184,243
Randolph County, North Carolina, Certificate of Participation, 5.30%, 6/1/13, Callable 6/1/09 @ 101, FSA	1,750,000	2,003,838
Randolph County, North Carolina, Certificate of Participation, 5.75%, 6/1/22, Callable 6/1/09 @ 101	1,000,000	1,166,740

Continued

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds, continued
North Carolina, continued
General Obligation Bonds, continued
Wake County, North Carolina, 5.30%, 2/1/11, Callable 2/1/10 @ 100.5	$1,000,000	$1,133,840
Wake County, North Carolina, Series B, 4.50%, 2/1/08	1,000,000	1,090,240

		62,982,039

Health Care Bonds (21.6%)
Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System. Series A, 5.50%, 1/15/08, Callable 1/15/06 @ 102	1,720,000	1,857,686
Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System, Series A, 5.00%, 1/15/13, Callable 1/15/07 @102	2,300,000	2,493,361
Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System, Series A, 5.00%, 1/15/14, Callable 1/15/07 @ 102	1,190,000	1,281,535
Cumberland County, North Carolina, Hosptial Facilities, 5.25%, 10/1/10, Callable 10/1/09 @ 101	1,035,000	1,152,245
New Hanover County, North Carolina, Regional Medical Center Project, 5.25%, 10/1/12, Callable 10/1/09 @ 101	1,000,000	1,105,630
North Carolina Medical Care Community Hospital, Northeast Medical Center Project, 5.75%, 11/1/06, AMBAC	1,150,000	1,271,302
North Carolina Medical Care Community Health Care, Carolina Medicorp Project, 5.25%, 5/1/09, Callable 5/1/07 @ 100	1,325,000	1,432,577
North Carolina Medical Care Community Health Care, Deerfield Episcopal Retirement Project, Series A, 2.00%, 11/1/05	500,000	499,580
North Carolina Medical Care Community Health Care, Stanley Memorial Hospital, 5.45%, 10/1/08 Callable 10/1/06 @ 102, AMBAC	750,000	825,120
North Carolina Medical Care Community Hospital, 5.00%, 6/1/17, Callable 6/1/08 @ 101	250,000	265,628
North Carolina Medical Care Community Hospital, Gaston Memorial Hospital Project, 5.40%, 2/15/11, Callable 2/15/06 @ 102	525,000	565,210
North Carolina Medical Care Community Hospital, Gaston Health Care, 4.625%, 2/15/07	1,100,000	1,174,459
North Carolina Medical Care Community Hospital, Gaston Memorial Hospital Project, 5.50%, 2/15/15, Callable 2/15/06 @ 102	1,980,000	2,120,184
North Carolina Medical Care Community Hospital, Halifax Regional Medical Center, 4.60%, 8/15/07	1,795,000	1,893,671
North Carolina Medical Care Community Hospital, Pitt County Memorial Hospital, Series A, 5.00%, 12/1/07	1,625,000	1,797,461

	Principal Amount	Fair Value

Municipal Bonds, continued
North Carolina, continued
Health Care Bonds, continued
North Carolina Medical Care Community Hospital, Pitt County Memorial Hospital, Series A, 5.25%, 12/1/10, Callable 12/1/08 @ 101	$1,220,000	$1,352,992
Pitt County, North Carolina, Memorial Hospital, 5.50%, 12/1/15, Callable 12/1/05 @ 102	3,090,000	3,359,911
Wake County, North Carolina, Hospital, 5.125%, 10/1/13	2,630,000	2,977,923

		27,426,475

Transportation Bonds (1.3%)
Piedmont, North Carolina, Triad Airport Authority, Series A, 6.375%, 7/1/16, Callable 7/1/09 @ 101, FSA	1,385,000	1,627,430

Utility Bonds (13.6%)
Durham, North Carolina, Water & Sewer Utility Systems, 5.00%, 6/1/12, Callable 6/1/11 @ 101	1,000,000	1,118,840
Gastonia, North Carolina Utilities System, 5.00%, 5/1/10, MBIA	1,000,000	1,125,230
Greenville, North Carolina, Enterprise Systems, 5.50%, 9/1/10, FSA	1,455,000	1,685,152
Greenville, North Carolina, Utilities Commision, Series A, 5.60%, 9/1/20, Callable 3/1/09 @ 101, MBIA	150,000	167,769
North Carolina Eastern Municipal Power, Series A, 6.00%, 1/1/26, Callable 1/1/22 @ 100	590,000	711,947
North Carolina Municipal Power Agency, Series A, 3.00%, 1/1/05	3,000,000	3,033,390
North Carolina, Eastern Municipal Power, Series A, 5.00%, 1/1/17	580,000	644,055
North Carolina, Eastern Municipal Power, 6.40%, 1/1/21	2,265,000	2,830,072
North Carolina, Municipal Power Agency, No. 1, Catawba Electric, 5.50%, 1/1/13, AMBAC	1,610,000	1,864,106
North Carolina, Municipal Power Agency, No. 1, Catawba Electric, 5.50%, 1/1/13	1,000,000	1,157,830
Raleigh, North Carolina, Enteprise System, Series A, 5.25%, 3/1/14, Callable 3/1/07 @ 102	2,620,000	2,898,951

		17,237,342

Total North Carolina		123,670,237

Puerto Rico (0.5%)
General Obligation (0.5%)
Puerto Rico Commonwealth, Public Improvement, Series A, 5.50%, 7/1/17, XLCA	500,000	583,830

Total Municipal Bonds		124,254,067

Continued

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Shares	Fair Value

Investment Company (3.2%)
PNC North Carolina Blackrock Fund	4,117,413	$4,117,413

Total Investments (Cost $121,791,242)(a) — 101.3%		128,371,480
Other assets (liabilities) — (1.3)%		(1,650,488)

Net Assets — 100.0%		$126,720,992

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$6,661,309
Unrealized depreciation	(81,071)

Net unrealized appreciation	$6,580,238

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures has deemed these securities to be illiquid. Represents 2.0% of net assets.

AMBAC — Insured by AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FSA — Insured by Financial Security Assurance.

MBIA — Insured by the Municipal Bond Insurance Association.

XLCA — Insured by XL Capitol Assurance.

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds (97.7%)
General Obligation Bonds (43.8%)
Beaufort County, South Carolina, School District, Series C, 5.00%, 3/1/09	$500,000	$558,465
Berkeley County, South Carolina, School District, 5.375%, 4/1/09, Callable 4/1/08 @ 102, SCSDE	750,000	845,175
Berkeley County, South Carolina, School District, 5.375%, 4/1/10, Callable 4/1/08 @ 102, SCSDE	500,000	563,040
Charleston County, South Carolina, School District, 5.00%, 2/1/11	500,000	563,355
Georgetown County, South Carolina, School District, 5.50%, 3/1/08, SCSDE	500,000	562,725
Horry County, South Carolina, School District, Series A, 5.00%, 3/1/11, SCSDE	500,000	563,495
Kershaw County, South Carolina, School District, 6.125%, 2/1/16, Callable 2/1/10 @ 100, SCSDE	500,000	582,905
Lancaster County, South Carolina, School District, 5.00%, 3/1/11, Callable 3/1/10 @ 101 SCSDE	500,000	559,295
Lexington County, South Carolina, 5.00% 2/1/14, Callable 2/1/12 @ 100, FGIC	500,000	549,255
Lexington County, South Carolina, School District, 5.125%, 3/1/23, Callable 3/1/17 @ 100 SCSDE	500,000	543,750
Richland County, South Carolina, School District, Series B, 5.125%, 3/1/11, Callable 3/1/05 @ 101, MBIA	1,000,000	1,042,979
Richland County, South Carolina, School District, 4.75%, 3/1/13, FSA, SCSDE	500,000	553,235
South Carolina Educational Facilities Authority, 2.50%, 3/1/05	190,000	190,973
South Carolina, State School Facilities, Series A 5.75%, 1/1/10, State Aid Withholding	500,000	583,010
Spartanburg County, South Carolina, School District, 5.25%, 5/1/10, SCSDE	500,000	572,280
York County, South Carolina, School District, Series A, 5.00%, 3/1/11, Callable 3/1/09 @ 101, SCSDE	500,000	555,795
York County, South Carolina, School District, Series A, 5.80%, 3/1/13, Callable 3/1/09 @ 101, SCSDE, FSA	500,000	574,215

		9,963,947

Health Care Bonds (16.6%)
Florence County, South Carolina, Regional Medical Center Project, Series A, 5.25%, 11/1/11, Callable 11/1/08 @ 102, MBIA	500,000	552,215
Greenville, South Carolina, Hospital Systems, Series A, 5.25%, 5/1/06, GTY AGMT	500,000	535,005
Lexington County, South Carolina, Health Services District, 4.75%, 11/1/09	500,000	544,580
Medical University of South Carolina Facilities, 6.00%, 8/15/12	500,000	569,570
Medical University of South Carolina Facilities, 6.00%, 7/1/14, Callable 7/1/09 @ 101	200,000	235,122

	Principal Amount	Fair Value

Municipal Bonds, continued
Health Care Bonds, continued
South Carolina Jobs Economic Development Authority Hospital Facilities, Palmetto Health Alliances, Series C, 6.00%, 8/1/12	$ 250,000	$275,748
South Carolina Jobs Economic Development Authority Hospital Facilities, Anderson Area Medical Center, 5.50%, 2/1/11, Callable 2/1/09 @ 101, FSA	500,000	558,350
South Carolina Jobs Economic Development Authority Hospital Facilities, Series A, 2.75%, 4/1/05	500,000	503,075

		3,773,665

Pollution Control Bonds (3.9%)
Darlington County, South Carolina, Pollution Control, 6.60%, 11/1/10, Callable 11/1/04 @ 102, MBIA	500,000	514,610
Georgetown County, South Carolina, Pollution Control, Series A, 5.125%, 2/1/12	350,000	380,405

		895,015

Transportation Bonds (6.1%)
South Carolina, Transportation Infrastructure, 5.25%, 10/1/08, AMBAC	700,000	789,075
South Carolina, Transportation Infrastructure Series A, 5.375%, 10/1/24, Callable 10/1/09 @ 101	550,000	592,466

		1,381,541

Utility Bonds (27.3%)
Charleston, South Carolina, Waterworks & Sewer, 5.125%, 1/1/12	375,000	424,733
Charleston, South Carolina, Waterworks & Sewer, 5.25%, 1/1/14	600,000	672,378
Florence, South Carolina Waterworks & Sewer, 7.50%, 3/1/11, Callable 3/1/10 @ 101 AMBAC	590,000	741,541
Piedmont, South Carolina, Municipal Power Agency, 5.40%, 1/1/07, MBIA	500,000	548,495
Piedmont, South Carolina, Municipal Power Agency, Series A, 4.50%, 1/1/09, Callable 1/1/05 @ 100, FGIC	500,000	510,910
Rock Hill South Carolina Utility System Series A, 5.375%, 1/1/19, Callable 1/1/13 @ 100, FSA	500,000	553,810
South Carolina State Public Service Authority, Series A, 5.50%, 1/1/09, MBIA	500,000	568,210
South Carolina State Public Service Authority, Series B, 5.00%, 1/1/18, Callable 1/1/09 @ 101, MBIA	1,000,000	1,064,529
Spartanburg, South Carolina, Water Works 5.25%, 6/1/11, FSA	500,000	572,005
Western Carolina, Sewer Authority, 5.25%, 3/1/10, FSA	500,000	568,135

		6,224,746

Total Municipal Bonds		22,238,914

Continued

South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Shares	Fair Value

Investment Company (1.5%)
Federated Tax Exempt Money Market Fund	334,301	$334,301
Total Investments (Cost $21,115,793)(a) — 99.2%		22,573,215
Other assets (liabilities) — 0.8%		180,059

Net Assets — 100.0%		$22,753,274

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,457,422
Unrealized depreciation	—

Net unrealized appreciation	$1,457,422

AMBAC — Insured by AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FSA — Insured by Financial Security Assurance.

GTY AGMT — Insured by Guaranty Agreement.

MBIA — Insured by the Municipal Bond Insurance Association.

SCSDE — Insured by South Carolina School District Enhancement.

See accompanying notes to the financial statements.

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds (98.9%)
Virginia (96.8%)
Correctional Institutions (1.3%)
Riverside, Virginia, Regulation Jail Authority, 5.00%, 7/1/11, MBIA	$1,000,000	$1,125,240

Education Bonds (7.9%)
Virginia College Building Authority, 5.50%, 4/1/10	1,000,000	1,142,240
Virginia College Building Authority, Series A, 5.125%, 9/1/16, Callable 9/1/10 @ 100	750,000	824,198
Virginia State Public School Authority, Series B, 5.25%, 8/1/10, Callable 8/1/09 @ 101	1,000,000	1,144,860
Virginia State Public School Authority, Series I, 5.25%, 8/1/10	2,050,000	2,344,154
Virginia State Public School Authority, Series I, 5.00%, 8/1/11, Callable 8/1/07 @ 101	1,125,000	1,235,374

		6,690,826

General Obligation Bonds (44.0%)
Alexandria, Virginia, Public Improvement, 5.00%, 6/15/08	1,000,000	1,116,420
Arlington County, Virginia, 5.125%, 6/1/11, Callable 6/1/09 @ 100	1,000,000	1,116,540
Chesapeake, Virginia, 5.50%, 5/1/09, Callable 5/1/05 @ 102	1,950,000	2,080,436
Chesapeake, Virginia, 5.00%, 6/1/13	1,235,000	1,397,662
Danville, Virginia, 4.20%, 8/1/11, FSA	1,495,000	1,612,462
Fairfax County, Virginia, Series B, 5.50%, 12/1/07	1,000,000	1,129,020
Fairfax County, Virginia, Public Improvement, Series A, 5.00%, 6/1/09, Callable 6/1/08 @ 102	2,000,000	2,240,920
Loudoun County, Virginia, Public Improvement, Series A, 5.75%, 12/1/17, Callable 12/1/09 @ 101	2,000,000	2,350,160
Loudoun County, Virginia, Public Improvement, Series A, 5.00%, 11/1/18, Callable 11/1/12 @ 100	1,000,000	1,078,600
Manassas, Virginia, 5.25%, 1/1/11, Callable 1/1/08 @ 102	1,200,000	1,339,704
Newport News, Virginia, 5.00%, 3/1/11	2,000,000	2,225,800
Newport News, Virginia, Series A, 5.50%, 5/1/13, Callable 5/1/10 @ 102	1,845,000	2,157,967
Newport News, Virginia, Series A, 5.00%, 7/15/15, Callable 7/15/14 @ 101	850,000	954,287
Newport News, Virginia, Series B, 5.25%, 7/1/16, State Aid Withholding	2,010,000	2,301,711
Newport News, Virginia, Series B, 5.00%, 11/1/18, State Aid Withholding	1,000,000	1,087,220
Pittsylvania County, Virginia, 5.625%, 3/1/15	1,315,000	1,505,991
Richmond, Virginia, 5.25%, 1/15/09	1,500,000	1,693,335
Richmond, Virginia, Public Improvement, Series A, 5.45%, 1/15/08	1,500,000	1,679,550
Spotsylvania County, Virginia, 5.50%, 7/15/12, FSA	2,925,000	3,421,927
Virginia Beach, Virginia, Public Improvement, 5.25%, 3/1/08	1,000,000	1,117,430
Virginia Beach, Virginia, Public Improvement, 5.25%, 3/1/11, Callable 3/1/10 @ 101	3,205,000	3,618,380

		37,225,522

	Principal Amount	Fair Value

Municipal Bonds, continued
Virginia, continued
Health Care Bonds (10.8%)
Danville, Virginia, Industrial Development Authority, Regional Medical Center, 5.00%, 10/1/07, AMBAC	$1,160,000	$1,275,826
Fredericksburg, Virginia, Industrial Development Authority, Hospital Facilities Revenue, Medicorp Health Systems, 5.00%, 8/15/08	1,430,000	1,564,492
Norfolk, Virginia, Industrial Development Authority, Daughters Charity Hospital, 6.50%, 12/1/07, Callable 6/1/04 @ 101	800,000	814,696
Virginia Beach, Virginia, Industrial Development Authority, Sentara Health Systems, 5.25%, 11/1/09, Callable 11/1/08 @ 101, MBIA	1,000,000	1,118,660
Virginia Biotechnology Research Authority Lease Revenue, Biotech Two Project, 5.15%, 9/1/10	1,100,000	1,194,897
Virginia Biotechnology Research Authority Lease Revenue, Biotech Two Project, 5.25%, 9/1/12, Callable 9/1/06 @ 101	1,500,000	1,632,930
Winchester, Virginia, Industrial Development Authority, Winchester Medical Center, 5.25%, 1/1/06, Callable 5/10/04 @ 102, AMBAC	1,500,000	1,534,485

		9,135,986

Housing Bonds (7.2%)
Suffolk, Virginia Redevelopment & Housing Authority, 4.85%, 7/1/31	1,000,000	1,099,170
Virginia State Public Building Authority, Series A, 5.00%, 8/1/15, Callable 8/1/12 @100	1,415,000	1,552,184
Virginia State Public Building Authority, Series A, 5.00%, 8/1/20, Callable 8/1/11 @ 100	1,000,000	1,056,150
Virginia State Residential Authority Infrastructure, Virginia Pooled Financing Project, 5.00%, 11/1/15, Callable 11/1/13 @ 100	2,145,000	2,379,170

		6,086,674

Transportation Bonds (15.2%)
Chesapeake Bay Bridge & Tunnel, Virginia, 5.50%, 7/1/06, Callable 7/1/05 @ 102, FGIC	2,400,000	2,563,608
Chesapeake Bay Bridge & Tunnel, Virginia, 5.25%, 7/1/19, Callable 7/1/05 @ 102, MBIA	1,075,000	1,139,199
Fairfax County, Virginia, Economic Development Authority, 1st Series, 5.25%, 9/1/10, Callable 9/1/09 @ 102	1,000,000	1,138,440
Northern Virginia Community Commuter Rail, 5.375%, 7/1/14	1,000,000	1,132,320
Virginia Commonwealth Transportation Board, 5.75% 5/15/09	1,035,000	1,197,371
Virginia Commonwealth Transportation Board, 5.00%, 9/27/12	2,000,000	2,257,200
Virginia Commonwealth Transportation Board, 5.50%, 5/15/15, Callable 5/15/09 @101	1,185,000	1,337,415
Virginia State Transportation Board, Transportation Contract Revenue, Series A, 5.125%, 5/15/12, Callable 5/15/06 @ 101	2,000,000	2,154,880

		12,920,433

Continued

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds, continued
Virginia, continued
Urban and Community Development (2.8%)
Hampton Virginia, Museum Project, 5.00%, 1/1/13	$ 250,000	$273,895
Loudoun County, Virginia, Industrial Development Authority, Government Center Project 5.00%, 3/1/19, Callable 3/1/13 @ 100	1,000,000	1,072,020
Virginia Gateway Community Development Authority, 6.375%, 3/1/30, Callable 3/1/13 @ 102(b)	1,000,000	1,010,500

		2,356,415

Utility Bonds (7.6%)
Chesterfield County, Virginia, Pollution Control Authority, 5.50%, 10/1/09, Callable 11/8/06 @ 101	2,500,000	2,684,950
Henrico County, Virginia, Water & Sewer, 5.25%, 5/1/11, Callable 5/1/09 @ 102	1,310,000	1,471,903
Loudoun County, Virginia, Water & Sewer, 5.75%, 1/1/11, FSA	1,000,000	1,168,190
Norfolk, Virginia, Water Revenue, 5.125%, 11/1/11, Callable 11/1/08 @ 101, FSA	1,030,000	1,150,489

		6,475,532

Total Virginia		82,016,628

	Shares or Principal Amount	Fair Value

Municipal Bonds, continued
Washington DC (2.1%)
Transportation Bonds (2.1%)
Washington DC, Metropolitan Transportation Authority, 6.00%, 7/1/09, FGIC	$1,500,000	$1,763,190

Total Municipal Bonds		83,779,818

Investment Company (0.9%)
PNC Virginia Blackrock Fund	726,688	726,688

Total Investments (Cost $79,116,383)(a) — 99.8%		84,506,506
Other assets (liabilities) — 0.2%		195,690

Net Assets — 100.0%		$84,702,196

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$5,413,084
Unrealized depreciation	(22,961)

Net unrealized appreciation	$5,390,123

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents 1.2% of net assets.

AMBAC — Insured by AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FSA — Insured by Financial Security Assurance.

MBIA — Insured by the Municipal Bond Insurance Association.

See accompanying notes to the financial statements.

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds (97.8%)
Commission Bonds (7.4%)
Harrison County, West Virginia, Building Commission, 5.15%, 4/1/18, Callable 4/1/08 @ 102, AMBAC	$1,000,000	$1,053,980
West Virginia State Building Commission, Series A, 5.25%, 7/1/09, Callable 7/1/07 @ 102, MBIA	1,000,000	1,113,420
West Virginia State Building Commission, Series A, 5.25%, 7/1/10, AMBAC	2,000,000	2,274,160
Wood County, West Virginia, Building Commission, 6.875%, 1/1/08, Callable 7/1/04 @ 100	1,280,000	1,492,198

		5,933,758

Education Bonds (17.2%)
West Virginia Higher Education, Series A, 5.00%, 4/1/10, MBIA	500,000	561,540
West Virginia Higher Education, Series A, 5.00%, 4/1/11, MBIA	2,000,000	2,251,539
West Virginia Higher Education, Series A, 5.00%, 4/1/12, MBIA	2,000,000	2,247,060
West Virginia School Building Authority, 6.00%, 7/1/08, Callable 7/1/07 @ 102, AMBAC	500,000	569,425
West Virginia School Building Authority, 5.30%, 7/1/09, Callable 7/1/07 @ 102, AMBAC	1,000,000	1,114,980
West Virginia School Building Authority, 5.40%, 7/1/10, Callable 7/1/07 @ 102, AMBAC	750,000	838,568
West Virginia University, 5.75%, 4/1/16, Callable 4/1/06 @ 101, AMBAC	1,000,000	1,082,980
West Virginia University, Series A, 5.00%, 4/1/08, MBIA	500,000	553,530
West Virginia University, Series A, 5.50%, 4/1/10, MBIA	1,405,000	1,616,537
West Virginia University, Series A, 5.50%, 4/1/11, MBIA	1,485,000	1,718,338
West Virginia University, Series A, 5.25%, 4/1/13, Callable 4/1/08 @ 102, AMBAC	1,125,000	1,261,069

		13,815,566

General Obligation Bonds (17.7%)
Kanawha County, West Virginia, Board of Education, 4.70%, 5/1/08, MBIA	2,020,000	2,217,819
Ohio County, West Virginia, Board of Education, 5.00%, 6/1/13, Callable 6/1/08 @ 102, MBIA	800,000	881,688
West Virginia State, 5.50%, 6/1/09, FSA	3,000,000	3,437,790
West Virginia State, 5.50%, 6/1/10, FSA	1,500,000	1,731,900
West Virginia State, 5.25%, 6/1/12, Callable 6/1/08 @ 101, FGIC	800,000	892,280
West Virginia State, Series D, 5.25%, 11/1/12, Callable 11/1/06 @ 102, FGIC	1,495,000	1,647,355
West Virginia State, 5.75%, 6/1/14, Callable 6/1/09 @ 101	2,000,000	2,297,860
West Virginia State, 5.75%, 6/1/15, Callable 6/1/09 @ 101	1,000,000	1,140,220

		14,246,912

	Principal Amount	Fair Value

Municipal Bonds, continued
Health Care Bonds (14.1%)
Logan County, West Virginia, Logan County Health, 8.00%, 12/1/16	$ 690,000	$948,778
South Charleston, West Virginia, 5.50%, 10/1/09, Callable 10/1/04 @ 100, MBIA	520,000	521,607
Weirton, West Virginia, Municipal Hospital Building, Series A, 5.25%, 12/1/11	2,580,000	2,747,854
West Virginia State Hospital Finance Authority, 5.60%, 1/1/05, AMBAC	200,000	204,740
West Virginia State Hospital Finance Authority, 5.90%, 1/1/06, Callable 1/1/05 @ 100, MBIA	680,000	682,326
West Virginia State Hospital Finance Authority, 5.00%, 6/1/09, FSA	1,655,000	1,843,024
West Virginia State Hospital Finance Authority, 5.00%, 8/1/09, Callable 8/1/07 @ 100, FSA	800,000	863,024
West Virginia State Hospital Finance Authority, 6.00%, 9/1/12, Callable 9/1/10 @ 101	590,000	668,736
West Virginia State Hospital Finance Authority, Series A, 6.50%, 9/1/16	455,000	573,623
West Virginia State Hospital Finance Authority, 6.10%, 1/1/18, Callable 1/1/05 @100, MBIA	1,300,000	1,304,628
West Virginia State Hospital Finance Authority, 5.50%, 3/1/22, Callable 3/1/14 @ 100	970,000	1,001,389

		11,359,729

Housing Bonds (4.0%)
Cabell, Putnam & Wayne Counties, West Virginia, Single Family Residential Mortgage, 7.375%, 4/1/11, FGIC	580,000	725,626
Webster County, West Virginia, Housing Development Corporate Mortgage, 6.50%, 4/1/18, Callable 10/1/04 @ 101, FHA	1,010,000	1,031,543
West Virginia State Housing Development Fund, Series E, 3.25%, 5/1/06	440,000	454,384
West Virginia State Housing Development Fund, Series A, 5.60%, 5/1/16, Callable 5/1/06 @ 102	985,000	1,031,837

		3,243,390

Pollution Control Bonds (6.5%)
Marshall County, West Virginia, Pollution Control, 5.45%, 7/1/14, Callable 1/1/05 @ 101, MBIA	950,000	972,031
Monongalia County, West Virginia, Pollution Control, 5.95%, 4/1/13, Callable 4/1/04 @ 101, MBIA	2,000,000	2,027,400
Pleasants County, West Virginia, Pollution Control, Series C, 6.15%, 5/1/15, Callable 5/1/05 @ 102, AMBAC	1,100,000	1,176,439
Pleasants County, West Virginia, Pollution Control, Series C, 6.15%, 5/1/15, Callable 5/1/05 @ 102, AMBAC, MBIA	1,000,000	1,069,490

		5,245,360

Transportation Bonds (22.0%)
Charleston, West Virginia, Series A, 7.00%, 6/1/16, Callable 12/1/04 @ 102, LOC — Bank One West Virginia	580,000	613,199

Continued

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Principal Amount	Fair Value

Municipal Bonds, continued
Transportation Bonds, continued
Charleston, West Virginia, Urban Renewal Authority, 5.25%, 12/15/18, Callable 12/15/09 @ 103, FSA	$1,060,000	$1,160,350
West Virgina Economic Development Authority, Series A, 5.50%, 6/1/14, Callable 6/1/12 @ 101, MBIA	1,000,000	1,145,840
West Virginia Economic Development Authority, Series A, 5.50%, 6/1/12, MBIA	2,000,000	2,320,100
West Virginia Economic Development Authority, Series A, 5.50%, 6/1/15, Callable 6/1/12 @ 101, MBIA	1,000,000	1,137,020
West Virginia Economic Development Authority, Series A, 5.00%, 10/1/15, Callable 10/1/11 @ 101	1,250,000	1,359,938
West Virginia Economic Development Authority, Series A, 5.50%, 6/1/18, Callable 6/1/12 @ 101, MBIA	1,000,000	1,124,200
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/10	750,000	823,635
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/11	785,000	858,586
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/12	815,000	887,168
West Virginia State Parkways Economic Development and Tourism Authority, 5.00%, 5/15/09, FGIC	560,000	627,189
West Virginia State Parkways Economic Development and Tourism Authority, 5.00%, 5/15/10, FGIC	2,055,000	2,310,868

	Shares or Principal Amount	Fair Value

Municipal Bonds, continued
Transportation Bonds, continued
West Virginia State Parkways Economic Development and Tourism Authority, 5.25%, 5/15/12, FGIC	$1,000,000	$1,141,960
West Virginia State Parkways Economic Development and Tourism Authority, 5.25%, 5/15/19, FGIC	2,000,000	2,266,900

		17,776,953

Utility Bonds (8.9%)
Farimont, West Virginia, Waterworks, 5.375%, 7/1/13, Callable 7/1/07 @ 102, MBIA	680,000	759,771
Harrison County, West Virginia, County Commission Solid Waste Disposal, 6.30%, 5/1/23, Callable 5/1/03 @ 102, AMBAC	860,000	880,330
Parkersburg, West Virginia, Waterworks & Sewer Systems, 5.80%, 9/1/19, Callable 9/1/06 @ 102, FSA	2,660,000	2,946,615
West Virginia State Water Development Authority, Series A, 5.50%, 11/1/18, Callable 11/1/09 @ 102, AMBAC	1,000,000	1,120,880
West Virginia State Water Development Authority, Series B, 5.00%, 11/1/12, AMBAC	1,275,000	1,436,441

		7,144,037

Total Municipal Bonds		78,765,705

Investment Company (0.8%)
Federated Tax Exempt Money Market Fund	649,287	649,287

Total Investments (Cost $74,966,033)(a) — 98.6%		79,414,992
Other assets (liabilities) — 1.4%		1,121,459

Net Assets — 100.0%		$80,536,451

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax income purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$4,448,959
Unrealized depreciation	—

Net unrealized appreciation	$4,448,959

AMBAC — Insured by AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FHA — Insured by the Federal Housing Administration.

FSA — Insured by Financial Security Assurance.

MBIA — Insured by the Municipal Bond Insurance Association.

LOC — Line of Credit.

See accompanying notes to the financial statements.

Prime Money Market Fund

Schedule of Portfolio Investments	March 31, 2004
(Unaudited)

	Principal Amount	Amortized Cost

Certificates of Deposit (10.4%)
Banking (10.4%)
Bayerische Hypotheken-und Vereinsbank, 1.08%, 4/12/04	$ 5,000,000	$5,000,000
BNP Paribas, 1.14%, 7/26/04,	5,000,000	4,999,801
Credit Agricole Indosuez, 1.33%, 4/26/04	2,000,000	1,999,986
Credit Agricole Indosuez, 1.24%, 8/4/04	5,000,000	4,999,829
Credit Agricole Indosuez, 1.225%, 12/31/04	2,000,000	2,001,563
Deutsche Bank AG, 1.25%, 12/29/04	6,500,000	6,502,035
Mercantile Safe Deposit & Trust Co., 1.25%, 6/1/04	10,000,000	10,000,000
Regions Bank, Alabama, 1.23%, 7/29/04	3,200,000	3,200,000
Regions Bank, Alabama, 1.16%, 10/15/04	4,000,000	4,000,000
Royal Bank Of Canada, Montreal, 1.40%, 2/8/05	12,000,000	12,000,000
Svenska Handelsbanken, Stockholm, 1.25%, 4/13/04	5,000,000	4,999,984
U.S. Bank NA, Minneapolis, 1.28%, 1.28%, 2/23/05	5,000,000	4,999,328
Washington Mutual Bank, 1.06%, 5/10/04	25,000,000	24,999,729
Washington Mutual Bank, 1.07%, 5/11/04	10,000,000	10,000,000
Washington Mutual Bank, 1.06%, 6/7/04	8,000,000	8,000,000

Total Certificates of Deposit		107,702,255

Commercial Paper (24.1%)
Banking (10.3%)
Bank Of Ireland, 1.16%, 10/22/04**(b)	4,900,000	4,867,791
Bavaria TRR, (SWP Bayerische Hypotheken-und), 1.05%, 4/12/04**(b)	10,000,000	9,996,792
Bavaria TRR (SWP Bayerische Hypotheken-und), 1.07%, 4/15/04**(b)	24,000,000	23,990,012
Blue Spice LLC, (SWP Deutsche Bank AG) 1.05%, 6/17/04**(b)	4,000,000	3,991,017
Citicorp, 1.05%, 4/26/04**	10,000,000	9,992,708
Citicorp, 1.05%, 4/29/04**	5,000,000	4,995,917
Citicorp, 1.05%, 5/6/04**	11,000,000	10,988,770
Danske Corporation, Inc., 1.12%, 7/22/04**	10,450,000	10,413,588
Depfa Bank PLC, 1.13%, 4/5/04**	2,000,000	1,999,749
Depfa Bank PLC, 1.05%, 6/18/04**	2,000,000	1,995,428
Depfa Bank PLC, 1.15%, 6/22/04**	5,000,000	4,986,903
Fountain Square Commercial Funding Corp., (SA Fifth Third Bank) 1.06%, 8/9/04**(b)	2,000,000	1,992,344
Huntington National Bank, 1.20%, 4/30/04**	1,000,000	999,033
KBC Financial Products International Ltd., (KBC Bank NV) 1.07%, 7/19/04**	10,000,000	9,967,451
Westdeutsche Landesbank Girozentrale, 1.06%, 5/3/04**	5,000,000	4,995,311

		106,172,814

Financial Services Auto (2.1%)
Daimler Chrysler NA Holding Corp., 1.31%, 4/5/04**	500,000	499,927
Daimler Chrysler NA Holding Corp., 1.28%, 4/12/04**	7,000,000	6,997,262
Daimler Chrysler NA Holding Corp., 1.19%, 6/4/04**	3,000,000	2,993,653

	Principal Amount	Amortized Cost

Commercial Paper, continued
Financial Services Auto, continued
FCAR Auto Loan Trust, 1.05%, 5/4/04**(b)	$10,000,000	$9,990,376
GMAC Residential Holding Corp., 1.70%, 7/1/04**	1,000,000	1,000,000

		21,481,218

Financial Services — Commercial (5.1%)
CIT Group, Inc., 1.05%, 4/13/04**	5,000,000	4,998,250
CIT Group, Inc., 1.05%, 4/14/04**	5,000,000	4,998,104
CIT Group, Inc., 1.5%, 4/21/04**	7,000,000	6,995,917
CIT Group, Inc., 1.06%, 4/28/04**	5,000,000	4,996,025
Paradigm Funding, 1.05%, 4/23/04**(b)	20,000,000	19,987,167
Paradigm Funding, 1.05%, 10/28/04(b)	10,000,000	10,000,000

		51,975,463

Financial Services — Equipment (1.0%)
John Deere Credit, Ltd., (GTD John Deere Capital Corp.) 1.11%, 5/21/04**	10,000,000	9,984,583

Financial Securities (3.7%)
Georgetown Funding LLC, 1.06%, 4/6/04**(b)	22,000,000	21,996,761
Grampian Funding LLC, 1.06%, 9/7/04**(b)	5,000,000	4,976,592
K2 (USA) LLC, (GTD K2 Corp.) 1.16%, 5/17/04**(b)	2,000,000	1,997,036
Lake Constance Funding LLC, 1.05%, 6/14/04**(b)	10,000,000	9,978,417

		38,948,806

Food and Beverage (1.9%)
General Mills, Inc., 1.12%, 4/23/04**	1,000,000	999,316
General Mills, Inc., 1.09%, 5/17/04**	9,000,000	8,987,465
Safeway, Inc., 1.09%, 6/3/04**(b)	10,000,000	9,980,925

		19,967,706

Total Commercial Paper		248,530,590

U.S. Government Agencies (2.2%)
Federal Home Loan Bank (0.5%)
1.47%, 2/28/05, Callable 8/5/04 @ 100	3,000,000	3,000,000
1.36%, 4/1/05, Callable 9/8/04 @ 100	2,000,000	2,000,000

		5,000,000

Federal Home Loan Mortgage Corp. (1.1%)
1.405%, 11/15/04	5,000,000	5,000,000
1.45%, 11/16/04	2,000,000	2,000,000
3.875%, 2/15/05	4,000,000	4,088,339

		11,088,339

Federal National Mortgage Assoc. (0.6%) 1.50%, 11/16/04, Callable 4/22/04 @ 100	6,000,000	6,000,000

Total U.S. Government Agencies		22,088,339

Corporate Bonds (10.0%)
Asset Backed Securities (0.5%)
Daimler Chrysler Auto Trust, 2003-B A1, 1.14%, 12/8/04	2,022,253	2,022,253
WFS Financial Owner Trust 2003-4 A1, 1.14%, 11/22/04	3,253,935	3,253,935

		5,276,188

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued	March 31, 2004
(Unaudited)

	Principal Amount	Amortized Cost

Corporate Bonds, continued
Banking (1.2%)
Bank of America, 6.625%, 6/15/04	$ 7,335,000	$7,417,350
U.S. Bank NA, Cincinnati, 1.20%, 12/30/04	4,600,000	4,600,000

		12,017,350

Chemicals (1.5%)
Dupont Teijin Films U.K. Limited, (GTD DuPont de nemours & Co.) 1.22%, 5/28/04	15,000,000	15,000,000

Financial Services — Auto (0.9%)
General Motors Acceptance Corp., (GTD General Motors Acceptance Corp.) 1.65%, 4/1/04**	9,700,000	9,700,000

Financial Securities (4.9%)
Beta Finance, Inc., (GTD Beta Finance Corp.) 1.43%, 8/16/04(b)	5,000,000	5,000,000
Beta Finance, Inc., (GTD Beta Finance Corp.) 1.30%, 10/25/04(b)	13,800,000	13,800,000
Beta Finance, Inc., (GTD Beta Finance Corp.) 1.43%, 10/27/04(b)	3,500,000	3,499,600
Beta Finance, Inc., (GTD Beta Finance Corp.) 1.295%, 1/24/05(b)	4,500,000	4,499,817
K2 (USA) LLC, 1.08%, 4/11/05(b)	8,000,000	8,003,304
Paradigm Funding LLC, 1.05%, 9/1/04(b)	8,000,000	8,000,000
Paradigm Funding, LLC, 1.05%, 10/22/04(b)	8,000,000	8,000,000

		50,802,721

Pharmaceuticals (0.3%)
Merek & Co., 4.48%, 2/22/05(b)	3,000,000	3,085,352

Restaurants (0.2%)
McDonald’s Corp., 4.545%, 3/7/05(b)	2,000,000	2,057,352

Telecommunications (0.5%)
SBC Communications, Inc., 4.18%, 6/5/04	5,000,000	5,025,938

Total Corporate Bonds		102,964,901

Variable Rate Notes (34.4%)*
Banking & Financial Services (21.4%)
Anchor Holdings LLC, Series 2000, (LCD U.S. Bank NA) 1.14%, 4/1/04	1,875,000	1,875,000
Bartlett, Illinois, Series 2000, 1.16%, 4/7/04	5,000,000	5,000,000
Becker, Minnesota Pollution Control, (SWP Bank of New York) 1.22%, 4/7/04	8,700,000	8,700,000
Blue Heron Funding Ltd., Class A2, (GTD WestLB AG) 1.10%, 4/21/04(c)	5,000,000	5,000,000
Blue Heron Funding Ltd., Series 3A, (GTD WestLB AG) 1.10%, 4/29/04(c)	30,000,000	30,000,000
Christian Life Assembly of the Assemblies of God, Series 2003, (LCD Fulton Bank) 1.24%, 4/1/04	3,400,000	3,400,000

	Principal Amount	Amortized Cost

Variable Rate Notes, continued
Banking & Financial Services, continued
Gainesville & Hall Counties, Georgia Development Authority, (LCD Suntrust Bank) 1.12%, 4/7/04	$ 6,400,000	$6,400,000
Guilford Capital, LLC, Series 2002-A, (LCD Regions Bank, Alabama) 1.292%, 4/1/04	1,725,000	1,725,000
H.C. Equities, (LCD Wachovia Bank NA) 1.09%, 4/1/04	4,965,000	4,965,000
HBOS Treasury Services, PLC, 1.09%, 4/2/04	25,000,000	25,000,000
HBOS Treasury Services, PLC, 1.10%, 6/24/04	10,000,000	10,000,000
HBOS Treasury Services, PLC, 1.13%, 4/19/04(b)	4,500,000	4,500,948
HBOS Treasury Services, PLC, 1.14%, 5/20/04	8,000,000	8,000,000
Holmes Financing PLC, 1.05%, 4/15/04	1,250,000	1,250,000
Indian Hills Country Club, (LCD Amsouth Bank NA, Birmingham) 1.19%, 4/1/04	3,540,000	3,540,000
JW Harris Company, Inc., (LCD Fifth Third Bank, Cincinnati), 1.12%, 4/1/04	3,960,000	3,960,000
Maryland State Economic Development Corp., (LCD Manufacturers & Traders Trust Co.) 1.24%, 4/6/04	7,000,000	7,000,000
Monet Trust, 2000-1, (SWP Dresdner Bank AG) 1.18%, 6/28/04(c)	25,000,000	25,000,000
Monet Trust, 2000-1, (SWP Dresdner Bank AG) 1.24%, 6/28/04(c)	5,000,000	5,000,000
New Keibler Thompson Co., Series 2000, (LCD Manufacturers & Traders Trust Co.) 1.24%, 4/2/04	9,570,000	9,570,000
Quality Synthetic Rubber Co., Series 2000, (LCD U.S. Bank NA) 1.14%, 4/1/04	1,000,000	1,000,000
Seven Hills School, Series 2000, (LCD Fifth Third Bank, Cincinnati) 1.12%, 4/1/04	1,225,000	1,225,000
Societe Generale, 1.03%, 4/12/04	5,000,000	4,998,779
Spira Millenium LLC, Series 2001, (LCD Fleet National Bank) 1.15%, 4/1/04	3,900,000	3,900,000
Spira Millenium LLC, Series 2001, (LCD Fleet National Bank) 1.19%, 4/1/04	6,900,000	6,900,000
Stone Creek LLC, Series 2001, (LCD Columbus Bank and Trust Co.) 1.10%, 4/1/04	14,485,000	14,485,000
Vestavia Hills Baptist, 1.19%, 4/1/04	3,200,000	3,200,000
Wells Fargo & Co., 1.12%, 4/2/04	6,000,000	6,000,000
Wells Fargo & Co., 1.16%, 4/14/04	3,000,000	3,000,000
World Wildlife Fund, Inc., Series 2000 B, (INS AMBAC Financial Group, Inc.) 1.11%, 4/1/04	4,935,000	4,935,000
YSR LLC, 1.19%, 4/1/04	2,139,000	2,139,000

		221,668,727

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued	March 31, 2004

(Unaudited)

	Principal Amount	Amortized Cost

Variable Rate Notes, continued
Broker (3.4%)
Merrill Lynch & Company, Inc., 1.10%, 4/6/04	$10,000,000	$10,000,000
Merrill Lynch & Company, Inc., 1.215%, 4/12/04(b)	12,000,000	12,000,000
Morgan Stanley, 1.10%, 4/6/04	8,000,000	8,000,000
Morgan Stanley, 1.10%, 4/27/04	5,000,000	5,000,000

		35,000,000

Federal Home Loan Mortgage Corp. (2.6%) 1.085%, 6/9/04	27,000,000	27,000,000

Financial Services Commercial (1.4%)
General Electric Capital Corp., 1.18%, 4/12/04(b)	7,000,000	7,000,000
General Electric Capital Corp., 1.23%, 4/17/04(b)	7,000,000	7,000,000

		14,000,000

Financial Securities (3.2%)
Beta Finance Inc., 1.065%, 4/13/04(b)	2,000,000	1,999,994
Beta Finance Inc., 1.055%, 4/5/04(b)	4,000,000	3,999,932
K2 (USA) LLC,, 1.065%, 5/10/04(b)	5,000,000	5,000,000
K2 (USA) LLC, 1.06%, 4/2/04(b)	5,000,000	4,999,747
K2 (USA) LLC, 1.055%, 4/5/04(b)	10,000,000	9,998,732
Sigma Finance, Inc., (GTD Sigma Finance Corp.) 1.05%, 4/19/04(b)	7,000,000	6,999,949

		32,998,354

Insurance (2.4%)
Allstate Life Insurance Co., 1.32%, 6/2/04(c)	2,000,000	2,000,000
General Electric Capital Assurance Co., 1.25%, 5/10/04(c)	5,000,000	5,000,000
Jackson National Life Insurance Co., 1.18%, 4/22/04(c)	3,000,000	3,000,000
Metropolitan Life Insurance Co., 1.39%, 5/3/04(c)	5,000,000	5,000,000
New York Life Insurance Co., 1.22%, 5/27/04(c)	5,000,000	5,000,000
Travelers Insurance Co., 1.27%, 1.27%, 5/20/04(c)	5,000,000	5,000,000

		25,000,000

Total Variable Rate Notes		355,667,081

	Principal Amount	Amortized Cost

Collateralized Loan Agreements (14.5%)
Bear Stearns Companies, Inc., 1.21%, dated 3/31/04 maturing 4/1/04, with maturity value of $25,000,842 (collateralized fully by various U.S. Government Agencies)	$25,000,000	$25,000,000
Goldman Sachs Group, Inc., 1.21%, dated 3/31/04 maturing 4/1/04, with maturity value of $15,000,505 (collateralized fully by various U.S. Government Agencies)	15,000,000	15,000,000
Greenwhich Capital Marketing, 1.19%, dated 3/31/04 maturing 4/1/04, with maturity value of $25,000,827 (collateralized fully by various U.S. Government Agencies)	25,000,000	25,000,000
HSBC, 1.16%, dated 3/31/04 maturing 4/1/04, with maturity value of $40,001,289, (collateralized fully by various U.S. Government Agencies)	40,000,000	40,000,000
Lehman Brothers Holdings, Inc, 1.21%, dated 3/31/04 maturing 4/1/04, with maturity value of $20,000,674 (collateralized fully by various U.S. Government Agencies)	20,000,000	20,000,000
Merrill Lynch, 1.21%, dated 3/31/04 maturing 4/1/04, with maturity value of $25,000,842 (collateralized fully by various U.S. Government Agencies)	25,000,000	25,000,000

Total Collateralized Loan Agreements		150,000,000

Repurchase Agreements (4.4%)
Countrywide Securities, 1.09%, dated 3/31/04 maturing 4/1/04, with maturity value of $45,986,392 (collateralized fully by various U.S. Government Agencies)	45,985,000	45,985,000

Total Repurchase Agreements		45,985,000

Total Investments (Amortized Cost $1,032,938,166)(a) — 100.0%		1,032,938,166
Other assets (liabilities) — 0.0%		484,404

Net Assets — 100.0%		$1,033,422,570

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be liquid.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents 8.7% of net assets.
*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is the rate in effect as of March 31, 2004. The maturity date reflected is the next reset date.
**	Discount note. Rate disclosed represents the effective yield at March 31, 2004.

GTD — Guaranteed

INS — Insurance

LCD — Letter of Credit

LIQ — Liquidity Agreement

PLC — Public Limited Company

SA — Support Agreement

SWP — Swap

LLC — Limited Liability Company.

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Principal Amount	Amortized Cost

U.S. Treasury Bills* (25.0%)
0.97%, 4/1/04	$ 50,000,000	$50,000,000
0.94%, 4/22/04	50,000,000	49,972,693
0.95%, 6/10/04	50,000,000	49,907,211
0.95%, 7/22/04	50,000,000	49,852,036
0.98%, 8/12/04	50,000,000	49,819,526
0.97%, 9/9/04	50,000,000	49,783,231

Total U.S. Treasury Bills		299,334,697

U.S. Treasury Notes (23.1%)
3.375%, 4/30/04	50,000,000	50,092,322
3.25%, 5/31/04	50,000,000	50,178,155
2.875%, 6/30/04	50,000,000	50,218,861
2.25%, 7/31/04	50,000,000	50,179,859
2.125%, 8/31/04	50,000,000	50,219,741
1.875%, 9/30/04	25,000,000	25,106,835

Total U.S. Treasury Notes		275,995,773

	Principal Amount	Amortized Cost

Repurchase Agreements (51.8%)
Bank of America, 0.93%, dated 3/31/04, maturing 4/1/04, with maturity value of $165,004,263 (Collateralized fully by U.S. Treasury Bills)	$165,000,000	$165,000,000
First Boston, 1.00%, dated 3/31/04, maturing 4/1/04, with maturity value of $178,729,211 (Collateralized fully by U.S. Treasury Bills)	178,724,246	178,724,246
Goldman Sachs, 0.98%, dated 3/31/04, maturing 4/1/04, with maturity value of $125,003,403 (Collateralized fully by U.S. Treasury Notes)	125,000,000	125,000,000
Lehman Brothers, 0.99%, dated 3/31/04, maturing 4/1/04, with maturity value of $100,002,750 (Collateralized fully by U.S. Treasury Bills)	100,000,000	100,000,000
Merrill Lynch, 0.92%, dated 3/31/04, maturing 4/1/04, with maturity value of $50,001,278 (Collateralized fully by U.S. Treasury Notes)	50,000,000	50,000,000

Total Repurchase Agreements		618,724,246

Total Investments (Amortized Cost $1,194,054,716)(a) — 99.9%		1,194,054,716
Other assets (liabilities) — 0.1%		989,267

Net Assets — 100.0%		$1,195,043,983

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Discount note. Rate disclosed represents the effective yield at March 31, 2004.

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Shares	Fair Value

Investment Companies (100.3%)
BB&T Intermediate Corporate Bond Fund — Institutional Class	1,100,372	$11,906,020
BB&T Intermediate U.S. Government Fund — Institutional Class	2,077,192	21,768,973
BB&T International Equity Fund — Institutional Class	616,872	5,107,700
BB&T Large Company Growth Fund — Institutional Class(b)	1,023,693	8,895,895
BB&T Large Company Value Fund — Institutional Class	770,224	13,163,136
BB&T Mid Cap Growth Fund — Institutional Class(b)	138,708	1,614,562
BB&T Mid Cap Value Fund — Institutional Class	160,279	2,447,466

	Shares	Fair Value

Investment Companies, continued
BB&T Short U.S. Government Fund — Institutional Class	599,736	$5,925,392
BB&T Small Company Growth Fund — Institutional Class(b)	78,607	1,032,116
BB&T Small Company Value Fund — Institutional Class	117,253	1,584,090
BB&T U.S. Treasury Money Market Fund — Institutional Class	3,511,124	3,511,124

Total Investment Companies		76,956,474

Total Investments in Affiliates (Cost $73,447,504)(a) — 100.3%		76,956,474
Other assets (liabilities) — (0.3)%		(202,006)

Net Assets — 100.0%		$76,754,468

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$3,508,970
Unrealized depreciation	—

Net unrealized appreciation	$3,508,970

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Shares	Fair Value

Investment Companies (100.1%)
BB&T Intermediate Corporate Bond Fund — Institutional Class	493,151	$5,335,894
BB&T Intermediate U.S. Government Fund — Institutional Class	930,861	9,755,418
BB&T International Equity Fund — Institutional Class	827,151	6,848,810
BB&T Large Company Growth Fund — Institutional Class(b)	1,373,520	11,935,888
BB&T Large Company Value Fund — Institutional Class	1,033,442	17,661,523
BB&T Mid Cap Growth Fund — Institutional Class(b)	186,035	2,165,446
BB&T Mid Cap Value Fund — Institutional Class	215,062	3,284,004

	Shares	Fair Value

Investment Companies, continued
BB&T Short U.S. Government Fund — Institutional Class	268,713	$2,654,886
BB&T Small Company Growth Fund — Institutional Class(b)	105,360	1,383,377
BB&T Small Company Value Fund — Institutional Class	157,318	2,125,370
BB&T U.S. Treasury Money Market Fund — Institutional Class	4,174,621	4,174,621

Total Investment Companies		67,325,237

Total Investments In Affiliates (Cost $66,620,725)(a) — 100.1%		67,325,237
Other assets (liabilities) — (0.1)%		(23,570)

Net Assets — 100.0%		$67,301,667

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,936,842
Unrealized depreciation	(1,232,330)

Net unrealized appreciation	$704,512

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Capital Manager Growth Fund

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Shares	Fair Value

Investment Companies (99.9%)
BB&T Intermediate Corporate Bond Fund — Institutional Class	158,664	$1,716,739
BB&T Intermediate U.S. Government Fund — Institutional Class	299,453	3,138,264
BB&T International Equity Fund — Institutional Class	727,584	6,024,397
BB&T Large Company Growth Fund — Institutional Class(b)	1,207,832	10,496,061
BB&T Large Company Value Fund — Institutional Class	908,695	15,529,592
BB&T Mid Cap Growth Fund — Institutional Class(b)	163,556	1,903,796
BB&T Mid Cap Value Fund — Institutional Class	189,117	2,887,820

	Shares	Fair Value

Investment Companies, continued
BB&T Short U.S. Government Fund — Institutional Class	86,518	$854,795
BB&T Small Company Growth Fund — Institutional Class(b)	92,688	1,216,996
BB&T Small Company Value Fund — Institutional Class	138,316	1,868,654
BB&T U.S. Treasury Money Market Fund — Institutional Class	2,781,276	2,781,276

Total Investment Companies		48,418,390

Total Investments In Affiliates (Cost $49,911,664)(a) — 99.9%		48,418,390
Other assets (liabilities) — 0.1%		5,617

Net Assets — 100.0%		$48,424,007

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$866,806
Unrealized depreciation	(2,360,080)

Net unrealized depreciation	$(1,493,274)

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Capital Manager Equity Fund(*)

Schedule of Portfolio Investments	March 31, 2004

(Unaudited)

	Shares	Fair Value

Investment Companies (99.9%)
BB&T International Equity Fund — Institutional Class	449,939	$3,725,491
BB&T Large Company Growth Fund — Institutional Class(b)	746,909	6,490,637
BB&T Large Company Value Fund — Institutional Class	561,901	9,602,889
BB&T Mid Cap Growth Fund — Institutional Class(b)	101,126	1,177,111
BB&T Mid Cap Value Fund — Institutional Class	116,917	1,785,324
BB&T Small Company Growth Fund — Institutional Class(b)	57,274	752,003

	Shares	Fair Value

Investment Companies, continued
BB&T Small Company Value Fund — Institutional Class	85,529	$1,155,500
BB&T U.S. Treasury Money Market Fund — Institutional Class	1,517,493	1,517,493

Total Investment Companies		26,206,448

Total Investments In Affiliates (Cost $25,401,084)(a) — 99.9%		26,206,448
Other assets (liabilities) — 0.1%		14,905

Net Assets — 100.0%		$26,221,353

(*)	Formerly known as Capital Manager Aggressive Growth Fund.
(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,101,987
Unrealized depreciation	(296,623)

Net unrealized appreciation	$805,364

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

BB&T Funds

Statements of Assets and Liabilities

(Unaudited)	March 31, 2004

	Balanced Fund	Large Company Value Fund
Assets:
Investments, at cost	$27,176,424	$670,770,213
Unrealized appreciation (depreciation)	7,158,319	127,091,429

Investments, at value*	34,334,743	797,861,842
Interest and dividends receivable	109,199	1,438,546
Receivable for capital shares issued	—	—
Receivable for investments sold	—	345,003
Prepaid expenses	14,583	5,675

Total Assets	34,458,525	799,650,866

Liabilities:
Dividends payable	28,044	945,985
Payable for investments purchased	—	—
Payable for capital shares redeemed	—	—
Payable for collateral received on loaned securities	—	125,280,306
Accrued expenses and other payables:
Investment advisory fees	14,389	359,370
Administration, transfer agent and fund accounting fees	1,297	25,112
Distribution fees	—	31,219
Other	1,290	47,282

Total Liabilities	45,020	126,689,274

Net Assets:
Capital	36,665,506	551,597,904
Undistributed net investment income (loss)	73,276	(185,746)
Net realized gains (losses) from investment transactions	(9,483,596)	(5,541,995)
Net unrealized appreciation (depreciation) of investments	7,158,319	127,091,429

Net Assets	$34,413,505	$672,961,592

Net Assets
Class A Shares	$1,602,879	$28,119,614
Class B Shares	1,139,482	29,327,991
Class C Shares	6,698	146,132
Institutional Shares	31,664,446	615,367,855

Total	$34,413,505	$672,961,592

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	136,494	1,648,716
Class B Shares	97,684	1,733,245
Class C Shares	575	8,651
Institutional Shares	2,702,864	36,013,851

Total	2,937,617	39,404,463

Net Asset Value
Class A Shares — redemption price per share	$11.74	$17.06

Class B Shares — offering price per share**	$11.66	$16.92

Class C Shares — offering price per share**	$11.65	$16.89

Institutional Shares — offering and redemption price per share	$11.72	$17.09

Maximum Sales Charge — Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$12.46	$18.10

*	The Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, and Small Company Growth Fund include securities on loan of $121,194,878; $163,358,665; $48,828,117; $62,293,996; $10,309,689; and $23,491,632, respectively.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Large Company Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Company Value Fund	Small Company Growth Fund	Special Opportunities Equity Fund

$483,137,709	$193,353,594	$163,346,220	$57,552,823	$122,840,471	$52,240,795
71,061,534	48,725,127	29,771,883	11,798,200	13,245,949	9,647,456

554,199,243	242,078,721	193,118,103	69,351,023	136,086,420	61,888,251
214,751	384,241	23,227	66,237	21,540	26,745
50	3,556	—	—	1,000	337,265
—	—	1,716,420	—	2,470,345	1,686,541
2,887	1,699	1,386	544	1,646	6,242

554,416,931	242,468,217	194,859,136	69,417,804	138,580,951	63,945,044

—	324,303	—	—	—	—
—	—	637,823	461,221	2,036,741	—
150	5,958	—	—	120	—
168,286,383	50,511,604	64,290,114	10,605,378	24,433,290	—

200,277	107,490	72,633	39,066	80,017	41,760
14,361	7,123	4,798	1,394	4,150	1,583
14,838	4,832	3,380	118	7,949	16,987
45,929	11,104	11,490	14,529	17,011	418

168,561,938	50,972,414	65,020,238	11,121,706	26,579,278	60,748

378,040,815	149,926,776	102,959,216	45,893,896	178,501,588	53,284,125
(290,424)	9	(473,257)	(15,768)	(747,630)	(189,453)
(62,956,932)	(7,156,109)	(2,418,944)	619,770	(78,998,234)	1,142,168
71,061,534	48,725,127	29,771,883	11,798,200	13,245,949	9,647,456

$385,854,993	$191,495,803	$129,838,898	$58,296,098	$112,001,673	$63,884,296

$8,459,268	$8,582,446	$7,986,723	$259,626	$6,310,763	$13,836,203
15,440,212	3,188,222	1,854,372	79,637	7,735,855	8,683,210
27,135	547,008	216,198	1,352	35,813	8,965,972
361,928,378	179,178,127	119,781,605	57,955,483	97,919,242	32,398,911

$385,854,993	$191,495,803	$129,838,898	$58,296,098	$112,001,673	$63,884,296

987,069	562,358	713,574	19,238	496,307	1,098,224
1,890,633	210,197	168,994	5,945	657,241	693,736
3,318	36,055	19,700	101	3,040	715,934
41,634,530	11,732,933	10,291,277	4,291,131	7,457,690	2,566,598

44,515,550	12,541,543	11,193,545	4,316,415	8,614,278	5,074,492

$8.57	$15.26	$11.19	$13.50	$12.72	$12.60

$8.17	$15.17	$10.97	$13.40	$11.77	$12.52

$8.18	$15.17	$10.97	$13.39	$11.78	$12.52

$8.69	$15.27	$11.64	$13.51	$13.13	$12.62

5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$9.09	$16.19	$11.87	$14.32	$13.50	$13.37

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities, continued

(Unaudited)	March 31, 2004

	International Equity Fund	Short U.S Government Fund(a)
Assets:
Investments, at cost	$191,026,127	$318,308,227
Unrealized appreciation (depreciation)	44,140,631	2,394,652

Investments, at value*	235,166,758	320,702,879
Foreign currency, at value**	3,632,202	—
Interest and dividends receivable	1,280,524	1,527,844
Receivable for capital shares issued	—	—
Receivable for investments sold	639,528	—
Reclaims receivable	147,885	—
Prepaid expenses	2,161	2,261

Total Assets	240,869,058	322,232,984

Liabilities:
Dividends payable	515,547	505,259
Payable for forward foreign currency contracts	608,469	—
Payable for collateral received on loaned securities	—	102,958,875
Payable for investments purchased	580,419	3,000,000
Accrued expenses and other payables:
Investment advisory fees	181,332	81,621
Administration, transfer agent and fund accounting fees	8,901	8,112
Distribution fees	2,244	1,833
Other	48,205	20,669

Total Liabilities	1,945,117	106,576,369

Net Assets:
Capital	251,950,008	215,659,756
Undistributed net investment income (loss)	306,496	(900,540)
Net realized gains (losses) from investment and foreign currrency transactions	(56,902,602)	(1,497,253)
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	43,570,039	2,394,652

Net Assets	$238,923,941	$215,656,615

Net Assets
Class A Shares	$1,684,408	$8,642,336
Class B Shares	2,213,818	—
Class C Shares	778	—
Institutional Shares	235,024,937	207,014,279

Total	$238,923,941	$215,656,615

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	206,203	876,001
Class B Shares	284,464	—
Class C Shares	100	—
Institutional Shares	28,374,678	20,958,285

Total	28,865,445	21,834,286

Net Asset Value
Class A Shares — redemption price per share	$8.17	$9.87

Class B Shares — offering price per share***	$7.78	$—

Class C Shares — offering price per share***	$7.78	$—

Institutional Shares — offering and redemption price per share	$8.28	$9.88

Maximum Sales Charge — Class A Shares	5.75%	3.00%

Maximum Offering Price (100%/100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$8.67	$10.18

(a)	Formerly known as Short U.S. Government Income Fund.
(b)	Formerly known as Intermediate U.S. Government Bond Fund.
*	The Short U.S. Government Fund, Intermediate U.S. Government Fund, and Intermediate Corporate Bond Fund include securities on loan of $100,784,638; $240,102,091; and $27,749,757, respectively.
**	The International Equity Fund includes foreign currency at cost of $3,619,186.
***	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund(b)	Intermediate Corporate Bond Fund	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund

$779,897,653	$275,214,567	$16,555,187	$8,025,226	$121,791,242	$21,115,793
14,279,133	14,304,694	576,375	116,979	6,580,238	1,457,422

794,176,786	289,519,261	17,131,562	8,142,205	128,371,480	22,573,215
—	—	—	—	—	—
3,733,157	3,792,291	225,114	109,264	1,637,009	257,567
—	—	—	—	—	—
—	—	—	—	1,653,066	—
—	—	—	—	—	—
4,844	2,445	176	4,587	1,237	252

797,914,787	293,313,997	17,356,852	8,256,056	131,662,792	22,831,034

1,468,418	1,011,510	37,925	15,229	338,640	62,659
—	—	—	—	—	—
245,269,855	28,532,676	—	—	—	—
—	—	—	—	4,528,055	—

215,113	110,726	4,551	92	48,421	8,704
20,817	9,924	651	306	4,776	858
9,853	6,878	328	79	3,301	596
48,477	18,084	2,336	1,749	18,607	4,943

247,032,533	29,689,798	45,791	17,455	4,941,800	77,760

532,850,639	249,263,279	16,766,418	8,133,255	118,869,850	21,086,166
(705,148)	(469,679)	2,194	414	55,071	14,272
4,457,630	525,905	(33,926)	(12,047)	1,215,833	195,414
14,279,133	14,304,694	576,375	116,979	6,580,238	1,457,422

$550,882,254	$263,624,199	$17,311,061	$8,238,601	$126,720,992	$22,753,274

$11,271,809	$4,910,489	$2,517,938	$614,118	$25,751,206	$4,753,119
7,912,499	6,692,226	—	—	—	—
787,641	247,944	—	—	—	—
530,910,305	251,773,540	14,793,123	7,624,483	100,969,786	18,000,155

$550,882,254	$263,624,199	$17,311,061	$8,238,601	$126,720,992	$22,753,274

1,076,358	454,089	244,462	60,070	2,388,807	435,896
758,326	618,357	—	—	—	—
75,476	22,907	—	—	—	—
50,653,725	23,266,792	1,437,987	744,935	9,368,453	1,661,368

52,563,885	24,362,145	1,682,449	805,005	11,757,260	2,097,264

$10.47	$10.81	$10.30	$10.22	$10.78	$10.90

$10.43	$10.82	$—	$—	$—	$—

$10.44	$10.82	$—	$—	$—	$—

$10.48	$10.82	$10.29	$10.24	$10.78	$10.83

5.75%	5.75%	3.00%	3.00%	3.00%	3.00%

$11.11	$11.47	$10.62	$10.54	$11.11	$11.24

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities, continued

(Unaudited)	March 31, 2004

	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund
Assets:
Investments:
Unaffiliated investments, at cost	$79,116,383	$74,966,033
Investment in affiliates, at cost	—	—

Total investments, at cost	79,116,383	74,966,033
Unrealized appreciation (depreciation)	5,390,123	4,448,959

Investments, at value	84,506,506	79,414,992
Repurchase agreements, at cost	—	—
Collateralized loan agreements, at cost	—	—
Cash	—	—
Interest and dividends receivable	992,498	1,399,031
Receivable for capital shares issued	—	—
Receivable for investments sold	1,553,401	—
Prepaid expenses	873	1,244

Total Assets	87,053,278	80,815,267

Liabilities
Dividends payable	234,647	231,673
Payable for investments purchased	2,071,774	—
Accrued expenses and other payables:
Investment advisory fees	32,472	30,989
Administration, transfer agent and fund accounting fees	3,191	3,036
Distribution fees	1,060	2,426
Other	7,938	10,692

Total Liabilities	2,351,082	278,816

Net Assets
Capital	78,660,785	75,672,741
Undistributed net investment income (loss)	36,150	(12,641)
Net realized gains (losses) from investment transactions	615,138	427,392
Net unrealized appreciation (depreciation) of investments	5,390,123	4,448,959

Net Assets	$84,702,196	$80,536,451

Net Assets
Class A Shares	$8,685,061	$11,356,945
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	76,017,135	69,179,506

Total	$84,702,196	$80,536,451

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	731,023	1,115,640
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	6,401,930	6,789,157

Total	7,132,953	7,904,797

Net Asset Value
Class A Shares — redemption price per share	$11.88	$10.18

Class B Shares — offering price per share*	$—	$—

Class C Shares — offering price per share*	$—	$—

Institutional Shares — offering and redemption price per share	$11.87	$10.19

Maximum Sales Charge — Class A Shares	3.00%	3.00%

Maximum Offering Price (100%/100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$12.25	$10.49

(a)	Formerly known as Capital Manager Aggressive Growth Fund.
*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Prime Money Market Fund		U.S. Treasury Money Market Fund		Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund(a)

	$836,953,166		$575,330,470	$—	$—	$—	$—
	—		—	73,447,504	66,620,725	49,911,664	25,401,084

	836,953,166		575,330,470	73,447,504	66,620,725	49,911,664	25,401,084
	—		—	3,508,970	704,512	(1,493,274)	805,364

	836,953,166		575,330,470	76,956,474	67,325,237	48,418,390	26,206,448
	45,985,000		618,724,246	—	—	—	—
	150,000,000		—	—	—	—	—
	768		—	—	—	—	—
	1,415,491		1,921,500	159,226	102,777	59,282	25,628
	—		—	—	20,000	5,013	—
	—		—	—	—	—	—
	11,764		10,914	667	2,886	1,255	913

	1,034,366,189		1,195,987,130	77,116,367	67,450,900	48,483,940	26,232,989

	414,592		420,424	339,012	118,771	40,315	5,394
	—		—	—	—	—	—

	268,917		284,306	10,223	8,776	4,736	656
	43,548		49,779	1,674	1,470	1,051	566
	117,257		25,726	4,917	19,507	13,302	4,252
	99,305		162,912	6,073	709	529	768

	943,619		943,147	361,899	149,233	59,933	11,636

	1,033,416,568		1,195,043,737	76,255,692	68,320,174	51,932,219	25,602,310
	6,002		246	—	—	—	(1)
	—		—	(3,010,194)	(1,723,019)	(2,014,938)	(186,320)
	—		—	3,508,970	704,512	(1,493,274)	805,364

	$1,033,422,570		$1,195,043,983	$76,754,468	$67,301,667	$48,424,007	$26,221,353

	$450,104,941		$133,570,410	$4,093,537	$17,885,814	$9,790,586	$2,030,610
	2,383,394		881,416	4,426,735	18,080,217	12,833,306	4,580,995
	529,191		8,035	205,235	295,272	69,182	85,151
	580,405,044		1,060,584,122	68,028,961	31,040,364	25,730,933	19,524,597

	$1,033,422,570		$1,195,043,983	$76,754,468	$67,301,667	$48,424,007	$26,221,353

	450,103,346		133,570,652	434,308	1,967,993	1,117,866	210,789
	2,383,375		881,414	469,552	2,021,089	1,488,153	486,004
	529,189		8,035	21,845	32,875	8,021	9,055
	580,416,091		1,060,583,910	7,168,429	3,404,833	2,935,972	2,016,778

	1,033,432,001		1,195,044,011	8,094,134	7,426,790	5,550,012	2,722,626

	$1.00		$1.00	$9.43	$9.09	$8.76	$9.63

	$1.00		$1.00	$9.43	$8.95	$8.62	$9.43

	$1.00		$1.00	$9.40	$8.98	$8.63	$9.40

	$1.00		$1.00	$9.49	$9.12	$8.76	$9.68

	NA		NA	5.75%	5.75%	5.75%	5.75%

$	NA	$	NA	$10.01	$9.64	$9.29	$10.22

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations

(Unaudited)	For the Six Months Ended March 31, 2004

	Balanced Fund	Large Company Value Fund
Investment Income:
Interest income	$370,912	$—
Dividend income	457,692	7,408,544
Income from securities lending	—	—

Total Investment Income	828,604	7,408,544

Expenses:
Investment advisory fees	245,516	2,190,195
Administration, transfer agency and fund accounting fees	122,058	827,261
Distribution fees — Class A Shares	22,290	68,600
Distribution fees — Class B Shares	41,062	143,476
Distribution fees — Class C Shares	723	635
Custodian fees	5,412	58,073
Other fees	15,030	54,771

Total expenses before waivers	452,091	3,343,011
Less expenses waived by the Investment Advisor	(66,312)	(342,671)
Less expenses waived by the Administrator and its affiliates	(66,672)	(65,057)

Net Expenses	319,107	2,935,283

Net Investment Income (Loss)	509,497	4,473,261

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	9,038,666	2,474,510
Change in unrealized appreciation/depreciation of investments	(2,813,571)	75,946,690

Net realized/unrealized gains (losses) on investments	6,225,095	78,421,200

Change in net assets from operations	$6,734,592	$82,894,461

See accompanying notes to the financial statements.

Large Company Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Company Value Fund	Small Company Growth Fund	Special Opportunities Equity Fund

$—	$—	$—	$—	$1,153	$10,693
1,338,468	2,288,206	132,320	349,372	136,789	137,068
30,856	—	15,126	4,231	58,547	—

1,369,324	2,288,206	147,446	353,603	196,489	147,761

1,217,034	649,047	456,108	262,142	672,778	209,320
491,476	265,848	197,982	110,641	235,881	120,479
19,522	9,734	9,301	432	15,861	23,508
76,165	13,047	7,326	261	39,772	32,025
144	2,609	962	6	245	33,222
34,920	18,997	12,671	7,346	11,563	8,167
37,831	24,095	14,309	5,133	9,264	18,702

1,877,092	983,377	698,659	385,961	985,364	445,423
(190,614)	(101,220)	(71,626)	(18,592)	(27,321)	(93,561)
(26,730)	(9,213)	(6,330)	(2,998)	(13,924)	(14,648)

1,659,748	872,944	620,703	364,371	944,119	337,214

(290,424)	1,415,262	(473,257)	(10,768)	(747,630)	(189,453)

14,574,476	1,011,254	9,099,163	677,440	24,918,759	1,303,522
20,978,711	26,518,058	6,314,034	8,218,089	(7,300,867)	8,245,702

35,553,187	27,529,312	15,413,197	8,895,529	17,617,892	9,549,224

$35,262,763	$28,944,574	$14,939,940	$8,884,761	$16,870,262	$9,359,771

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations, continued

(Unaudited)	For the Six Months Ended March 31, 2004

	International Equity Fund	Short U.S. Government Fund(a)
Investment Income:
Interest income	$30,014	$2,912,869
Dividend income	2,355,261	22,500
Foreign tax withholding	(276,175)	—
Income from securities lending	—	20,262

Total Investment Income:	2,109,100	2,955,631

Expenses:
Investment advisory fees	1,093,916	622,758
Administration, transfer agency and fund accounting fees	334,454	277,753
Distribution fees — Class A Shares	4,536	22,441
Distribution fees — Class B Shares	10,938	—
Distribution fees — Class C Shares	11	—
Custodian fees	110,150	20,672
Other fees	40,058	17,722

Total expenses before waivers	1,594,063	961,346
Less expenses waived by the Investment Advisor	(58,124)	(121,100)
Less expenses waived by the Administrator and its affiliates	(13,775)	(52,739)

Net Expenses	1,522,164	787,507

Net Investment Income (Loss)	586,936	2,168,124

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions and foreign currency transactions	10,838,910	119,968
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	24,972,351	264,853

Net realized/unrealized gains (losses) on investments	35,811,261	384,821

Change in net assets from operations	$36,398,197	$2,552,945

(a)	Formerly known as Short U.S. Government Income Fund.
(b)	Formerly known as Intermediate U.S. Government Bond Fund.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund(b)	Intermediate Corporate Bond Fund	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund

$9,522,498	$5,700,531	$282,187	$99,574	$2,473,220	$462,433
55,760	419,328	1,682	580	11,075	1,383
—	—	—	—	—	—
32,007	11,416	—	—	—	—

9,610,265	6,131,275	283,869	100,154	2,484,295	463,816

1,440,077	723,826	50,320	19,746	369,105	68,669
668,741	348,888	35,945	23,045	172,971	33,011
26,102	10,981	5,716	1,426	63,479	11,879
40,605	32,093	—	—	—	—
3,803	1,260	—	—	—	—
50,648	25,588	1,936	705	12,617	2,696
55,307	30,426	3,186	658	13,037	1,843

2,285,283	1,173,062	97,103	45,580	631,209	118,098
(239,972)	(120,618)	(41,764)	(24,187)	(71,825)	(17,167)
(37,266)	(17,987)	(10,148)	(3,254)	(69,012)	(12,915)

2,008,045	1,034,457	45,191	18,139	490,372	88,016

7,602,220	5,096,818	238,678	82,015	1,993,923	375,800

5,073,431	1,986,010	18,565	6,296	1,186,169	194,869

(2,978,480)	1,097,845	85,448	42,195	(1,109,135)	(105,113)

2,094,951	3,083,855	104,013	48,491	77,034	89,756

$9,697,171	$8,180,673	$342,691	$130,506	$2,070,957	$465,556

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations, continued

(Unaudited)	For the Six Months Ended March 31, 2004

	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund
Investment Income
Interest income	$1,695,358	$1,741,222
Dividend income	5,503	6,275
Dividend income from affiliates	—	—
Income from securities lending	—	—

Total Investment Income:	1,700,861	1,747,497

Expenses:
Investment advisory fees	249,782	187,480
Administration, transfer agency and fund accounting fees	117,877	121,607
Distribution fees — Class A Shares	19,463	14,251
Distribution fees — Class B Shares	—	—
Distribution fees — Class C Shares	—	—
Custodian fees	7,332	8,230
Other	5,775	5,284

Total expenses before waivers	400,229	336,852
Less expenses waived by the Investment Advisor	(48,567)	—
Less expenses waived by the Administrator and its affiliates	(30,391)	(4,050)

Net Expenses	321,271	332,802

Net Investment Income (Loss)	1,379,590	1,414,695

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	668,092	454,786
Net realized gain distributions from underlying funds	—	—
Change in unrealized appreciation/depreciation from investments	(700,502)	(386,209)

Net realized/unrealized gains and losses on investments	(32,410)	68,577

Change in net assets resulting from operations	$1,347,180	$1,483,272

(a)	Formerly known as Capital Manager Aggressive Growth Fund.

See accompanying notes to the financial statements.

Prime Money Market Fund	U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund(a)

$6,381,100	$6,045,868	$—	$—	$—	$—
—	—	—	—	—	—
—	—	842,066	455,106	257,674	103,344
—	23,778	—	—	—	—

6,381,100	6,069,646	842,066	455,106	257,674	103,344

2,168,045	2,437,225	89,456	69,820	52,728	29,376
1,414,453	1,598,938	119,480	105,377	88,174	59,358
1,141,081	345,798	8,432	33,639	17,348	4,211
12,244	4,761	18,720	65,355	55,463	18,055
2,620	40	894	1,139	309	347
71,113	130,501	8,170	6,507	4,829	2,839
87,074	164,793	11,090	9,516	7,176	4,141

4,896,630	4,682,056	256,242	291,353	226,027	118,327
(541,941)	(649,503)	(35,779)	(27,925)	(24,162)	(16,755)
(513,008)	(252,452)	(41,235)	(45,715)	(30,524)	(14,262)

3,841,681	3,780,101	179,228	217,713	171,341	87,310

2,539,419	2,289,545	662,838	237,393	86,333	16,034

—	—	(429,780)	(1)	(29,891)	(73,307)
—	—	243,148	93,661	31,778	—
—	—	4,405,819	4,610,789	4,467,679	2,945,399

—	—	4,219,187	4,704,449	4,469,566	2,872,092

$2,539,419	$2,289,545	$4,882,025	$4,941,842	$4,555,899	$2,888,126

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Balanced Fund		Large Company Value Fund
	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
	(Unaudited)		(Unaudited)
From Investment Activities
Operations:
Net investment income (loss)	$509,497	$1,895,816	$4,473,261	$7,958,472
Net realized gains (losses) from investment transactions	9,038,666	(7,668,552)	2,474,510	(4,530,796)
Change in unrealized appreciation/depreciation of investments	(2,813,571)	20,213,250	75,946,690	66,469,069

Change in net assets from operations	6,734,592	14,440,514	82,894,461	69,896,745

Dividends to Class A Shareholders:
Net investment income	(76,803)	(233,300)	(184,531)	(395,381)
Net realized gains from investment transactions	—	—	—	—
Dividends to Class B Shareholders:
Net investment income	(71,818)	(117,990)	(89,584)	(234,495)
Net realized gains from investment transactions	—	—	—	—
Dividends to Class C Shareholders:
Net investment income	(1,172)	(2,526)	(417)	(719)
Net realized gains from investment transactions	—	—	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(375,536)	(1,702,407)	(4,334,245)	(7,377,663)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholder dividends	(525,329)	(2,056,223)	(4,608,777)	(8,008,258)

Capital Transactions:
Change in net assets from capital transactions	(82,309,499)	(21,089,389)	67,652,505	98,041,490

Change in net assets	(76,100,236)	(8,705,098)	145,938,189	159,929,977
Net Assets:
Beginning of period	110,513,741	119,218,839	527,023,403	367,093,426

End of period	$34,413,505	$110,513,741	$672,961,592	$527,023,403

Undistributed net investment income (loss)	$73,276	$89,108	$(185,746)	$(50,230)

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Large Company Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small Company Value Fund
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Period May 19, 2003 through September 30, 2003(a)
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(290,424)	$(393,818)	$1,415,262	$1,898,342	$(473,257)	$(654,730)	$(10,768)	$(23,108)
14,574,476	(12,100,245)	1,011,254	(3,245,571)	9,099,163	(1,658,602)	677,440	468,751
20,978,711	47,065,553	26,518,058	25,313,731	6,314,034	21,876,296	8,218,089	3,580,111

35,262,763	34,571,490	28,944,574	23,966,502	14,939,940	19,562,964	8,884,761	4,025,754

—	—	(56,447)	(75,198)	—	—	—	—
—	—	—	—	—	—	(1,480)	—

—	—	(12,833)	(11,787)	—	—	—	—
—	—	—	—	—	—	(468)	—

—	—	(2,409)	(2,747)	—	—	—	—
—	—	—	—	—	—	(12)	—

—	—	(1,343,564)	(1,807,190)	—	—	(5,000)	(8,175)
—	—	—	—	—	—	(493,765)	—

—	—	(1,415,253)	(1,896,922)	—	—	(500,725)	(8,175)

56,339,752	79,430,346	12,290,313	38,065,412	6,991,496	12,185,805	6,308,026	39,586,457

91,602,515	114,001,836	39,819,634	60,134,992	21,931,436	31,748,769	14,692,062	43,604,036

294,252,478	180,250,642	151,676,169	91,541,177	107,907,462	76,158,693	43,604,036	—

$385,854,993	$294,252,478	$191,495,803	$151,676,169	$129,838,898	$107,907,462	$58,296,098	$43,604,036

$(290,424)	$—	$9	$—	$(473,257)	$—	$(15,768)	$—

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Balanced Fund		Large Company Value Fund
	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
	(Unaudited)		(Unaudited)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$171,103	$1,370,013	$1,992,809	$4,803,034
Dividends reinvested	89,166	220,313	165,504	377,384
Cost of shares redeemed	(13,360,409)	(3,232,222)	(3,099,721)	(5,457,503)

Change in net assets from Class A Share transactions	(13,100,140)	(1,641,896)	(941,408)	(277,085)
Class B Shares:
Proceeds from shares issued	143,076	929,668	1,737,818	1,920,190
Dividends reinvested	77,609	118,658	76,852	233,253
Cost of shares redeemed	(12,677,460)	(2,421,086)	(2,515,659)	(4,451,704)

Change in net assets from Class B Share transactions	(12,456,775)	(1,372,760)	(700,989)	(2,298,261)
Class C Shares:
Proceeds from shares issued	29,878	66,045	40,036	78,799
Dividends reinvested	1,511	2,647	352	731
Cost of shares redeemed	(259,768)	(156,386)	(31,860)	(17,716)

Change in net assets from Class C Share transactions	(228,379)	(87,694)	8,528	61,814
Institutional Shares:
Proceeds from shares issued	716,613	18,150,474	39,571,415	167,017,338
Proceeds from shares issued in conversion	—	—	63,782,610	46,561,908
Dividends reinvested	453,324	1,433,202	2,042,235	3,398,813
Cost of shares redeemed	(57,694,142)	(37,570,715)	(36,109,886)	(116,423,037)

Change in net assets from Institutional Share transactions	(56,524,205)	(17,987,039)	69,286,374	100,555,022

Change in net assets from capital transactions	$(82,309,499)	$(21,089,389)	$67,652,505	$98,041,490

Share Transactions:
Class A Shares:
Issued	15,070	130,819	120,183	335,063
Reinvested	7,959	21,428	10,185	26,906
Redeemed	(1,151,249)	(311,310)	(189,500)	(384,295)

Change in Class A Shares	(1,128,220)	(159,063)	(59,132)	(22,326)
Class B Shares:
Issued	12,523	90,163	104,375	136,747
Reinvested	6,956	11,610	4,760	16,683
Redeemed	(1,094,734)	(237,480)	(152,781)	(325,204)

Change in Class B Shares	(1,075,255)	(135,707)	(43,646)	(171,774)
Class C Shares:
Issued	2,607	6,445	2,357	5,466
Reinvested	135	260	22	52
Redeemed	(22,276)	(15,715)	(2,004)	(1,303)

Change in Class C Shares	(19,534)	(9,010)	375	4,215
Institutional Shares:
Issued	63,264	1,772,615	2,398,995	11,843,335
Issued in conversion	—	—	3,756,814	3,126,165
Reinvested	40,562	139,575	125,072	241,471
Redeemed	(5,081,581)	(3,670,719)	(2,173,081)	(8,167,879)

Change in Institutional Shares	(4,977,755)	(1,758,529)	4,107,800	7,043,092

Change in Shares	(7,200,764)	(2,062,309)	4,005,397	6,853,207

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Large Company Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small Company Value Fund
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Period May 19, 2003 Through September 30, 2003(a)
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,555,116	$1,517,399	1,031,096	$1,625,215	$1,057,789	$699,239	$156,218	$113,973
—	—	54,169	71,871	—	—	1,480	—
(946,163)	(1,728,442)	(564,544)	(907,058)	(461,867)	(872,144)	(36,729)	—

608,953	(211,043)	520,721	790,028	595,922	(172,905)	120,969	113,973

1,105,343	1,111,934	834,407	838,577	723,842	456,754	42,847	28,548
—	—	12,080	11,135	—	—	468	—
(1,433,887)	(1,874,763)	(127,182)	(209,954)	(45,642)	(83,058)	—	—

(328,544)	(762,829)	719,305	639,758	678,200	373,696	43,315	28,548

4,267	14,408	65,363	209,376	45,040	21,338	—	1,000
—	—	2,201	2,508	—	—	12	—
(11,636)	24,891	(86,436)	(91,167)	(14,437)	(30,120)	—	—

(7,369)	(10,483)	(18,872)	120,717	30,603	(8,782)	12	1,000

34,165,555	114,951,958	23,818,227	58,120,095	25,130,531	41,087,531	8,063,448	40,351,862
42,521,740	31,041,272	—	—	—	—	—	—
—	—	498,875	591,861	—	—	361,425	6,898
(20,620,583)	(65,578,529)	(13,247,943)	(22,197,047)	(19,443,760)	29,093,735	(2,281,143)	(915,824)

56,066,712	80,414,701	11,069,159	36,514,909	5,686,771	11,993,796	6,143,730	39,442,936

$56,339,752	$79,430,346	$12,290,313	$38,065,412	$6,991,496	$12,185,805	$6,308,026	$39,586,457

184,652	206,187	71,102	136,905	96,676	79,843	12,122	9,800
—	—	3,818	6,222	—	—	119	—
(113,558)	(235,995)	(39,795)	(79,703)	(42,021)	(106,587)	(2,803)	—

71,094	(29,808)	35,125	63,424	54,655	(26,744)	9,438	9,800

137,142	161,634	57,826	71,054	66,873	52,778	3,365	2,542
—	—	853	968	—	—	38	—
(179,507)	278,511	(8,868)	(17,919)	(4,272)	(9,815)	—	—

(42,365)	(116,877)	49,811	54,103	62,601	42,963	3,403	2,542

537	2,016	4,605	17,755	4,135	2,575	—	100
—	—	156	219	—	—	1	—
(1,476)	(3,577)	(6,151)	(8,048)	(1,394)	(3,465)	—	—

(939)	(1,561)	(1,390)	9,926	2,741	(890)	1	100

4,016,120	15,803,468	1,648,920	5,039,767	2,224,491	4,637,332	640,429	3,881,504
5,005,398	3,972,894	—	—	—	—	—	—
—	—	35,123	50,888	—	—	29,048	642
(2,434,277)	(8,855,868)	(912,789)	(1,906,323)	(1,737,271)	(3,206,388)	(177,708)	(82,784)

6,587,241	10,920,494	771,254	3,184,332	487,220	1,430,944	491,769	3,799,362

6,615,031	10,772,248	854,800	3,311,785	607,217	1,446,273	504,611	3,811,804

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Small Company Growth Fund		Special Opportunities Equity Fund
	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Period June 2, 2003 through September 30, 2003(a)
	(Unaudited)		(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$(747,630)	$(1,227,350)	$(189,453)	$(29,356)
Net realized gains (losses) from investment transactions and foreign currency transactions	24,918,759	3,341,323	1,303,522	191,332
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(7,300,867)	23,890,382	8,245,702	1,401,754

Change in net assets from operations	16,870,262	26,004,355	9,359,771	1,563,730

Dividends to Class A Shareholders:
Net investment income	—	—	—	—
Net realized gains from investment transactions	—	—	(54,699)	—
Dividends to Class B Shareholders:
Net investment income	—	—	—	—
Net realized gains from investment transactions	—	—	(37,967)	—
Dividends to Class C Shareholders:
Net investment income	—	—	—	—
Net realized gains from investment transactions	—	—	(40,629)	—
Dividends to Institutional Class Shareholders:
Net investment income	—	—	—	(1,758)
Net realized gains from investment transactions	—	—	(197,041)	—

Change in net assets from shareholder dividends	—	—	(330,336)	(1,758)

Capital Transactions:
Change in net assets from capital transactions	(48,405,001)	11,735,791	14,623,487	38,669,402

Change in net assets	(31,534,739)	37,740,146	23,652,922	40,231,374
Net Assets:
Beginning of period	143,536,412	105,796,266	40,231,374	—

End of period	$112,001,673	$143,536,412	$63,884,296	$40,231,374

Undistributed net investment income (loss)	$(747,630)	$—	$(189,453)	$—

(a)	Period from commencement of operations.
(b)	Formerly known as Short U.S. Government Income Fund.
(c)	Formerly known as Intermediate U.S. Government Bond Fund.

See accompanying notes to the financial statements.

International Equity Fund		Short U.S. Government Fund(b)		Intermediate U.S. Government Fund(c)		Intermediate Corporate Bond Fund
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$586,936	$1,309,849	$2,168,124	$5,320,247	$7,602,220	$13,882,703	$5,096,818	$8,554,890

10,838,910	(22,362,508)	119,968	1,193,020	5,073,431	9,283,305	1,986,010	2,351,694

24,972,351	42,728,385	264,853	(3,210,112)	(2,978,480)	(11,153,865)	1,097,845	5,266,169

36,398,197	21,675,726	2,552,945	3,303,155	9,697,171	12,012,143	8,180,673	16,172,753

(2,696)	(29,705)	(119,707)	(299,881)	(167,519)	(307,837)	(97,925)	(133,729)
—	—	—	—	(123,200)	(57,869)	—	—

—	(6,877)	—	—	(99,958)	(206,626)	(118,960)	(210,685)
—	—	—	—	(103,252)	(52,140)	—	—

—	(7)	—	—	(9,387)	(35,115)	(4,665)	(10,428)
—	—	—	—	(8,796)	(11,170)	—	—

(512,851)	(1,373,843)	(2,893,610)	(6,607,223)	(7,957,936)	(15,144,049)	(5,422,413)	(8,686,640)
—	—	—	—	(5,651,229)	(2,797,661)	—	—

(515,547)	(1,410,432)	(3,013,317)	(6,907,104)	(14,121,277)	(18,612,467)	(5,643,963)	(9,041,482)

11,551,387	44,419,662	6,518,245	26,119,601	89,289,546	118,639,193	35,139,454	69,482,655

47,434,037	64,684,956	6,057,873	22,515,652	84,865,440	112,038,869	37,676,164	76,613,926

191,489,904	126,804,948	209,598,742	187,083,090	466,016,814	353,977,945	225,948,035	149,334,109

$238,923,941	$191,489,904	$215,656,615	$209,598,742	$550,882,254	$466,016,814	$263,624,199	$225,948,035

$306,496	$235,107	$(900,540)	$(55,347)	$(705,148)	$(72,568)	$(469,679)	$77,466

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Small Company Growth Fund		Special Opportunities Equity Fund
	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Period June 2, 2003 Through September 30, 2003(a)
	(Unaudited)		(Unaudited)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$739,437	$662,373	$7,225,714	$5,380,995
Dividends reinvested	—	—	54,594	—
Cost of shares redeemed	(1,053,174)	(862,321)	(472,917)	(9,520)

Change in net assets from Class A Share transactions	(313,737)	(199,948)	6,807,391	5,371,475
Class B Shares:
Proceeds from shares issued	321,895	534,878	3,246,424	4,289,785
Dividends reinvested	—	—	36,319	—
Cost of shares redeemed	(861,663)	(1,050,295)	(22,922)	(12,863)

Change in net assets from Class B Share transactions	(539,768)	(515,417)	3,259,821	4,276,922
Class C Shares:
Proceeds from shares issued	6,723	17,045	3,858,015	3,996,847
Dividends reinvested	—	—	40,343	—
Cost of shares redeemed	(26,442)	(6,173)	(73,181)	—

Change in net assets from Class C Share transactions	(19,719)	10,872	3,825,177	3,996,847
Institutional Shares:
Proceeds from shares issued	22,938,930	57,253,384	548,785	25,022,400
Proceeds from shares issued in conversion		—	—	—
Dividends reinvested	—	—	197,041	1,758
Cost of shares redeemed	(70,470,707)	(44,813,100)	(14,728)	—

Change in net assets from Institutional Share transactions	(47,531,777)	12,440,284	731,098	25,024,158

Change in net assets from capital transactions	$(48,405,001)	$11,735,791	$14,623,487	$38,669,402

Share Transactions:
Class A Shares:
Issued	57,938	63,814	614,419	519,441
Reinvested	—	—	4,756	—
Redeemed	(84,115)	(89,691)	(39,492)	(900)

Change in Class A Shares	(26,177)	(25,877)	579,683	518,541
Class B Shares:
Issued	27,332	57,045	277,079	416,587
Reinvested	—	—	3,178	—
Redeemed	(74,038)	(116,464)	(1,879)	(1,229)

Change in Class B Shares	(46,706)	(59,419)	278,378	415,358
Class C Shares:
Issued	579	1,865	332,796	385,871
Reinvested	—	—	3,526	—
Redeemed	(2,204)	(728)	(6,259)	—

Change in Class C Shares	(1,625)	1,137	330,063	385,871
Institutional Shares:
Issued	1,770,778	5,603,935	48,385	2,502,086
Issued in conversion	—	—	—	—
Reinvested	—	—	17,149	176
Redeemed	(5,275,292)	(4,377,960)	(1,198)	—

Change in Institutional Shares	(3,504,514)	1,225,975	64,336	2,502,262

Change in Shares	(3,579,022)	1,141,816	1,252,460	3,822,032

(a)	Period from commencement of operations.
(b)	Formerly known as Short U.S. Government Income Fund.
(c)	Formerly known as Intermediate U.S. Government Bond Fund.

See accompanying notes to the financial statements.

International Equity Fund		Short U.S. Government Fund(a)		Intermediate U.S. Government Fund(b)		Intermediate Corporate Bond Fund
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$3,242,252	$165,798,828	$566,991	$59,681,049	$3,669,391	$16,712,428	$1,135,460	$2,787,383
—	18,801	97,521	211,564	261,918	317,747	65,982	106,388
(4,058,940)	(167,259,736)	(1,617,974)	(55,372,833)	(2,216,593)	(13,726,227)	(642,350)	(707,688)

(816,688)	(1,262,107)	(953,462)	4,519,780	1,714,716	3,303,948	559,092	2,186,083

106,124	109,250	—	—	966,116	3,208,464	892,595	2,427,474
—	6,849	—	—	189,444	238,909	104,975	181,234
(262,965)	(314,613)	—	—	(1,040,155)	(1,423,013)	(726,081)	(910,901)

(156,841)	(198,514)	—	—	115,405	2,024,360	271,489	1,697,807

—	99,793	—	—	180,400	509,821	35,076	114,696
—	10	—	—	15,597	46,524	3,937	10,179
(1,722)	(104,516)	—	—	(237,467)	(1,014,518)	(74,842)	(166,830)

(1,722)	(4,713)	—	—	(41,470)	(458,173)	(35,829)	(41,955)

38,504,464	368,472,114	27,764,137	131,967,870	59,960,178	257,450,874	46,286,596	96,149,703
—	—	—	—	62,847,783	23,999,684	—	—
113,748	545,409	699,415	1,777,466	6,855,860	8,948,523	1,779,253	3,003,207
(26,091,574)	(323,132,527)	(20,991,845)	(112,145,515)	(42,162,926)	(176,630,023)	(13,721,147)	(33,512,190)

12,526,638	45,884,996	7,471,707	21,599,821	87,500,895	113,769,058	34,344,702	65,640,720

$11,551,387	$44,419,662	$6,518,245	$26,119,601	$89,289,546	$118,639,193	$35,139,454	$69,482,655

450,071	26,150,880	57,571	5,967,951	351,304	1,583,843	106,249	261,906
—	2,879	9,909	21,161	25,253	29,992	6,198	10,151
(557,931)	(26,063,526)	(164,282)	(5,540,847)	(212,697)	(1,300,703)	(60,382)	(67,810)

(107,860)	90,233	(96,802)	448,265	163,860	313,132	52,065	204,247

13,952	17,868	—	—	92,987	302,737	83,558	230,859
—	1,096	—	—	18,355	22,621	9,849	17,281
(35,476)	(51,685)	—	—	(100,132)	(135,434)	(67,948)	(87,069)

(21,524)	(32,721)	—	—	11,210	189,924	25,459	161,071

—	17,711	—		17,380	48,248	3,274	10,743
—	2	—	—	1,510	4,399	370	972
(221)	(18,555)	—	—	(22,792)	(95,592)	(7,030)	(16,207)

(221)	(842)	—	—	(3,902)	(42,945)	(3,386)	(4,492)

4,823,278	57,732,721	2,815,706	13,219,464	5,736,780	24,290,586	4,331,992	9,169,728
—	—	—	—	5,988,154	2,273,958	—	—
16,296	82,339	70,971	177,557	660,686	843,184	167,049	286,130
(3,311,770)	(50,196,708)	(2,129,889)	(11,218,314)	(4,043,903)	(16,660,182)	(1,284,088)	(3,194,346)

1,527,804	7,618,352	756,788	2,178,707	8,341,717	10,747,546	3,214,953	6,261,512

1,398,199	7,675,022	659,986	2,626,972	8,512,885	11,207,657	3,289,091	6,622,338

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Six Months Ended March 31, 2004	For the Period February 24, 2003 through September 30, 2003(a)	For the Six Months Ended March 31, 2004	For the Period February 24, 2003 through September 30, 2003(a)
	(Unaudited)		(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$238,678	$182,917	$82,015	$58,786
Net realized gains (losses) from investment transactions	18,565	(52,491)	6,296	(18,344)
Change in unrealized appreciation/depreciation of investments	85,448	27,863	42,195	74,784

Change in net assets from operations	342,691	158,289	130,506	115,226

Dividends to Class A Shareholders:
Net investment income	(30,828)	(12,300)	(6,763)	(4,066)
Net realized gains from investment transactions	—	—	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(207,609)	(168,861)	(75,293)	(54,476)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholder dividends	(238,437)	(181,161)	(82,056)	(58,542)

Capital Transactions:
Change in net assets from capital transactions	570,005	16,659,674	2,811,010	5,322,457

Change in net assets	674,259	16,636,802	2,859,460	5,379,141
Net Assets:
Beginning of period	16,636,802	—	5,379,141	—

End of period	$17,311,061	$16,636,802	$8,238,601	$5,379,141

Undistributed net investment income (loss)	$2,194	$1,953	$414	$455

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,993,923	$3,871,182	$375,800	$757,071	$1,379,590	$2,735,659	$1,414,695	$3,020,066
1,186,169	435,136	194,869	97,299	668,092	614,561	454,786	418,773
(1,109,135)	(673,661)	(105,113)	(64,254)	(700,502)	(596,321)	(386,209)	(225,664)

2,070,957	3,632,657	465,556	790,116	1,347,180	2,753,899	1,483,272	3,213,175

(395,044)	(800,765)	(74,685)	(140,645)	(123,434)	(172,729)	(181,245)	(337,731)
(91,123)	(86,776)	(6,420)	—	(50,046)	(11,117)	(47,292)	(161,014)

(1,593,268)	(3,058,242)	(300,931)	(616,122)	(1,254,790)	(2,561,530)	(1,231,470)	(2,677,779)
(344,009)	(325,838)	(24,355)	—	(498,539)	(246,961)	(291,906)	(1,216,422)

(2,423,444)	(4,271,621)	(406,391)	(756,767)	(1,926,809)	(2,992,337)	(1,751,913)	(4,392,946)

6,137,429	3,890,400	(283,347)	856,780	257,280	538,914	(10,096,419)	3,882,054

5,784,942	3,251,436	(224,182)	890,129	(322,349)	300,476	(10,365,060)	2,702,283

120,936,050	117,684,614	22,977,456	22,087,327	85,024,545	84,724,069	90,901,511	88,199,228

$126,720,992	$120,936,050	$22,753,274	$22,977,456	$84,702,196	$85,024,545	$80,536,451	$90,901,511

$55,071	$49,460	$14,272	$14,088	$36,150	$34,784	$(12,641)	$(14,621)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Six Months Ended March 31, 2004	For the Period February 24, 2003 through September 30, 2003(a)	For the Six Months Ended March 31, 2004	For the Period February 24, 2003 through September 30, 2003(a)
	(Unaudited)		(Unaudited)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,214,404	$2,093,145	$148,280	$569,512
Dividends reinvested	22,652	5,351	4,862	2,620
Cost of shares redeemed	(614,941)	(231,028)	(25,522)	(89,868)

Change in net assets from Class A Share transactions	622,115	1,867,468	127,620	482,264
Institutional Shares:
Proceeds from shares issued	2,663,601	10,042,199	3,351,370	5,218,530
Proceeds from shares issued in conversion	—	7,798,122	—	—
Dividends reinvested	—	236	666	50
Cost of shares redeemed	(2,715,711)	(3,048,351)	(668,646)	(378,387)

Change in net assets from Institutional Share transactions	(52,110)	14,792,206	2,683,390	4,840,193

Change in net assets from capital transactions	$570,005	$16,659,674	$2,811,010	$5,322,457

Share Transactions:
Class A Shares:
Issued	118,399	205,729	14,588	56,126
Reinvested	2,211	532	478	262
Redeemed	(59,621)	(22,788)	(2,473)	(8,911)

Change in Class A Shares	60,989	183,473	12,593	47,477
Institutional Shares:
Issued	259,679	993,183	328,684	519,861
Issued in conversion	—	752,950	—	—
Reinvested	—	23	65	5
Redeemed	(265,902)	(301,946)	(65,725)	(37,955)

Change in Institutional Shares	(6,223)	1,444,210	263,024	481,911

Change in Shares	54,766	1,627,683	275,617	529,388

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,755,965	$6,272,803	510,770	$1,516,905	$1,880,930	$4,989,491	$540,526	$3,872,714
382,789	683,843	68,187	123,418	114,815	112,394	154,341	325,192
(1,637,725)	(5,332,328)	(518,953)	(1,091,369)	(706,319)	(707,752)	(848,390)	(2,550,651)

501,029	1,624,318	60,004	548,954	1,289,426	4,394,133	(153,523)	1,647,255

16,254,890	16,979,329	404,182	4,039,879	8,777,081	8,978,249	3,995,035	10,321,787
—	—	—	—	—	—	—	—
1,796	3,054	29	11	16,542	2,015	4,687	6,057
(10,620,286)	(14,716,301)	(747,562)	(3,732,064)	(9,825,769)	(12,835,483)	(13,942,618)	(8,093,045)

5,636,400	2,266,082	(343,351)	307,826	(1,032,146)	(3,855,219)	(9,942,896)	2,234,799

$6,137,429	$3,890,400	$(283,347)	$856,780	$257,280	$538,914	$(10,096,419)	$3,882,054

162,613	583,343	46,822	140,424	157,787	418,968	52,951	379,623
35,602	63,724	6,279	11,435	9,683	9,474	15,202	32,181
(152,727)	(498,545)	(47,422)	(101,195)	(59,250)	(59,265)	(83,482)	(249,953)

45,488	148,522	5,679	50,664	108,220	369,177	(15,329)	161,851

1,508,243	1,577,188	37,521	379,329	738,124	759,063	392,742	1,018,365
—	—	—	—	—	—	—	—
167	285	3	1	1,398	172	457	599
(986,114)	(1,375,261)	(68,929)	(348,700)	(828,472)	(1,081,350)	(1,374,474)	(797,898)

522,296	202,212	(31,405)	30,630	(88,950)	(322,115)	(981,275)	221,066

567,784	350,734	(25,726)	81,294	19,270	47,062	(996,604)	382,917

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

(Unaudited)

	Prime Money Market Fund		U.S. Treasury Money Market Fund
	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
	(Unaudited)		(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$2,539,419	$6,915,376	$2,289,545	$6,615,706
Net realized gains (losses) from investment transactions	—	—	—	—
Net realized distributions from underlying funds	—	—	—	—
Change in unrealized appreciation/depreciation of investments	—	—	—	—

Change in net assets from operations	2,539,419	6,915,376	2,289,545	6,615,706

Dividends to Class A Shareholders:
Net investment income	(676,452)	(2,074,611)	(124,869)	(506,047)
Net realized gains from investment transactions	—	—	—	—
Dividends to Class B Shareholders:
Net investment income	(606)	(4,355)	(237)	(1,907)
Net realized gains from investment transactions	—	—	—	—
Dividends to Class C Shareholders:
Net investment income	(130)	(621)	(1)	(18)
Net realized gains from investment transactions	—	—	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(1,862,231)	(4,835,789)	(2,164,438)	(6,107,734)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholder dividends	(2,539,419)	(6,915,376)	(2,289,545)	(6,615,706)

Capital Transactions:
Change in net assets from capital transactions	(96,584,803)	177,715,936	220,828,446	(139,758,717)

Change in net assets	(96,584,803)	177,715,936	220,828,446	(139,758,717)
Net Assets:
Beginning of period	1,130,007,373	952,291,437	974,215,537	1,113,974,254

End of period	$1,033,422,570	$1,130,007,373	$1,195,043,983	$974,215,537

Undistributed net investment income (loss)	$6,002	$6,002	$246	$246

(a)	Formerly known as Capital Manager Aggressive Growth Fund.

See accompanying notes to the financial statements.

Capital Manager Conservative Growth fund		Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund(a)
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$662,838	$660,544	$237,393	$398,785	$86,333	$166,302	$16,034	$28,080
(429,780)	(2,763,861)	(1)	(1,662,195)	(29,891)	(1,880,674)	(73,307)	(113,013)
243,148	39,836	93,661	24,499	31,778	9,222	—	—
4,405,819	5,055,638	4,610,789	5,254,630	4,467,679	5,642,636	2,945,399	2,472,894

4,882,025	2,992,157	4,941,842	4,015,719	4,555,899	3,937,486	2,888,126	2,387,961

(29,809)	(36,478)	(63,477)	(64,755)	(13,508)	(18,379)	(165)	(741)
—	(6,453)	—	(5,016)	—	—	—	(4,879)

(19,745)	(27,914)	(14,290)	(84,827)	—	(5,747)	—	—
—	(8,408)	—	(5,198)	—	—	—	(8,971)

(849)	(1,295)	(189)	(1,659)	—	(45)	—	—
—	(297)	—	(359)	—	—	—	(5)

(610,426)	(594,858)	(155,789)	(247,545)	(67,738)	(142,132)	(15,869)	(27,340)
—	(124,086)	—	(22,201)	—	—	—	(79,280)

(660,829)	(799,789)	(233,745)	(431,560)	(81,246)	(166,303)	(16,034)	(121,216)

34,908,587	6,142,386	19,260,758	10,886,904	8,612,317	5,161,203	3,545,135	4,237,424

39,129,783	8,334,754	23,968,855	14,471,063	13,086,970	(8,932,386)	6,417,227	6,504,169

37,624,685	29,289,931	43,332,812	28,861,749	35,337,037	26,404,651	19,804,126	13,299,957

$76,754,468	$37,624,685	$67,301,667	$43,332,812	$48,424,007	$35,337,037	$26,221,353	$19,804,126

$—	$(2,009)	$—	$(3,648)	$—	$(5,087)	$(1)	$(1)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Prime Money Market Fund		U.S. Treasury Money Market Fund
	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
	(Unaudited)		(Unaudited)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$263,764,581	$589,581,110	$74,704,730	$148,259,819
Dividends reinvested	669,238	2,291,903	117,752	605,871
Cost of shares redeemed	(273,704,100)	(549,280,266)	(76,311,113)	(211,636,359)

Change in net assets from Class A Share transactions	(9,270,281)	42,592,747	(1,488,631)	(62,770,669)
Class B Shares:
Proceeds from shares issued	615,623	1,452,053	165,864	692,662
Dividends reinvested	616	5,074	235	1,949
Cost of shares redeemed	(775,854)	(1,644,033)	(411,177)	(689,166)

Change in net assets from Class B Share transactions	(159,615)	(186,906)	(245,078)	5,445
Class C Shares:
Proceeds from shares issued	123,887	513,778	—	6,483
Dividends reinvested	128	685	1	19
Cost of shares redeemed	(150,196)	(273,476)	—	(8,485)

Change in net assets from Class C Share transactions	(26,181)	240,987	1	(1,983)
Institutional Shares:
Proceeds from shares issued	584,161,186	1,190,383,065	800,582,636	1,471,766,366
Dividends reinvested	135,498	272,801	339,607	1,027,743
Cost of shares redeemed	(671,425,410)	(1,055,586,758)	(578,360,089)	(1,549,785,619)

Change in net assets from Institutional Share transactions	(87,128,726)	135,069,108	222,562,154	(76,991,510)

Change in net assets from capital transactions	$(96,584,803)	$177,715,936	$220,828,446	$(139,758,717)

Share Transactions:
Class A Shares:
Issued	263,764,581	589,581,110	74,704,730	148,259,994
Reinvested	669,238	2,291,903	117,752	605,871
Redeemed	(273,704,100)	(549,280,266)	(76,311,113)	(211,636,359)

Change in Class A Shares	(9,270,281)	42,592,747	(1,488,631)	(62,770,494)
Class B Shares:
Issued	615,623	1,452,053	165,864	692,662
Reinvested	616	5,074	235	1,949
Redeemed	(775,854)	(1,644,033)	(411,177)	(689,166)

Change in Class B Shares	(159,615)	(186,906)	(245,078)	5,445
Class C Shares:
Issued	123,887	513,778	—	6,483
Reinvested	128	685	1	19
Redeemed	(150,196)	(273,476)	—	(8,485)

Change in Class C Shares	(26,181)	240,987	1	(1,983)
Institutional Shares:
Issued	584,161,186	1,190,383,065	800,582,636	1,471,766,366
Reinvested	135,498	272,801	339,607	1,027,743
Redeemed	(671,425,410)	(1,055,586,733)	(578,360,089)	(1,549,785,619)

Change in Institutional Shares	(87,128,726)	135,069,133	222,562,154	(76,991,510)

Change in Shares	(96,584,803)	177,715,961	220,828,446	(139,758,542)

(a)	Formerly known as Capital Manager Aggressive Growth Fund.

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund		Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund(a)
For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003	For the Six Months Ended March 31, 2004	For the Year Ended September 30, 2003
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,514,057	$2,845,223	9,661,787	$5,526,075	$5,091,380	$2,075,569	$820,671	$589,031
23,355	35,236	53,566	54,786	15,202	10,270	728	5,021
(216,338)	(1,618,794)	(926,471)	(1,190,812)	(620,579)	(548,649)	(209,718)	(143,655)

1,321,074	1,261,665	8,788,882	4,390,049	4,486,003	1,537,190	611,681	450,397

1,344,478	1,812,680	8,866,330	4,832,465	3,414,963	3,347,863	1,867,396	1,082,357
18,094	33,109	51,538	51,352	5,683	—	—	8,955
(313,136)	(545,717)	(773,098)	(967,788)	(886,452)	(781,806)	(157,659)	(150,991)

1,049,436	1,300,072	8,144,770	3,916,029	2,534,194	2,566,057	1,709,737	940,321

64,557	93,873	99,751	159,853	11,112	40,219	50,150	24,081
811	1,428	1,019	1,883	45	—	—	5
(18,242)	(19,259)	(5,956)	(309,259)	—	(4,866)	—	—

47,126	76,042	94,814	(147,523)	11,157	35,353	50,150	24,086

34,453,428	5,369,994	3,269,681	3,639,246	2,567,211	2,652,882	2,359,893	3,454,968
456,852	706,281	143,452	284,608	97,733	105,982	27,322	88,889
(2,419,329)	(2,571,668)	(1,180,841)	(1,195,505)	(1,083,981)	(1,736,261)	(1,213,648)	(721,237)

32,490,951	3,504,607	2,232,292	2,728,349	1,580,963	1,022,603	1,173,567	2,822,620

$34,908,587	$6,142,386	$19,260,758	$10,886,904	$8,612,317	$5,161,203	$3,545,135	$4,237,424

163,388	331,500	1,093,161	694,668	592,239	279,076	87,358	74,235
2,577	4,174	6,224	7,123	1,899	1,433	84	658
(23,233)	(188,711)	(104,603)	(156,364)	(72,937)	(76,971)	(21,656)	(17,486)

142,732	146,963	994,782	545,427	521,201	203,538	65,786	57,407

145,681	213,090	1,008,344	624,335	406,329	458,927	205,094	137,799
1,997	3,927	6,259	6,554	738	—	—	1,171
(34,045)	(64,023)	(88,927)	(127,145)	(105,538)	(112,243)	(17,285)	(19,669)

113,633	152,994	925,676	503,744	301,529	346,684	187,809	119,301

6,985	11,277	11,177	21,259	1,312	5,608	5,711	3,243
90	170	124	244	6	—	—	1
(1,987)	(2,191)	(665)	(40,601)	—	(728)	—	—

5,088	9,256	10,636	(19,098)	1,318	4,880	5,711	3,244

3,812,720	618,079	370,516	456,686	302,647	346,915	250,808	433,952
49,812	83,419	16,611	37,351	12,094	14,887	3,094	11,478
(260,305)	(296,854)	(135,104)	(149,186)	(129,162)	(228,937)	(131,210)	(88,233)

3,602,227	404,644	252,023	344,851	185,579	132,865	122,692	357,197

3,863,680	713,857	2,183,117	1,374,924	1,009,627	687,967	381,998	537,149

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Balanced Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.93	0.09		0.80		0.89	(0.08)	—	(0.08)
Year Ended September 30, 2003	$9.80	0.16		1.14		1.30	(0.17)	—	(0.17)
Year Ended September 30, 2002	$11.28	0.18	(e)	(1.48	)(e)	(1.30)	(0.18)	—	(0.18)
Year Ended September 30, 2001	$13.15	0.24		(1.32)		(1.08)	(0.25)	(0.54)	(0.79)
Year Ended September 30, 2000	$13.83	0.34		(0.10)		0.24	(0.34)	(0.58)	(0.92)
Year Ended September 30, 1999	$13.82	0.35		0.74		1.09	(0.35)	(0.73)	(1.08)
Large Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$14.87	0.13		2.18		2.31	(0.12)	—	(0.12)
Year Ended September 30, 2003	$12.84	0.23		2.03		2.26	(0.23)	—	(0.23)
Year Ended September 30, 2002	$16.79	0.18		(3.47)		(3.29)	(0.18)	(0.48)	(0.66)
Year Ended September 30, 2001	$18.57	0.22		(0.89)		(0.67)	(0.22)	(0.89)	(1.11)
Year Ended September 30, 2000	$19.60	0.49		0.56		1.05	(0.49)	(1.59)	(2.08)
Year Ended September 30, 1999	$18.48	0.25		1.93		2.18	(0.25)	(0.81)	(1.06)
Large Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.69	(0.01)		0.89		0.88	—	—	—
Year Ended September 30, 2003	$6.60	(0.02)		1.11		1.09	—	—	—
Year Ended September 30, 2002	$8.16	(0.06)		(1.50)		(1.56)	—	—	—
Year Ended September 30, 2001	$14.75	(0.05)		(5.56)		(5.61)	—	(0.98)	(0.98)
Year Ended September 30, 2000	$11.96	(0.06)		3.59		3.53	—	(0.74)	(0.74)
Year Ended September 30, 1999	$9.62	(0.04)		2.94		2.90	—	(0.56)	(0.56)
Mid Cap Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$12.98	0.10		2.28		2.38	(0.10)	—	(0.10)
Year Ended September 30, 2003	$10.93	0.16	(c)	2.04		2.20	(0.15)	—	(0.15)
Year Ended September 30, 2002	$13.12	0.17	(c)	(1.04)		(0.87)	(0.17)	(1.15)	(1.32)
February 1, 2001 to September 30, 2001(a)	$14.26	0.15		(1.15)		(1.00)	(0.14)	—	(0.14)
Year Ended January 31, 2001	$14.10	0.22		0.94		1.16	(0.21)	(0.79)	(1.00)
Year Ended January 31, 2000	$13.44	0.24		0.89		1.13	(0.19)	(0.28)	(0.47)
Year Ended January 31, 1999	$12.62	0.22		1.54		1.76	(0.24)	(0.70)	(0.94)
Mid Cap Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$9.84	(0.04)		1.39		1.35	—	—	—
Year Ended September 30, 2003	$8.07	(0.09)		1.86		1.77	—	—	—
Year Ended September 30, 2002	$9.80	(0.08	)(c)	(1.02)		(1.10)	—	(0.63)	(0.63)
February 1, 2001 to September 30, 2001(a)	$14.42	(0.07)		(4.55)		(4.62)	—	—	—
Year Ended January 31, 2001	$20.36	(0.13)		(1.99)		(2.12)	—	(3.82)	(3.82)
Year Ended January 31, 2000	$17.61	(0.17)		5.01		4.84	—	(2.09)	(2.09)
Year Ended January 31, 1999	$13.89	(0.01)		5.39		5.38	—	(1.66)	(1.66)
Small Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.44	(0.01)		2.19		2.18	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003(b)	$10.00	0.01	(c)	1.43		1.44	— (d)	—	— (d)
Small Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.50	(0.08)		1.30		1.22	—	—	—
Year Ended September 30, 2003	$9.38	(0.14)		2.26		2.12	—	—	—
Year Ended September 30, 2002	$12.13	(0.17	)(c)	(2.58)		(2.75)	—	—	—
Year Ended September 30, 2001	$34.87	(0.20)		(16.20)		(16.40)	—	(6.34)	(6.34)
Year Ended September 30, 2000	$24.92	(0.25)		13.20		12.95	—	(3.00)	(3.00)
Year Ended September 30, 1999	$17.50	(0.28)		7.70		7.42	—	—	—
Special Opportunities Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.53	(0.04)		2.19		2.15	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003(b)	$10.00	(0.01)		0.54		0.53	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and net investment income ratio would have been: $0.19, $(1.49), and 1.73%, respectively.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(f)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(g)	Ratio of net investment income (loss) to average net assets(g)		Ratio of expenses to average net assets*(g)	Portfolio turnover**

$11.74	8.20%	$1,603	0.96%	1.62%		1.65%	57.92%
$10.93	13.40%	$13,827	1.22%	1.52%		1.61%	84.27%
$9.80	(11.68)%	$13,954	1.28%	1.66	%(e)	1.67%	64.29%
$11.28	(8.72)%	$13,688	1.30%	2.03%		1.69%	116.03%
$13.15	1.74%	$17,726	1.22%	2.54%		1.65%	57.95%
$13.83	7.72%	$21,207	1.15%	2.43%		1.64%	35.98%

$17.06	15.50%	$28,120	1.18%	1.37%		1.56%	8.44%
$14.87	17.73%	$25,397	1.17%	1.67%		1.55%	18.89%
$12.84	(20.57)%	$22,222	1.23%	1.11%		1.62%	23.02%
$16.79	(3.77)%	$29,942	1.24%	1.23%		1.63%	24.20%
$18.57	5.69%	$33,004	1.17%	2.62%		1.60%	23.85%
$19.60	11.64%	$38,604	1.10%	1.22%		1.59%	13.52%

$8.57	11.44%	$8,459	1.21%	(0.36)%		1.58%	65.12%
$7.69	16.52%	$7,042	1.18%	(0.35)%		1.57%	91.73%
$6.60	(19.12)%	$6,240	1.28%	(0.57)%		1.67%	100.46%
$8.16	(40.36)%	$8,146	1.30%	(0.48)%		1.69%	96.41%
$14.75	30.08%	$13,156	1.24%	(0.43)%		1.66%	76.76%
$11.96	30.93%	$5,912	1.22%	(0.34)%		1.71%	67.59%

$15.26	18.40%	$8,582	1.22%	1.39%		1.34%	4.12%
$12.98	20.31%	$6,841	1.20%	1.33%		1.35%	18.28%
$10.93	(8.24)%	$5,070	1.15%	1.29%		1.38%	18.20%
$13.12	(7.09)%	$4,554	1.20%	1.45%		1.37%	27.04%
$14.26	8.76%	$5,691	1.21%	1.54%		1.36%	59.00%
$14.10	8.23%	$5,965	1.21%	1.39%		1.32%	15.00%
$13.44	14.43%	$6,206	1.21%	1.72%		1.34%	47.00%

$11.19	13.72%	$7,987	1.23%	(0.99)%		1.36%	59.55%
$9.84	21.93%	$6,486	1.19%	(0.96)%		1.36%	125.97%
$8.07	(12.54)%	$5,533	1.17%	(0.88)%		1.44%	117.06%
$9.80	(32.04)%	$7,386	1.25%	(0.52)%		1.47%	90.11%
$14.42	(10.84)%	$12,285	1.27%	(0.37)%		1.48%	63.00%
$20.36	28.47%	$23,668	1.27%	(0.59)%		1.55%	54.00%
$17.61	42.34%	$17,872	1.27%	(0.28)%		1.53%	74.00%

$13.50	19.18%	$260	1.61%	(0.21)%		1.97%	5.79%
$11.44	14.43%	$112	2.04%	0.35%		2.29%	48.84%

$12.72	10.61%	$6,311	1.58%	(1.29)%		1.88%	93.17%
$11.50	22.60%	$6,007	1.62%	(1.20)%		1.87%	197.85%
$9.38	(22.67)%	$5,145	1.73%	(1.43)%		1.98%	292.94%
$12.13	(54.95)%	$8,333	1.72%	(0.86)%		1.97%	286.49%
$34.87	54.34%	$28,936	1.66%	(0.74)%		1.91%	206.16%
$24.92	42.32%	$11,336	1.80%	(1.23)%		2.05%	184.39%

$12.60	20.47%	$13,836	1.28%	(0.71)%		1.86%	18.38%
$10.53	5.30%	$5,460	1.06%	(0.42)%		2.02%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$6.88	—	(d)	1.30		1.30	(0.01)	—	(0.01)
Year Ended September 30, 2003	$6.31	0.06	(e)	0.54		0.60	(0.03)	—	(0.03)
Year Ended September 30, 2002	$7.43	(0.02	)(e)	(1.10)		(1.12)	—	—	—
Year Ended September 30, 2001	$12.49	(0.05)		(2.99)		(3.04)	—	(2.02)	(2.02)
Year Ended September 30, 2000	$12.48	(0.04)		0.68		0.64	—	(0.63)	(0.63)
Year Ended September 30, 1999	$9.91	(0.01)		2.78		2.77	(0.03)	(0.17)	(0.20)
Short U.S. Government Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$9.89	0.09		0.02		0.11	(0.13)	—	(0.13)
Year Ended September 30, 2003	$10.08	0.27		(0.11)		0.16	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.04	0.43	(f)	0.06	(f)	0.49	(0.45)	—	(0.45)
Year Ended September 30, 2001	$9.63	0.51		0.41		0.92	(0.51)	—	(0.51)
Year Ended September 30, 2000	$9.65	0.50		(0.01)		0.49	(0.51)	—	(0.51)
Year Ended September 30, 1999	$10.06	0.50		(0.41)		0.09	(0.50)	—	(0.50)
Intermediate U.S. Government Fund(b)
Six Months Ended March 31, 2004 (Unaudited)	$10.57	0.15		0.05		0.20	(0.17)	(0.13)	(0.30)
Year Ended September 30, 2003	$10.77	0.35		(0.07)		0.28	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2002	$10.38	0.47	(g)	0.42	(g)	0.89	(0.50)	—	(0.50)
Year Ended September 30, 2001	$9.71	0.51		0.68		1.19	(0.52)	—	(0.52)
Year Ended September 30, 2000	$9.70	0.52		0.05		0.57	(0.53)	(0.03)	(0.56)
Year Ended September 30, 1999	$10.57	0.50		(0.76)		(0.26)	(0.50)	(0.11)	(0.61)
Intermediate Corporate Bond Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.72	0.21		0.12		0.33	(0.24)	—	(0.24)
Year Ended September 30, 2003	$10.33	0.47		0.41		0.88	(0.49)	—	(0.49)
Year Ended September 30, 2002	$10.56	0.53	(h)	(0.04	)(h)	0.49	(0.55)	(0.17)	(0.72)
Year Ended September 30, 2001	$9.98	0.60		0.58		1.18	(0.60)	—	(0.60)
December 2, 1999 to September 30, 2000(c)	$10.00	0.50		(0.02)		0.48	(0.50)	—	(0.50)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as Short U.S. Government Income Fund.
(b)	Formerly known as Intermediate U.S. Government Bond Fund.
(c)	Period from commencement of operations.
(d)	Amount is less than $0.005.
(e)	Per share net investment income (loss) has been calculated using the average daily shares method.
(f)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.
(g)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.
(h)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.
(i)	Not annualized for periods less than one year.
(j)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(i)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(j)	Ratio of net investment income (loss) to average net assets(j)		Ratio of expenses to average net assets*(j)	Portfolio turnover **

$8.17	18.94%	$1,684	1.63%	0.12%		1.94%	22.33%
$6.88	9.58%	$2,162	1.63%	0.95%		1.90%	199.78%
$6.31	(15.07)%	$1,412	1.68%	(0.24)%		1.93%	95.86%
$7.43	(28.52)%	$2,557	1.74%	(0.33)%		1.99%	144.35%
$12.49	4.75%	$2,681	1.76%	(0.26)%		2.01%	179.44%
$12.48	28.33%	$1,906	1.81%	(0.07)%		2.06%	82.00%

$9.87	1.14%	$8,642	0.99%	1.85%		1.40%	24.20%
$9.89	1.56%	$9,619	1.00%	2.48%		1.40%	93.86%
$10.08	5.03%	$5,286	1.03%	4.03	%(f)	1.43%	73.93%
$10.04	9.73%	$3,530	1.03%	5.12%		1.43%	101.28%
$9.63	5.24%	$3,270	1.01%	5.27%		1.41%	101.07%
$9.65	0.95%	$4,626	1.02%	5.04%		1.42%	99.99%

$10.47	1.92%	$11,272	1.06%	2.91%		1.41%	57.94%
$10.57	2.62%	$9,646	1.07%	3.13%		1.42%	209.07%
$10.77	8.85%	$6,453	1.10%	4.56	%(g)	1.45%	79.36%
$10.38	12.53%	$4,450	1.11%	5.12%		1.46%	84.76%
$9.71	6.09%	$2,579	1.08%	5.46%		1.43%	103.41%
$9.70	(2.49)%	$3,308	1.08%	5.00%		1.43%	73.46%

$10.81	3.11%	$4,910	1.07%	3.97%		1.43%	20.29%
$10.72	8.69%	$4,308	1.08%	4.34%		1.44%	43.98%
$10.33	4.98%	$2,042	1.11%	5.11	%(h)	1.50%	69.15%
$10.56	12.10%	$426	1.06%	5.76%		1.45%	142.35%
$9.98	4.97%	$236	1.03%	6.06%		1.59%	186.79%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Kentucky Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.23	0.13		0.08	0.21	(0.14)	—	(0.14)
February 24, 2003 to September 30, 2003(a)	$10.00	0.15	(c)	0.35	0.50	(0.27)	—	(0.27)
Maryland Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.15	0.12		0.07	0.19	(0.12)	—	(0.12)
February 24, 2003 to September 30, 2003(a)	$10.00	0.18		0.15	0.33	(0.18)	—	(0.18)
North Carolina Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.81	0.17		0.01	0.18	(0.17)	(0.04)	(0.21)
Year Ended September 30, 2003	$10.86	0.33		(0.01)	0.32	(0.33)	(0.04)	(0.37)
Year Ended September 30, 2002	$10.54	0.36		0.40	0.76	(0.36)	(0.08)	(0.44)
Year Ended September 30, 2001	$9.97	0.38		0.57	0.95	(0.38)	—	(0.38)
Year Ended September 30, 2000	$9.89	0.40		0.08	0.48	(0.40)	—	(0.40)
Year Ended September 30, 1999	$10.52	0.40		(0.56)	(0.16)	(0.40)	(0.07)	(0.47)
South Carolina Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.88	0.17		0.03	0.20	(0.17)	(0.01)	(0.18)
Year Ended September 30, 2003	$10.87	0.34		0.01	0.35	(0.34)	—	(0.34)
Year Ended September 30, 2002	$10.46	0.37		0.41	0.78	(0.37)	—	(0.37)
Year Ended September 30, 2001	$9.90	0.38		0.56	0.94	(0.38)	—	(0.38)
Year Ended September 30, 2000	$9.80	0.39		0.10	0.49	(0.39)	—	(0.39)
Year Ended September 30, 1999	$10.47	0.38		(0.59)	(0.21)	(0.38)	(0.08)	(0.46)
Virginia Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.96	0.19		— (d)	0.19	(0.19)	(0.08)	(0.27)
Year Ended September 30, 2003	$11.99	0.37		0.01	0.38	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2002	$11.57	0.41		0.42	0.83	(0.41)	—	(0.41)
Year Ended September 30, 2001	$10.96	0.42		0.61	1.03	(0.42)	—	(0.42)
Year Ended September 30, 2000	$10.86	0.45		0.10	0.55	(0.45)	—	(0.45)
May 17, 1999 to September 30, 1999(a)	$11.24	0.30		(0.38)	(0.08)	(0.30)	—	(0.30)
West Virginia Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.20	0.15		0.03	0.18	(0.16)	(0.04)	(0.20)
Year Ended September 30, 2003	$10.35	0.33	(c)	0.01	0.34	(0.33)	(0.16)	(0.49)
Year Ended September 30, 2002	$10.01	0.43		0.31	0.74	(0.38)	(0.02)	(0.40)
February 1, 2001 to September 30, 2001(b)	$9.92	0.29		0.09	0.38	(0.29)	—	(0.29)
Year Ended January 31, 2001	$9.18	0.46		0.74	1.20	(0.46)	—	(0.46)
Year Ended January 31, 2000	$10.26	0.44		(0.98)	(0.54)	(0.49)	(0.05)	(0.54)
Year Ended January 31, 1999	$10.32	0.47		0.05	0.52	(0.47)	(0.11)	(0.58)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginina Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(e)	Ratio of net investment income (loss) to average net assets(e)	Ratio of expenses to average net assets*(e)	Portfolio turnover**

$10.30	2.06%	$2,518	0.66%	2.73%	1.58%	8.44%
$10.23	5.09%	$1,877	0.62%	2.50%	1.65%	42.87%

$10.22	1.90%	$614	0.68%	2.37%	1.84%	18.66%
$10.15	3.32%	$482	0.72%	2.22%	2.24%	40.16%

$10.78	1.65%	$25,751	0.91%	3.12%	1.42%	23.76%
$10.81	3.04%	$25,323	0.92%	3.11%	1.42%	44.56%
$10.86	7.46%	$23,828	0.93%	3.41%	1.43%	20.39%
$10.54	9.69%	$18,718	0.93%	3.66%	1.43%	47.35%
$9.97	5.04%	$11,403	0.95%	4.12%	1.46%	80.33%
$9.89	(1.53)%	$13,677	0.95%	3.95%	1.47%	39.70%

$10.90	1.91%	$4,753	0.88%	3.15%	1.42%	11.70%
$10.88	3.29%	$4,680	0.86%	3.14%	1.43%	32.04%
$10.87	7.67%	$4,128	0.83%	3.52%	1.48%	21.81%
$10.46	9.67%	$2,143	0.87%	3.73%	1.52%	36.67%
$9.90	5.10%	$1,251	0.90%	3.97%	1.72%	84.20%
$9.80	(2.09)%	$1,160	0.97%	3.72%	1.91%	71.96%

$11.88	1.60%	$8,685	0.91%	3.17%	1.41%	8.35%
$11.96	3.24%	$7,447	0.92%	3.14%	1.42%	34.17%
$11.99	7.36%	$3,041	0.96%	3.45%	1.46%	13.12%
$11.57	9.58%	$714	0.90%	3.71%	1.40%	31.28%
$10.96	5.22%	$180	0.93%	4.15%	1.40%	64.45%
$10.86	(0.66)%	$74	1.00%	4.05%	1.51%	27.05%

$10.18	1.83%	$11,357	1.01%	3.18%	1.02%	4.20%
$10.20	3.41%	$11,541	0.98%	3.23%	1.01%	25.59%
$10.35	7.61%	$10,029	0.97%	3.78%	1.13%	61.44%
$10.01	3.67%	$7,992	0.88%	4.40%	1.05%	15.75%
$9.92	13.42%	$9,235	0.97%	4.86%	1.08%	7.00%
$9.18	(5.39)%	$8,790	0.97%	4.65%	1.02%	10.00%
$10.26	5.11%	$9,477	0.97%	4.52%	1.04%	14.00%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2002	$1.00	0.01		— (d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 1999	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
U.S. Treasury Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 1999	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Capital Manager Conservative Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.84	0.08		0.59	0.67	(0.08)	—	(0.08)
Year Ended September 30, 2003	$8.29	0.18		0.57	0.75	(0.16)	(0.04)	(0.20)
Year Ended September 30, 2002	$9.12	0.23		(0.68)	(0.45)	(0.20)	(0.18)	(0.38)
Year Ended September 30, 2001	$10.71	0.28		(0.99)	(0.71)	(0.30)	(0.58)	(0.88)
Year Ended September 30, 2000	$10.39	0.38		0.54	0.92	(0.38)	(0.22)	(0.60)
Year Ended September 30, 1999	$10.05	0.30		0.52	0.82	(0.31)	(0.17)	(0.48)
Capital Manager Moderate Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.28	0.04		0.81	0.85	(0.04)	—	(0.04)
Year Ended September 30, 2003	$7.47	0.08		0.82	0.90	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.12		(0.99)	(0.87)	(0.11)	(0.37)	(0.48)
Year Ended September 30, 2001	$11.25	0.23		(1.70)	(1.47)	(0.24)	(0.72)	(0.96)
Year Ended September 30, 2000	$10.65	0.31		0.89	1.20	(0.31)	(0.29)	(0.60)
Year Ended September 30, 1999	$9.85	0.22		1.06	1.28	(0.23)	(0.25)	(0.48)
Capital Manager Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.81	0.01		0.95	0.96	(0.01)	—	(0.01)
Year Ended September 30, 2003	$6.87	0.04		0.94	0.98	(0.04)	—	(0.04)
Year Ended September 30, 2002	$8.46	0.03		(1.20)	(1.17)	(0.02)	(0.40)	(0.42)
Year Ended September 30, 2001	$11.66	0.16		(2.43)	(2.27)	(0.16)	(0.77)	(0.93)
Year Ended September 30, 2000	$10.79	0.25		1.24	1.49	(0.26)	(0.36)	(0.62)
Year Ended September 30, 1999	$9.67	0.15		1.46	1.61	(0.17)	(0.32)	(0.49)
Capital Manager Equity Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$8.45	0.01		1.17	1.18	—	—	—
Year Ended September 30, 2003	$7.36	—	(c)(d)	1.15	1.15	(0.01)	(0.05)	(0.06)
Year Ended September 30, 2002	$8.96	(0.02)		(1.58)	(1.60)	—	—	—
March 19, 2001 to September 30, 2001(b)	$10.00	—	(d)	(1.03)	(1.03)	(0.01)	—	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as Capital Manager Aggressive Growth Fund.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(f)	Ratio of net investment income (loss) to average net assets(f)	Ratio of expenses to average net assets*(f)	Portfolio turnover**

$1.00	0.15%	$450,105	0.88%	0.30%	1.19%	—
$1.00	0.48%	$459,375	0.98%	0.47%	1.19%	—
$1.00	1.21%	$416,782	1.05%	1.20%	1.23%	—
$1.00	4.42%	$396,119	1.01%	4.22%	1.24%	—
$1.00	5.35%	$277,219	1.00%	5.68%	1.25%	—
$1.00	4.42%	$5,395	0.80%	4.34%	1.39%	—

$1.00	0.09%	$133,570	0.82%	0.18%	1.22%	—
$1.00	0.30%	$135,059	0.99%	0.32%	1.20%	—
$1.00	1.01%	$197,830	1.05%	1.01%	1.24%	—
$1.00	4.20%	$208,914	1.03%	4.08%	1.23%	—
$1.00	4.98%	$170,380	1.00%	5.11%	1.23%	—
$1.00	4.08%	$42,241	0.84%	4.00%	1.23%	—

$9.43	7.54%	$4,094	0.68%	1.67%	1.13%	1.97%
$8.84	9.09%	$2,579	0.78%	1.86%	1.23%	33.03%
$8.29	(5.18)%	$1,198	0.79%	2.25%	1.24%	6.29%
$9.12	(7.10)%	$555	0.78%	2.87%	1.23%	35.75%
$10.71	9.08%	$293	0.66%	3.55%	1.10%	38.27%
$10.39	8.19%	$532	0.62%	2.95%	1.07%	16.45%

$9.09	10.23%	$17,886	0.73%	0.88%	1.18%	—
$8.28	12.13%	$8,054	0.75%	1.11%	1.20%	21.46%
$7.47	(10.76)%	$3,194	0.81%	1.26%	1.26%	14.56%
$8.82	(14.00)%	$2,206	0.78%	2.14%	1.23%	24.24%
$11.25	11.35%	$1,318	0.74%	2.67%	1.19%	46.69%
$10.65	13.07%	$1,635	0.68%	1.93%	1.13%	17.33%

$8.76	12.34%	$9,791	0.76%	0.46%	1.18%	0.21%
$7.81	14.22%	$4,660	0.80%	0.59%	1.25%	17.80%
$6.87	(14.82)%	$2,700	0.87%	0.39%	1.32%	8.38%
$8.46	(20.86)%	$2,511	0.84%	1.35%	1.29%	27.33%
$11.66	14.02%	$1,606	0.70%	2.24%	1.14%	43.28%
$10.79	16.81%	$990	0.69%	1.24%	1.14%	17.93%

$9.63	13.98%	$2,031	0.81%	0.05%	1.31%	3.41%
$8.45	15.61%	$1,225	0.95%	0.05%	1.40%	8.30%
$7.36	(17.86)%	$645	0.90%	(0.15)%	1.35%	5.75%
$8.96	(10.35)%	$185	1.12%	(0.28)%	1.57%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends

	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Balanced Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.86	0.09		0.79		0.88	(0.08)	—	(0.08)
Year Ended September 30, 2003	$9.73	0.08		1.15		1.23	(0.10)	—	(0.10)
Year Ended September 30, 2002	$11.20	0.09	(c)	(1.46	)(c)	(1.37)	(0.10)	—	(0.10)
Year Ended September 30, 2001	$13.06	0.18		(1.34)		(1.16)	(0.16)	(0.54)	(0.70)
Year Ended September 30, 2000	$13.75	0.24		(0.11)		0.13	(0.24)	(0.58)	(0.82)
Year Ended September 30, 1999	$13.76	0.26		0.71		0.97	(0.25)	(0.73)	(0.98)
Large Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$14.75	0.05		2.17		2.22	(0.05)	—	(0.05)
Year Ended September 30, 2003	$12.75	0.12		2.01		2.13	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.68	0.06		(3.44)		(3.38)	(0.07)	(0.48)	(0.55)
Year Ended September 30, 2001	$18.47	0.09		(0.89)		(0.80)	(0.10)	(0.89)	(0.99)
Year Ended September 30, 2000	$19.51	0.35		0.56		0.91	(0.36)	(1.59)	(1.95)
Year Ended September 30, 1999	$18.42	0.11		1.90		2.01	(0.11)	(0.81)	(0.92)
Large Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.36	(0.05)		0.86		0.81	—	—	—
Year Ended September 30, 2003	$6.36	(0.08	)(b)	1.08		1.00	—	—	—
Year Ended September 30, 2002	$7.93	(0.12)		(1.45)		(1.57)	—	—	—
Year Ended September 30, 2001	$14.47	(0.11)		(5.45)		(5.56)	—	(0.98)	(0.98)
Year Ended September 30, 2000	$11.82	(0.17)		3.56		3.39	—	(0.74)	(0.74)
Year Ended September 30, 1999	$9.58	(0.12)		2.92		2.80	—	(0.56)	(0.56)
Mid Cap Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$12.91	0.05		2.28		2.33	(0.07)	—	(0.07)
Year Ended September 30, 2003	$10.90	0.07	(b)	2.03		2.10	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.10	0.08		(1.03)		(0.95)	(0.10)	(1.15)	(1.25)
July 25, 2001 to September 30, 2001(a)	$14.14	0.03		(1.02)		(0.99)	(0.05)	—	(0.05)
Mid Cap Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$9.68	(0.07)		1.36		1.29	—	—	—
Year Ended September 30, 2003	$8.00	(0.13)		1.81		1.68	—	—	—
Year Ended September 30, 2002	$9.79	(0.14	)(b)	(1.02)		(1.16)	—	(0.63)	(0.63)
July 25, 2001 to September 30, 2001(a)	$11.20	(0.01)		(1.40)		(1.41)	—	—	—
Small Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.40	(0.06)		2.18		2.12	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003(a)	$10.00	(0.04	)(b)	1.44		1.40	—	—	—
Small Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.68	(0.12)		1.21		1.09	—	—	—
Year Ended September 30, 2003	$8.78	(0.18	)(b)	2.08		1.90	—	—	—
Year Ended September 30, 2002	$11.43	(0.25	)(b)	(2.40)		(2.65)	—	—	—
Year Ended September 30, 2001	$33.53	(0.31)		(15.45)		(15.76)	—	(6.34)	(6.34)
Year Ended September 30, 2000	$24.21	(0.49)		12.81		12.32	—	(3.00)	(3.00)
Year Ended September 30, 1999	$17.13	(0.41)		7.49		7.08	—	—	—
Special Opportunities Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.50	(0.08)		2.18		2.10	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003(a)	$10.00	(0.02)		0.52		0.50	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been; $0.10, $(1.47), and 0.97%, respectively.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(e)	Ratio of net investment income (loss) to average net assets(e)		Ratio of expenses to average net assets*(e)	Portfolio turnover**

$11.66	8.16%	$1,139	0.96%	1.63%		2.15%	57.92%
$10.86	12.65%	$12,735	1.97%	0.77%		2.11%	84.27%
$9.73	(12.33)%	$12,737	2.04%	0.90	%(c)	2.18%	64.29%
$11.20	(9.38)%	$15,712	2.05%	1.28%		2.19%	116.03%
$13.06	0.92%	$18,859	1.97%	1.79%		2.15%	57.95%
$13.75	6.82%	$21,610	1.90%	1.70%		2.14%	35.98%

$16.92	15.07%	$29,328	1.93%	0.62%		2.06%	8.44%
$14.75	16.74%	$26,215	1.91%	0.92%		2.05%	18.89%
$12.75	(21.14)%	$24,849	1.98%	0.36%		2.12%	23.02%
$16.68	(4.51)%	$33,489	1.99%	0.48%		2.13%	24.20%
$18.47	4.88%	$36,078	1.92%	1.90%		2.10%	23.85%
$19.51	10.73%	$38,590	1.84%	0.47%		2.08%	13.52%

$8.17	11.01%	$15,440	1.96%	(1.11)%		2.08%	65.12%
$7.36	15.72%	$14,217	1.93%	(1.10)%		2.07%	91.73%
$6.36	(19.80)%	$13,040	2.03%	(1.32)%		2.17%	100.46%
$7.93	(40.82)%	$17,089	2.05%	(1.24)%		2.19%	96.41%
$14.47	29.22%	$27,172	1.99%	(1.18)%		2.16%	76.76%
$11.82	29.97%	$12,289	1.97%	(1.08)%		2.21%	67.59%

$15.17	18.06%	$3,188	1.97%	0.64%		2.09%	4.12%
$12.91	19.31%	$2,071	1.95%	0.58%		2.10%	18.28%
$10.90	(8.80)%	$1,158	1.91%	0.63%		2.12%	18.20%
$13.10	(6.56)%	$99	1.87%	2.22%		2.21%	27.04%

$10.97	13.33%	$1,854	1.98%	(1.74)%		2.11%	59.55%
$9.68	21.00%	$1,030	1.95%	(1.73)%		2.11%	125.97%
$8.00	(13.20)%	$507	1.76%	(1.52)%		2.07%	117.06%
$9.79	(12.59)%	$48	2.11%	(1.91)%		2.33%	90.11%

$13.40	18.71%	$80	2.36%	(0.96)%		2.47%	5.79%
$11.40	14.00%	$29	2.69%	(0.93)%		2.69%	48.84%

$11.77	10.21%	$7,736	2.33%	(2.04)%		2.38%	93.17%
$10.68	21.64%	$7,520	2.37%	(1.95)%		2.37%	197.85%
$8.78	(23.18)%	$6,703	2.48%	(2.18)%		2.48%	292.94%
$11.43	(55.33)%	$9,356	2.48%	(1.62)%		2.48%	286.49%
$33.53	53.29%	$20,707	2.41%	(1.49)%		2.41%	206.16%
$24.21	41.25%	$11,054	2.55%	(1.98)%		2.55%	184.39%

$12.52	20.05%	$8,683	2.01%	(1.45)%		2.36%	18.38%
$10.50	5.00%	$4,360	1.80%	(1.16)%		2.50%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$6.57	(0.02)		1.23		1.21	—	—	—
Year Ended September 30, 2003	$6.07	(0.02	)(c)	0.54		0.52	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.19	(0.07	)(c)	(1.05)		(1.12)	—	—	—
Year Ended September 30, 2001	$12.24	(0.07)		(2.96)		(3.03)	—	(2.02)	(2.02)
Year Ended September 30, 2000	$12.34	(0.15)		0.68		0.53	—	(0.63)	(0.63)
Year Ended September 30, 1999	$9.85	(0.10)		2.77		2.67	(0.01)	(0.17)	(0.18)
Intermediate U.S. Government Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$10.53	0.11		0.05		0.16	(0.13)	(0.13)	(0.26)
Year Ended September 30, 2003	$10.73	0.27		(0.07)		0.20	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.39	(d)	0.41	(d)	0.80	(0.42)	—	(0.42)
Year Ended September 30, 2001	$9.69	0.45		0.65		1.10	(0.44)	—	(0.44)
Year Ended September 30, 2000	$9.68	0.45		0.04		0.49	(0.45)	(0.03)	(0.48)
Year Ended September 30, 1999	$10.54	0.43		(0.75)		(0.32)	(0.43)	(0.11)	(0.54)
Intermediate Corporate Bond Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.72	0.17		0.13		0.30	(0.20)	—	(0.20)
Year Ended September 30, 2003	$10.34	0.39		0.40		0.79	(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.57	0.45	(e)	(0.04	)(e)	0.41	(0.47)	(0.17)	(0.64)
Year Ended September 30, 2001	$9.98	0.52		0.59		1.11	(0.52)	—	(0.52)
December 2, 1999 to September 30, 2000(b)	$10.00	0.44		(0.02)		0.42	(0.44)	—	(0.44)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as Intermediate U.S. Government Bond Fund.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39, and 3.99%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(f)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(g)	Ratio of net investment income (loss) to average net assets(g)		Ratio of expenses to average net assets*(g)	Portfolio turnover**

$7.78	18.42%	$2,214	2.38%	(0.52)%		2.44%	22.33%
$6.57	8.63%	$2,012	2.40%	(0.37)%		2.41%	199.78%
$6.07	(15.58)%	$2,056	2.43%	(1.01)%		2.43%	95.86%
$7.19	(29.11)%	$2,680	2.49%	(1.19)%		2.49%	144.35%
$12.24	3.88%	$3,861	2.51%	(0.99)%		2.51%	179.44%
$12.34	27.46%	$2,378	2.56%	(0.84)%		2.56%	82.00%

$10.43	1.54%	$7,912	1.81%	2.16%		1.91%	57.94%
$10.53	1.86%	$7,869	1.82%	2.42%		1.92%	209.97%
$10.73	7.96%	$5,981	1.85%	3.81	%(d)	1.95%	79.36%
$10.35	11.61%	$4,310	1.86%	4.38%		1.96%	84.76%
$9.69	5.31%	$2,329	1.83%	4.71%		1.93%	103.41%
$9.68	(3.13)%	$2,679	1.83%	4.28%		1.93%	73.46%

$10.82	2.82%	$6,692	1.82%	3.22%		1.93%	20.29%
$10.72	7.77%	$6,358	1.83%	3.61%		1.94%	43.98%
$10.34	4.18%	$4,465	1.84%	4.39	%(e)	1.99%	69.15%
$10.57	11.41%	$1,976	1.73%	4.95%		1.90%	142.35%
$9.98	4.41%	$70	1.75%	5.34%		2.03%	186.79%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 1999	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
U.S. Treasury Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 1999	$1.00	0.03		—	0.03	(0.03)	—	(0.03)
Capital Manager Conservative Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.85	0.04		0.58	0.62	(0.04)	—	(0.04)
Year Ended September 30, 2003	$8.29	0.11		0.59	0.70	(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.13	0.15		(0.67)	(0.52)	(0.14)	(0.18)	(0.32)
Year Ended September 30, 2001	$10.71	0.22		(0.98)	(0.76)	(0.24)	(0.58)	(0.82)
Year Ended September 30, 2000	$10.39	0.29		0.56	0.85	(0.31)	(0.22)	(0.53)
January 29, 1999 to September 30, 1999(b)	$10.54	0.21		(0.15)	0.06	(0.21)	—	(0.21)
Capital Manager Moderate Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.15	0.04		0.77	0.81	(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.41	0.04		0.80	0.84	(0.09)	(0.01)	(0.10)
Year Ended September 30, 2002	$8.75	0.05		(0.97)	(0.92)	(0.05)	(0.37)	(0.42)
Year Ended September 30, 2001	$11.21	0.19		(1.74)	(1.55)	(0.19)	(0.72)	(0.91)
Year Ended September 30, 2000	$10.64	0.22		0.88	1.10	(0.24)	(0.29)	(0.53)
January 29, 1999 to September 30, 1999(b)	$10.64	0.14		—	0.14	(0.14)	—	(0.14)
Capital Manager Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.70	(0.01)		0.93	0.92	—	—	—
Year Ended September 30, 2003	$6.80	(0.01)		0.91	0.90	— (d)	—	— (d)
Year Ended September 30, 2002	$8.42	(0.01)		(1.21)	(1.22)	—	(0.40)	(0.40)
Year Ended September 30, 2001	$11.64	0.09		(2.42)	(2.33)	(0.12)	(0.77)	(0.89)
Year Ended September 30, 2000	$10.79	0.17		1.24	1.41	(0.20)	(0.36)	(0.56)
January 29, 1999 to September 30, 1999(b)	$10.69	0.10		0.10	0.20	(0.10)	—	(0.10)
Capital Manager Equity Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$8.30	—	(d)	1.13	1.13	—	—	—
Year Ended September 30, 2003	$7.28	(0.05	)(c)	1.12	1.07	—	(0.05)	(0.05)
Year Ended September 30, 2002	$8.93	(0.04)		(1.61)	(1.65)	—	—	—
March 19,2001 to September 30, 2001(b)	$10.00	(0.02)		(1.05)	(1.07)	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as Capital Manager Aggressive Growth Fund.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(f)	Ratio of net investment income (loss) to average net assets(f)	Ratio of expenses to average net assets*(f)	Portfolio turnover**

$1.00	0.02%	$2,383	1.13%	0.05%	1.69%	—
$1.00	0.15%	$2,543	1.32%	0.16%	1.69%	—
$1.00	0.60%	$2,730	1.67%	0.70%	1.77%	—
$1.00	3.80%	$84,446	1.61%	3.58%	1.74%	—
$1.00	4.65%	$41,644	1.63%	4.76%	1.80%	—
$1.00	3.64%	$9,391	1.56%	3.58%	1.89%	—

$1.00	0.02%	$881	0.95%	0.05%	1.72%	—
$1.00	0.16%	$1,126	1.12%	0.15%	1.70%	—
$1.00	0.39%	$1,121	1.69%	0.48%	1.77%	—
$1.00	3.56%	$18,449	1.63%	3.36%	1.73%	—
$1.00	4.28%	$10,425	1.63%	4.43%	1.73%	—
$1.00	3.31%	$2,264	1.59%	3.25%	1.73%	—

$9.43	7.06%	$4,427	1.43%	0.92%	1.63%	1.97%
$8.85	8.45%	$3,150	1.53%	1.07%	1.73%	33.03%
$8.29	(5.94)%	$1,682	1.53%	1.49%	1.73%	6.29%
$9.13	(7.50)%	$916	1.58%	1.85%	1.78%	35.75%
$10.71	8.31%	$150	1.41%	2.75%	1.60%	38.27%
$10.39	0.59%	$110	1.35%	3.92%	1.75%	16.45%

$8.95	9.92%	$18,080	1.48%	0.13%	1.68%	—
$8.15	11.29%	$8,929	1.50%	0.35%	1.70%	21.46%
$7.41	(11.35)%	$4,384	1.56%	0.52%	1.76%	14.56%
$8.75	(14.82)%	$3,096	1.55%	1.05%	1.75%	24.24%
$11.21	10.45%	$542	1.54%	1.94%	1.69%	46.69%
$10.64	1.29%	$197	1.47%	2.54%	1.78%	17.33%

$8.62	11.95%	$12,833	1.51%	(0.29)%	1.68%	0.21%
$7.70	13.31%	$9,142	1.55%	(0.16)%	1.75%	17.80%
$6.80	(15.53)%	$5,712	1.62%	(0.35)%	1.82%	8.38%
$8.42	(21.44)%	$4,720	1.60%	0.45%	1.80%	27.33%
$11.64	13.23%	$1,993	1.45%	1.49%	1.64%	43.28%
$10.79	1.87%	$163	1.94%	1.16%	2.14%	17.93%

$9.43	13.61%	$4,581	1.56%	(0.70)%	1.81%	3.41%
$8.30	14.74%	$2,475	1.70%	(0.69)%	1.90%	8.30%
$7.28	(18.48)%	$1,302	1.67%	(0.94)%	1.87%	5.75%
$8.93	(10.70)%	$754	1.93%	(1.05)%	2.13%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Balanced Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.85	0.10		0.78		0.88	(0.08)	—	(0.08)
Year Ended September 30, 2003	$9.73	0.09		1.13		1.22	(0.10)	—	(0.10)
Year Ended September 30, 2002	$11.19	0.11	(b)(c)	(1.47	)(c)	(1.36)	(0.10)	—	(0.10)
February 1, 2001 to September 30, 2001(a)	$12.67	0.18		(1.48)		(1.30)	(0.18)	—	(0.18)
Large Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$14.73	0.05		2.17		2.22	(0.06)	—	(0.06)
Year Ended September 30, 2003	$12.74	0.13		1.99		2.12	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.67	0.08		(3.45)		(3.37)	(0.08)	(0.48)	(0.56)
February 1, 2001 to September 30, 2001(a)	$18.15	0.06		(1.47)		(1.41)	(0.07)	—	(0.07)
Large Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.37	(0.07)		0.88		0.81	—	—	—
Year Ended September 30, 2003	$6.37	(0.08	)(b)	1.08		1.00	—	—	—
Year Ended September 30, 2002	$7.94	(0.10	)(b)	(1.47)		(1.57)	—	—	—
February 1, 2001 to September 30, 2001(a)	$11.75	(0.06)		(3.75)		(3.81)	—	—	—
Mid Cap Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$12.92	0.05		2.27		2.32	(0.07)	—	(0.07)
Year Ended September 30, 2003	$10.90	0.07	(b)	2.04		2.11	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.11	0.08		(1.04)		(0.96)	(0.10)	(1.15)	(1.25)
July 25, 2001 to September 30, 2001(a)	$14.14	0.03		(1.03)		(1.00)	(0.03)	—	(0.03)
Mid Cap Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$9.69	(0.07)		1.35		1.28	—	—	—
Year Ended September 30, 2003	$8.00	(0.15)		1.84		1.69	—	—	—
Year Ended September 30, 2002	$9.79	(0.15	)(b)	(1.01)		(1.16)	—	(0.63)	(0.63)
July 25, 2001 to September 30, 2001(a)	$11.20	(0.01)		(1.40)		(1.41)	—	—	—
Small Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.40	(0.07)		2.18		2.11	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003(a)	$10.00	(0.05	)(b)	1.45		1.40	—	—	—
Small Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.70	(0.12)		1.20		1.08	—	—	—
Year Ended September 30, 2003	$8.79	(0.18	)(b)	2.09		1.91	—	—	—
Year Ended September 30, 2002	$11.45	(0.23	)(b)	(2.43)		(2.66)	—	—	—
February 1, 2001 to September 30, 2001(a)	$19.98	(0.08)		(8.45)		(8.53)	—	—	—
Special Opportunities Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.50	(0.09)		2.19		2.10	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003(a)	$10.00	(0.02)		0.52		0.50	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.12, $(1.48), and 1.05%, respectively.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(e)	Ratio of net investment income (loss) to average net assets(e)		Ratio of expenses to average net assets*(e)	Portfolio turnover**

$11.65	8.17%	$7	0.96%	1.69%		2.15%	57.92%
$10.85	12.54%	$218	1.98%	0.80%		2.12%	84.27%
$9.73	(12.24)%	$283	1.99%	0.98	%(c)	2.12%	64.29%
$11.19	(11.01)%	$2	2.27%	1.02%		2.42%	116.03%

$16.89	15.03%	$146	1.93%	0.62%		2.06%	8.44%
$14.73	16.72%	$122	1.92%	0.90%		2.06%	18.89%
$12.74	(21.10)%	$52	1.94%	0.41%		2.08%	23.02%
$16.67	(7.80)%	$13	2.03%	0.36%		2.16%	24.20%

$8.18	10.99%	$27	1.96%	(1.11)%		2.08%	65.12%
$7.37	15.70%	$31	1.93%	(1.10)%		2.06%	91.73%
$6.37	(19.77)%	$37	1.98%	(1.23)%		2.12%	100.46%
$7.94	(32.43)%	$8	2.04%	(1.34)%		2.18%	96.41%

$15.17	17.96%	$547	1.97%	0.64%		2.09%	4.12%
$12.92	19.40%	$484	1.95%	0.61%		2.10%	18.28%
$10.90	(8.86)%	$300	1.91%	0.65%		2.12%	18.20%
$13.11	(7.07)%	$1	2.15%	1.08%		2.52%	27.04%

$10.97	13.21%	$216	1.98%	(1.74)%		2.11%	59.55%
$9.69	21.13%	$164	1.95%	(1.71)%		2.11%	125.97%
$8.00	(13.20)%	$143	1.81%	(1.58)%		2.13%	117.06%
$9.79	(13.13)%	$1	2.19%	(1.91)%		2.49%	90.11%

$13.39	18.62%	$1	2.35%	(1.04)%		2.47%	5.79%
$11.40	14.00%	$1	2.64%	(1.15)%		2.64%	48.84%

$11.78	10.09%	$36	2.33%	(2.04)%		2.38%	93.17%
$10.70	21.73%	$50	2.37%	(1.95)%		2.37%	197.85%
$8.79	(23.23)%	$31	2.47%	(2.11)%		2.47%	292.94%
$11.45	(42.69)%	$8	2.42%	(1.99)%		2.42%	286.49%

$12.52	20.05%	$8,966	2.02%	(1.45)%		2.36%	18.38%
$10.50	5.00%	$4,052	1.80%	(1.17)%		2.52%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$6.58	(0.04)		1.24	1.20	—	—	—
Year Ended September 30, 2003	$6.07	(0.07	)(c)	0.60	0.53	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.20	(0.07)		(1.06)	(1.13)	—	—	—
February 1, 2001 to September 30, 2001(b)	$10.03	(0.02)		(2.81)	(2.83)	—	—	—
Intermediate U.S. Government Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$10.53	0.11		0.06	0.17	(0.13)	(0.13)	(0.26)
Year Ended September 30, 2003	$10.74	0.26		(0.07)	0.19	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.38	(d)	0.43 (d)	0.81	(0.42)	—	(0.42)
February 1, 2001 to September 30, 2001(b)	$10.10	0.35		0.25	0.60	(0.35)	—	(0.35)
Intermediate Corporate Bond Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.72	0.17		0.13	0.30	(0.20)	—	(0.20)
Year Ended September 30, 2003	$10.33	0.39		0.41	0.80	(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.56	0.43	(c)(e)	— (e)	0.43	(0.49)	(0.17)	(0.66)
February 1, 2001 to September 30, 2001(b)	$10.39	0.35		0.17	0.52	(0.35)	—	(0.35)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as Intermediate U.S. Government Bond Fund.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41, and 3.99%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(f)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(g)	Ratio of net investment income (loss) to average net assets(g)		Ratio of expenses to average net assets*(g)	Portfolio turnover**

$7.78	18.24%	$1	2.38%	(1.09)%		2.44%	22.33%
$6.58	8.80%	$2	2.40%	(1.06)%		2.40%	199.78%
$6.07	(15.69)%	$7	2.43%	(0.98)%		2.43%	95.86%
$7.20	(28.22)%	$6	2.40%	(1.35)%		2.40%	144.35%

$10.44	1.64%	$788	1.80%	2.16%		1.91%	57.94%
$10.53	1.77%	$836	1.82%	2.57%		1.92%	209.07%
$10.74	8.05%	$1,313	1.79%	3.81	%(d)	1.89%	79.36%
$10.35	6.01%	$40	1.98%	4.26%		2.05%	84.76%

$10.82	2.82%	$248	1.82%	3.22%		1.93%	20.29%
$10.72	7.86%	$282	1.83%	3.61%		1.94%	43.98%
$10.33	4.37%	$318	1.89%	4.28	%(e)	2.03%	69.15%
$10.56	5.07%	$11	1.71%	4.94%		1.85%	142.35%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	—	(d)	— (d)	— (d)	— (d)	—	— (d)
January 30, 2002 to September 30, 2002(b)	$1.00	0.01		— (d)	0.01	(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	—	(d)	— (d)	— (d)	— (d)	—	— (d)
January 30, 2002 to September 30, 2002(b)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Capital Manager Conservative Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.82	0.06		0.56	0.62	(0.04)	—	(0.04)
Year Ended September 30, 2003	$8.26	0.09		0.61	0.70	(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.10	0.17		(0.69)	(0.52)	(0.14)	(0.18)	(0.32)
February 1, 2001 to September 30, 2001(b)	$10.06	0.10		(0.93)	(0.83)	(0.13)	—	(0.13)
Capital Manager Moderate Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.18	0.03		0.78	0.81	(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.42	0.03		0.82	0.85	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.77	0.04		(0.97)	(0.93)	(0.05)	(0.37)	(0.42)
February 1, 2001 to September 30, 2001(b)	$10.23	0.05		(1.45)	(1.40)	(0.06)	—	(0.06)
Capital Manager Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.71	(0.01)		0.93	0.92	—	—	—
Year Ended September 30, 2003	$6.80	(0.01	)(c)	0.93	0.92	(0.01)	—	(0.01)
Year Ended September 30, 2002	$8.41	(0.02)		(1.19)	(1.21)	—	(0.40)	(0.40)
February 1, 2001 to September 30, 2001(b)	$10.41	(0.01)		(1.98)	(1.99)	(0.01)	—	(0.01)
Capital Manager Equity Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$8.28	(0.01)		1.13	1.12	—	—	—
Year Ended September 30, 2003	$7.26	(0.05	)(c)	1.12	1.07	— (d)	(0.05)	(0.05)
Year Ended September 30, 2002	$8.92	(0.12)		(1.54)	(1.66)	—	—	—
March 19, 2001 to September 30, 2001(b)	$10.00	(0.06)		(1.02)	(1.08)	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as Capital Manager Aggressive Growth Fund.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(f)	Ratio of net investment income (loss) to average net assets(f)	Ratio of expenses to average net assets*(f)	Portfolio turnover**

$1.00	0.02%	$529	1.13%	0.05%	1.69%	—
$1.00	0.15%	$555	1.30%	0.14%	1.69%	—
$1.00	0.28%	$314	1.60%	0.40%	1.65%	—

$1.00	0.02%	$8	0.95%	0.05%	1.72%	—
$1.00	0.16%	$8	1.12%	0.17%	1.70%	—
$1.00	0.18%	$10	1.60%	0.27%	1.64%	—

$9.40	6.95%	$205	1.43%	0.92%	1.63%	1.97%
$8.82	8.50%	$148	1.53%	1.05%	1.73%	33.03%
$8.26	(5.98)%	$62	1.52%	1.45%	1.72%	6.29%
$9.10	(8.30)%	$2	1.71%	1.58%	1.73%	35.75%

$8.98	9.86%	$295	1.48%	0.13%	1.68%	—
$8.18	11.39%	$182	1.51%	0.40%	1.71%	21.46%
$7.42	(11.40)%	$307	1.58%	0.53%	1.78%	14.56%
$8.77	13.75%	$178	1.55%	0.74%	1.75%	24.24%

$8.63	11.93%	$69	1.51%	(0.29)%	1.72%	0.21%
$7.71	13.48%	$52	1.54%	(0.14)%	1.74%	17.80%
$6.80	(15.43)%	$12	1.61%	(0.34)%	1.81%	8.38%
$8.41	(19.16)%	$8	1.68%	(0.30)%	1.86%	27.33%

$9.40	13.53%	$85	1.56%	(0.75)%	1.81%	3.41%
$8.28	14.78%	$28	1.73%	(0.66)%	1.92%	8.30%
$7.26	(18.61)%	$1	1.94%	(1.31)%	1.94%	5.75%
$8.92	(10.80)%	$1	1.87%	(1.12)%	1.87%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Balanced Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.90	0.09		0.81		0.90	(0.08)	—	(0.08)
Year Ended September 30, 2003	$9.77	0.19		1.14		1.33	(0.20)	—	(0.20)
Year Ended September 30, 2002	$11.24	0.20	(e)	(1.46	)(e)	(1.26)	(0.21)	—	(0.21)
Year Ended September 30, 2001	$13.11	0.27		(1.32)		(1.05)	(0.28)	(0.54)	(0.82)
Year Ended September 30, 2000	$13.80	0.37		(0.11)		0.26	(0.37)	(0.58)	(0.95)
Year Ended September 30, 1999	$13.79	0.39		0.74		1.13	(0.39)	(0.73)	(1.12)
Large Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$14.90	0.15		2.19		2.34	(0.15)	—	(0.15)
Year Ended September 30, 2003	$12.87	0.27		2.03		2.30	(0.27)	—	(0.27)
Year Ended September 30, 2002	$16.82	0.22		(3.47)		(3.25)	(0.22)	(0.48)	(0.70)
Year Ended September 30, 2001	$18.60	0.26		(0.89)		(0.63)	(0.26)	(0.89)	(1.15)
Year Ended September 30, 2000	$19.64	0.54		0.55		1.09	(0.54)	(1.59)	(2.13)
Year Ended September 30, 1999	$18.52	0.30		1.93		2.23	(0.30)	(0.81)	(1.11)
Large Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.79	—		0.90		0.90	—	—	—
Year Ended September 30, 2003	$6.67	(0.01	)(c)	1.13		1.12	—	—	—
Year Ended September 30, 2002	$8.23	(0.03)		(1.53)		(1.56)	—	—	—
Year Ended September 30, 2001	$14.84	(0.03)		(5.60)		(5.63)	—	(0.98)	(0.98)
Year Ended September 30, 2000	$11.99	(0.03)		3.62		3.59	—	(0.74)	(0.74)
Year Ended September 30, 1999	$9.63	(0.01)		2.93		2.92	—	(0.56)	(0.56)
Mid Cap Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$12.98	0.12		2.29		2.41	(0.12)	—	(0.12)
Year Ended September 30, 2003	$10.93	0.19	(c)	2.04		2.23	(0.18)	—	(0.18)
Year Ended September 30, 2002	$13.12	0.20		(1.04)		(0.84)	(0.20)	(1.15)	(1.35)
February 1, 2001 to September 30, 2001(a)	$14.26	0.15		(1.13)		(0.98)	(0.16)	—	(0.16)
Year Ended January 31, 2001	$14.10	0.25		0.95		1.20	(0.25)	(0.79)	(1.04)
Year Ended January 31, 2000	$13.44	0.23		0.93		1.16	(0.22)	(0.28)	(0.50)
Year Ended January 31, 1999	$12.62	0.27		1.52		1.79	(0.27)	(0.70)	(0.97)
Mid Cap Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.22	(0.04)		1.46		1.42	—	—	—
Year Ended September 30, 2003	$8.36	(0.06)		1.92		1.86	—	—	—
Year Ended September 30, 2002	$10.10	(0.06)		(1.05)		(1.11)	—	(0.63)	(0.63)
February 1, 2001 to September 30, 2001(a)	$14.84	(0.02)		(4.72)		(4.74)	—	—	—
Year Ended January 31, 2001	$20.78	(0.04)		(2.08)		(2.12)	—	(3.82)	(3.82)
Year Ended January 31, 2000	$17.89	(0.06)		5.04		4.98	—	(2.09)	(2.09)
Year Ended January 31, 1999	$14.05	(0.02)		5.52		5.50	—	(1.66)	(1.66)
Small Company Value Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.44	—		2.19		2.19	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003(b)	$10.00	(0.01	)(c)	1.45		1.44	— (d)	—	— (d)
Small Company Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.86	(0.07)		1.34		1.27	—	—	—
Year Ended September 30, 2003	$9.65	(0.11)		2.32		2.21	—	—	—
Year Ended September 30, 2002	$12.44	(0.14)		(2.65)		(2.79)	—	—	—
Year Ended September 30, 2001	$35.49	(0.15)		(16.56)		(16.71)	—	(6.34)	(6.34)
Year Ended September 30, 2000	$25.25	(0.17)		13.41		13.24	—	(3.00)	(3.00)
Year Ended September 30, 1999	$17.69	(0.22)		7.78		7.56	—	—	—
Special Opportunities Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.53	(0.02)		2.19		2.17	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003(b)	$10.00	—	(d)	0.53		0.53	— (d)	—	— (d)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.21, $(1.47), and 1.99%, respectively.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return(f)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(g)	Ratio of net investment income (loss) to average net assets(g)		Ratio of expenses to average net assets*(g)	Portfolio turnover**

$11.72	8.31%	$31,664	0.96%	1.50%		1.15%	57.92%
$10.90	13.71%	$83,734	0.97%	1.78%		1.11%	84.27%
$9.77	(11.42)%	$92,245	1.03%	1.92	%(e)	1.17%	64.29%
$11.24	(8.52)%	$84,933	1.05%	2.28%		1.19%	116.03%
$13.11	1.92%	$99,403	0.97%	2.79%		1.15%	57.95%
$13.80	8.01%	$12,278	0.90%	2.69%		1.14%	35.98%

$17.09	15.61%	$615,368	0.93%	1.62%		1.06%	8.44%
$14.90	17.98%	$475,289	0.92%	1.90%		1.06%	18.89%
$12.87	(20.33)%	$319,971	0.98%	1.37%		1.12%	23.02%
$16.82	(3.53)%	$360,847	0.99%	1.48%		1.13%	24.20%
$18.60	5.89%	$333,567	0.92%	2.90%		1.10%	23.85%
$19.64	11.89%	$379,321	0.84%	1.47%		1.09%	13.52%

$8.69	11.55%	$361,928	0.96%	(0.11)%		1.08%	65.12%
$7.79	16.79%	$272,961	0.93%	(0.11)%		1.07%	91.73%
$6.67	(18.96)%	$160,933	1.02%	(0.30)%		1.16%	100.46%
$8.23	(40.24)%	$151,601	1.05%	(0.25)%		1.19%	96.41%
$14.84	30.52%	$145,538	0.99%	(0.18)%		1.16%	76.76%
$11.99	31.15%	$90,635	0.98%	(0.08)%		1.22%	67.59%

$15.27	18.58%	$179,178	0.97%	1.64%		1.09%	4.12%
$12.98	20.60%	$142,280	0.95%	1.57%		1.10%	18.28%
$10.93	(8.01)%	$85,013	0.90%	1.54%		1.13%	18.20%
$13.12	(6.93)%	$74,070	0.94%	1.75%		1.12%	27.04%
$14.26	9.03%	$64,423	0.96%	1.79%		1.11%	59.00%
$14.10	8.49%	$62,863	0.96%	1.63%		1.07%	15.00%
$13.44	14.69%	$52,095	0.96%	1.97%		1.09%	47.00%

$11.64	13.89%	$119,782	0.98%	(0.74)%		1.11%	59.55%
$10.22	22.25%	$100,226	0.95%	(0.72)%		1.12%	125.97%
$8.36	(12.26)%	$69,975	0.89%	(0.62)%		1.17%	117.06%
$10.10	(31.94)%	$90,424	1.02%	(0.32)%		1.25%	90.11%
$14.84	(10.61)%	$129,433	1.02%	(0.16)%		1.23%	63.00%
$20.78	28.81%	$154,385	1.02%	(0.34)%		1.30%	54.00%
$17.89	42.72%	$138,624	1.02%	(0.05)%		1.28%	74.00%

$13.51	19.27%	$57,955	1.39%	(0.04)%		1.47%	5.79%
$11.44	14.43%	$43,462	1.69%	(0.17)%		1.69%	48.84%

$13.13	10.71%	$97,919	1.33%	(1.04)%		1.38%	93.17%
$11.86	22.90%	$129,960	1.37%	(0.94)%		1.37%	197.85%
$9.65	(22.43)%	$93,918	1.48%	(1.17)%		1.48%	292.94%
$12.44	(54.85)%	$102,260	1.47%	(0.64)%		1.41%	286.49%
$35.49	54.82%	$197,795	1.41%	(0.49)%		1.41%	206.16%
$25.25	42.66%	$105,725	1.54%	(0.98)%		1.55%	184.39%

$12.62	20.66%	$32,399	0.97%	(0.41)%		1.37%	18.38%
$10.53	5.31%	$26,360	0.82%	(0.11)%		1.64%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Six Months Ended March 31, 2004 (Unaudited)	$6.98	0.02		1.30		1.32	(0.02)	—	(0.02)
Year Ended September 30, 2003	$6.41	0.05	(d)	0.57		0.62	(0.05)	—	(0.05)
Year Ended September 30, 2002	$7.53	—	(h)	(1.12)		(1.12)	— (h)	—	— (h)
Year Ended September 30, 2001	$12.60	(0.05)		(3.00)		(3.05)	—	(2.02)	(2.02)
Year Ended September 30, 2000	$12.56	(0.01)		0.68		0.67	—	(0.63)	(0.63)
Year Ended September 30, 1999	$9.95	0.02		2.80		2.82	(0.04)	(0.17)	(0.21)
Short U.S. Government Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$9.90	0.10		0.02		0.12	(0.14)	—	(0.14)
Year Ended September 30, 2003	$10.09	0.29		(0.11)		0.18	(0.37)	—	(0.37)
Year Ended September 30, 2002	$10.05	0.45	(e)	0.06	(e)	0.51	(0.47)	—	(0.47)
Year Ended September 30, 2001	$9.64	0.53		0.41		0.94	(0.53)	—	(0.53)
Year Ended September 30, 2000	$9.65	0.52		—		0.52	(0.53)	—	(0.53)
Year Ended September 30, 1999	$10.07	0.53		(0.42)		0.11	(0.53)	—	(0.53)
Intermediate U.S. Government Fund(b)
Six Months Ended March 31, 2004 (Unaudited)	$10.58	0.16		0.05		0.21	(0.18)	(0.13)	(0.31)
Year Ended September 30, 2003	$10.78	0.37		(0.07)		0.30	(0.41)	(0.09)	(0.50)
Year Ended September 30, 2002	$10.39	0.49	(f)	0.42	(f)	0.91	(0.52)	—	(0.52)
Year Ended September 30, 2001	$9.73	0.54		0.66		1.20	(0.54)	—	(0.54)
Year Ended September 30, 2000	$9.72	0.55		0.04		0.59	(0.55)	(0.03)	(0.58)
Year Ended September 30, 1999	$10.59	0.53		(0.76)		(0.23)	(0.53)	(0.11)	(0.64)
Intermediate Corporate Bond Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.72	0.23		0.12		0.35	(0.25)	—	(0.25)
Year Ended September 30, 2003	$10.33	0.49		0.41		0.90	(0.51)	—	(0.51)
Year Ended September 30, 2002	$10.56	0.55	(g)	(0.04	)(g)	0.51	(0.57)	(0.17)	(0.74)
Year Ended September 30, 2001	$9.98	0.62		0.58		1.20	(0.62)	—	(0.62)
December 2, 1999 to September 30, 2000(c)	$10.00	0.51		(0.02)		0.49	(0.51)	—	(0.51)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Period from commencement of operations.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.
(f)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.
(g)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.
(h)	Amount is less than $0.005.
(i)	Not annualized for periods less than one year.
(j)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return(i)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(j)	Ratio of net investment income (loss) to average net assets(j)		Ratio of expenses to average net assets*(j)	Portfolio turnover**

$8.28	18.88%	$235,025	1.38%	0.55%		1.44%	22.33%
$6.98	9.72%	$187,315	1.40%	0.78%		1.41%	199.78%
$6.41	(14.85)%	$123,330	1.43%	0.03%		1.43%	95.86%
$7.53	(28.33)%	$115,405	1.48%	(0.14)%		1.48%	144.35%
$12.60	4.96%	$119,326	1.51%	(0.04)%		1.51%	179.44%
$12.56	28.70%	$97,447	1.56%	0.18%		1.56%	82.00%

$9.88	1.26%	$207,014	0.74%	2.10%		0.90%	24.20%
$9.90	1.78%	$199,980	0.76%	2.81%		0.91%	93.86%
$10.09	5.27%	$181,797	0.78%	4.30	%(e)	0.93%	73.93%
$10.05	9.99%	$169,839	0.78%	5.38%		0.93%	101.28%
$9.64	5.62%	$170,362	0.76%	5.52%		0.91%	101.07%
$9.65	1.10%	$167,285	0.77%	5.29%		0.92%	99.99%

$10.48	2.04%	$530,910	0.81%	3.16%		0.91%	57.94%
$10.58	2.88%	$447,665	0.82%	3.43%		0.92%	209.07%
$10.78	9.11%	$340,231	0.85%	4.81	%(f)	0.95%	79.36%
$10.39	12.68%	$279,046	0.85%	5.38%		0.95%	84.76%
$9.73	6.36%	$182,899	0.83%	5.71%		0.93%	103.41%
$9.72	(2.23)%	$213,417	0.83%	5.26%		0.93%	73.46%

$10.82	3.33%	$251,774	0.82%	4.22%		0.93%	20.29%
$10.72	8.95%	$215,000	0.83%	4.61%		0.94%	43.98%
$10.33	5.19%	$142,509	0.83%	5.42	%(g)	0.98%	69.15%
$10.56	12.34%	$120,361	0.81%	6.03%		0.96%	142.35%
$9.98	5.13%	$89,101	0.75%	6.30%		1.09%	186.79%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Kentucky Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.22	0.13		0.07	0.20	(0.13)	—	(0.13)
February 24, 2003 to September 30, 2003(a)	$10.00	0.16	(c)	0.20	0.36	(0.14)	—	(0.14)
Maryland Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.16	0.13		0.08	0.21	(0.13)	—	(0.13)
February 24, 2003 to September 30, 2003(a)	$10.00	0.13		0.16	0.29	(0.13)	—	(0.13)
North Carolina Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.81	0.18		0.01	0.19	(0.18)	(0.04)	(0.22)
Year Ended September 30, 2003	$10.86	0.35		(0.01)	0.34	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2002	$10.54	0.38		0.39	0.77	(0.37)	(0.08)	(0.45)
Year Ended September 30, 2001	$9.98	0.40		0.56	0.96	(0.40)	—	(0.40)
Year Ended September 30, 2000	$9.89	0.42		0.09	0.51	(0.42)	—	(0.42)
Year Ended September 30, 1999	$10.53	0.42		(0.57)	(0.15)	(0.42)	(0.07)	(0.49)
South Carolina Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.81	0.18		0.03	0.21	(0.18)	(0.01)	(0.19)
Year Ended September 30, 2003	$10.81	0.35		— (d)	0.35	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.39	0.39		0.41	0.80	(0.38)	—	(0.38)
Year Ended September 30, 2001	$9.84	0.40		0.55	0.95	(0.40)	—	(0.40)
Year Ended September 30, 2000	$9.74	0.40		0.10	0.50	(0.40)	—	(0.40)
Year Ended September 30, 1999	$10.41	0.39		(0.59)	(0.20)	(0.39)	(0.08)	(0.47)
Virginia Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$11.95	0.20		— (d)	0.20	(0.20)	(0.08)	(0.28)
Year Ended September 30, 2003	$11.99	0.39		— (d)	0.39	(0.39)	(0.04)	(0.43)
Year Ended September 30, 2002	$11.57	0.43		0.41	0.84	(0.42)	—	(0.42)
Year Ended September 30, 2001	$10.96	0.44		0.61	1.05	(0.44)	—	(0.44)
Year Ended September 30, 2000	$10.86	0.46		0.10	0.56	(0.46)	—	(0.46)
May 17, 1999 to September 30, 1999(a)	$11.24	0.17		(0.38)	(0.21)	(0.17)	—	(0.17)
West Virginia Intermediate Tax-Free Fund
Six Months Ended March 31, 2004 (Unaudited)	$10.21	0.18		0.01	0.19	(0.17)	(0.04)	(0.21)
Year Ended September 30, 2003	$10.35	0.35		0.02	0.37	(0.35)	(0.16)	(0.51)
Year Ended September 30, 2002	$10.02	0.41		0.34	0.75	(0.40)	(0.02)	(0.42)
February 1, 2001 to September 30, 2001(b)	$9.93	0.30		0.09	0.39	(0.30)	—	(0.30)
Year Ended January 31, 2001	$9.20	0.49		0.73	1.22	(0.49)	—	(0.49)
Year Ended January 31, 2000	$10.27	0.48		(0.98)	(0.50)	(0.52)	(0.05)	(0.57)
Year Ended January 31, 1999	$10.32	0.49		0.06	0.55	(0.49)	(0.11)	(0.60)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return(e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(f)	Ratio of net investment income (loss) to average net assets(f)	Ratio of expenses to average net assets*(f)	Portfolio turnover**

$10.29	2.14%	$14,793	0.52%	2.87%	1.09%	8.44%
$10.22	3.63%	$14,759	0.53%	2.56%	1.23%	42.87%

$10.24	2.07%	$7,624	0.54%	2.51%	1.35%	18.66%
$10.16	2.93%	$4,897	0.61%	2.27%	1.65%	40.16%

$10.78	1.73%	$100,970	0.76%	3.27%	0.92%	23.76%
$10.81	3.19%	$95,613	0.77%	3.26%	0.92%	44.56%
$10.86	7.62%	$93,856	0.78%	3.57%	0.93%	20.39%
$10.54	9.73%	$90,679	0.79%	3.84%	0.93%	47.35%
$9.98	5.31%	$81,510	0.80%	4.27%	0.96%	80.33%
$9.89	(1.47)%	$70,430	0.80%	4.09%	0.98%	39.70%

$10.83	2.00%	$18,000	0.74%	3.29%	0.93%	11.70%
$10.81	3.35%	$18,297	0.72%	3.31%	0.93%	32.04%
$10.81	7.94%	$17,960	0.67%	3.70%	0.97%	21.81%
$10.39	9.76%	$15,411	0.73%	3.89%	1.03%	36.67%
$9.84	5.27%	$14,386	0.75%	4.11%	1.22%	84.20%
$9.74	(1.98)%	$16,295	0.82%	3.86%	1.41%	71.96%

$11.87	1.68%	$76,017	0.76%	3.33%	0.91%	8.35%
$11.95	3.31%	$77,577	0.78%	3.28%	0.92%	34.17%
$11.99	7.48%	$81,683	0.78%	3.66%	0.93%	13.12%
$11.57	9.72%	$76,284	0.78%	3.87%	0.93%	31.28%
$10.96	5.35%	$77,727	0.78%	4.30%	0.90%	64.45%
$10.86	(1.77)%	$79,353	0.88%	4.18%	0.99%	27.05%

$10.19	1.95%	$69,180	0.76%	3.43%	0.77%	4.20%
$10.21	3.77%	$79,361	0.73%	3.48%	0.76%	25.59%
$10.35	7.78%	$78,170	0.72%	4.04%	0.82%	61.44%
$10.02	4.03%	$75,332	0.62%	4.60%	0.79%	15.75%
$9.93	13.57%	$72,553	0.72%	5.11%	0.83%	7.00%
$9.20	(5.04)%	$74,709	0.72%	4.90%	0.77%	10.00%
$10.27	5.47%	$90,228	0.72%	4.77%	0.79%	14.00%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		— (d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2001	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2000	$1.00	0.06		—	0.06	(0.06)	—	(0.06)
Year Ended September 30, 1999	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
U.S. Treasury Money Market Fund
Six Months Ended March 31, 2004 (Unaudited)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2001	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 1999	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Capital Manager Conservative Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.90	0.09		0.59	0.68	(0.09)	—	(0.09)
Year Ended September 30, 2003	$8.33	0.18		0.61	0.79	(0.18)	(0.04)	(0.22)
Year Ended September 30, 2002	$9.17	0.22		(0.66)	(0.44)	(0.22)	(0.18)	(0.40)
Year Ended September 30, 2001	$10.75	0.32		(1.00)	(0.68)	(0.32)	(0.58)	(0.90)
Year Ended September 30, 2000	$10.43	0.40		0.55	0.95	(0.41)	(0.22)	(0.63)
Year Ended September 30, 1999	$10.08	0.32		0.53	0.85	(0.33)	(0.17)	(0.50)
Capital Manager Moderate Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$8.30	0.05		0.82	0.87	(0.05)	—	(0.05)
Year Ended September 30, 2003	$7.47	0.10		0.82	0.92	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.14		(0.99)	(0.85)	(0.13)	(0.37)	(0.50)
Year Ended September 30, 2001	$11.25	0.26		(1.71)	(1.45)	(0.26)	(0.72)	(0.98)
Year Ended September 30, 2000	$10.65	0.34		0.89	1.23	(0.34)	(0.29)	(0.63)
Year Ended September 30, 1999	$9.85	0.25		1.05	1.30	(0.25)	(0.25)	(0.50)
Capital Manager Growth Fund
Six Months Ended March 31, 2004 (Unaudited)	$7.81	0.02		0.95	0.97	(0.02)	—	(0.02)
Year Ended September 30, 2003	$6.87	0.06	(c)	0.93	0.99	(0.05)	—	(0.05)
Year Ended September 30, 2002	$8.46	0.05		(1.20)	(1.15)	(0.04)	(0.40)	(0.44)
Year Ended September 30, 2001	$11.66	0.18		(2.43)	(2.25)	(0.18)	(0.77)	(0.95)
Year Ended September 30, 2000	$10.79	0.29		1.23	1.52	(0.29)	(0.36)	(0.65)
Year Ended September 30, 1999	$9.68	0.17		1.45	1.62	(0.19)	(0.32)	(0.51)
Capital Manager Equity Fund(a)
Six Months Ended March 31, 2004 (Unaudited)	$8.49	0.02		1.18	1.20	(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.39	0.02	(c)	1.15	1.17	(0.02)	(0.05)	(0.07)
Year Ended September 30, 2002	$8.97	(0.01)		(1.57)	(1.58)	—	—	—
March 19,2001 to September 30, 2001(b)	$10.00	0.01		(1.03)	(1.02)	(0.01)	— (d)	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Formerly known as Capital Manager Aggressive Growth Fund.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return(e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets(f)	Ratio of net investment income (loss) to average net assets(f)	Ratio of expenses to average net assets*(f)	Portfolio turnover **

$1.00	0.30%	$580,405	0.58%	0.60%	0.69%	—
$1.00	0.87%	$667,534	0.60%	0.86%	0.69%	—
$1.00	1.61%	$532,465	0.64%	1.54%	0.71%	—
$1.00	4.84%	$265,472	0.61%	4.34%	0.75%	—
$1.00	5.70%	$78,331	0.63%	5.62%	0.80%	—
$1.00	4.69%	$56,492	0.54%	4.57%	0.88%	—

$1.00	0.20%	$1,060,584	0.60%	0.40%	0.72%	—
$1.00	0.67%	$838,022	0.61%	0.67%	0.70%	—
$1.00	1.40%	$915,013	0.65%	1.35%	0.72%	—
$1.00	4.59%	$494,773	0.63%	4.46%	0.73%	—
$1.00	5.33%	$395,617	0.63%	5.24%	0.73%	—
$1.00	4.34%	$282,585	0.59%	4.26%	0.73%	—

$9.49	7.61%	$68,029	0.43%	1.92%	0.63%	1.97%
$8.90	9.55%	$31,748	0.53%	2.09%	0.73%	33.03%
$8.33	(5.05)%	$26,347	0.54%	2.47%	0.74%	6.29%
$9.17	(6.77)%	$27,691	0.51%	3.26%	0.71%	35.75%
$10.75	9.31%	$31,808	0.41%	3.75%	0.60%	38.27%
$10.43	8.47%	$32,590	0.38%	3.15%	0.58%	16.45%

$9.12	10.45%	$31,040	0.48%	1.13%	0.68%	—
$8.30	12.40%	$26,168	0.50%	1.35%	0.70%	21.46%
$7.47	(10.55)%	$20,977	0.58%	1.48%	0.78%	14.56%
$8.82	(13.81)%	$25,040	0.51%	2.67%	0.71%	24.24%
$11.25	11.63%	$26,616	0.49%	2.98%	0.69%	46.69%
$10.65	13.34%	$26,800	0.43%	2.17%	0.63%	17.33%

$8.76	12.47%	$25,731	0.51%	0.71%	0.72%	0.21%
$7.81	14.49%	$21,484	0.56%	0.82%	0.76%	17.80%
$6.87	(14.61)%	$17,981	0.62%	0.63%	0.82%	8.38%
$8.46	(20.68)%	$20,855	0.57%	1.93%	0.77%	27.33%
$11.66	14.28%	$26,538	0.45%	2.49%	0.64%	43.28%
$10.79	16.96%	$24,063	0.46%	1.43%	0.66%	17.93%

$9.68	14.12%	$19,525	0.56%	0.30%	0.81%	3.41%
$8.49	15.82%	$16,077	0.70%	0.29%	0.90%	8.30%
$7.39	(17.61)%	$11,352	0.83%	(0.15)%	1.03%	5.75%
$8.97	(10.22)%	$13,464	0.72%	0.08%	0.92%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Notes to Financial Statements

(Unaudited)	March 31, 2004

1.	Organization:

The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as a diversified, open-end investment company established as a Massachusetts business trust.

The BB&T Funds offer shares of the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the Special Opportunities Equity Fund, the International Equity Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Intermediate Corporate Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). As of October 24, 2003 the Balanced Fund was closed to new investors. The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the “Money Market Funds”. The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund are referred to as the “Funds of Funds”. The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the “Variable Net Asset Value Funds”.

The BB&T Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of March 31, 2004, Class B Shares and Class C Shares of the Short U.S. Government Fund and the Tax-Free Funds were not yet being offered.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Fund’s organizational documents, its’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Conversion of Common Trust Funds

On March 19, 2004, net assets of certain common trust funds managed by BB&T Asset Management, Inc. (“BB&T”) were exchanged in a tax-free conversion for Institutional shares of the corresponding BB&T Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

March 19, 2004	Issued Shares	Net Assets Converted	Net Asset Value Per Share Issued	Unrealized Appreciation
Large Company Value Fund	3,756,814	$63,782,610	$16.98	$9,973,178
Large Company Growth Fund	5,005,398	42,521,740	8.50	17,320,901
Intermediate U.S. Government Fund	5,988,154	62,847,783	10.50	3,072,834

3.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of

Continued

BB&T Funds

Notes to Financial Statements, continued

(Unaudited)	March 31, 2004

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid and ask quotations in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including the Fund of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their market values based upon the latest available bid and asked prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees.

Foreign Currency Translation:

The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Forward Foreign Currency Exchange Contracts:

The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

The Variable Net Asset Value Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon

Continued

BB&T Funds

Notes to Financial Statements, continued

(Unaudited)	March 31, 2004

entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of March 31, 2004.

Securities Transactions and Related Income:

Securities transactions are accounted for no later than one day after trade date. However, for financial reporting purposes Security Transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The Balanced Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the Special Opportunites Equity Fund, the International Equity Fund and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received. The Funds held no when-issued securities as of March 31, 2004.

Repurchase Agreements:

The Funds may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Loans:

To generate additional income, the Funds may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal at all times to at least 100% of the fair value. The cash collateral received by the Funds was pooled and at March 31, 2004 was invested in Commercial Paper, Corporate Bonds, Mutual Funds, and Repurchase Agreements (with interest rates ranging from 0.38% to 1.08% and maturity dates ranging from April 2004 through March 2005. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional

Continued

BB&T Funds

Notes to Financial Statements, continued

(Unaudited)	March 31, 2004

borrowers of securities, deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of March 31, 2004, the following Funds had loans outstanding:

	Value of Collateral	Value of Loaned Securities	Average Value on Loan
Large Company Value Fund	$125,280,306	$121,194,878	$121,194,878	(1)
Large Company Growth Fund	168,286,383	163,358,665	152,799,057
Mid Cap Value Fund	50,511,604	48,828,117	48,828,117	(1)
Mid Cap Growth Fund	64,290,114	62,293,996	58,579,613
Small Company Value Fund	10,605,378	10,309,689	7,569,840
Small Company Growth Fund	24,433,290	23,491,632	34,793,471
Short U.S. Government Fund	102,958,875	100,784,638	95,851,821
Intermediate U.S. Government Fund	245,269,855	240,102,091	218,162,326
Intermediate Corporate Bond Fund	28,532,676	27,749,757	35,659,174
(1)	Large Company Value Fund and Mid Cap Value Fund began loaning securities in March 2004. The average disclosed is for the time period that securities were lent.

Expense Allocation:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Intermediate Corporate Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Balanced Fund, the Large Company Value Fund, the Mid Cap Value Fund and the Small Company Value Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the Special Opportunities Equity Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Continued

BB&T Funds

Notes to Financial Statements, continued

(Unaudited)	March 31, 2004

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2004 are as follows:

	Purchases	Sales
Balanced Fund	$37,925,402	$106,053,229
Large Company Value Fund	51,636,487	48,162,223
Large Company Growth Fund	231,346,720	212,367,143
Mid Cap Value Fund	21,833,858	6,905,872
Mid Cap Growth Fund	79,950,908	71,335,950
Small Company Value Fund	8,653,637	2,884,744
Small Company Growth Fund	118,346,903	167,525,171
Special Opportunities Equity Fund	20,874,648	8,676,206
International Equity Fund	54,167,201	47,551,473
Short U.S. Government Fund	69,512,435	45,936,673
Intermediate U.S. Government Fund	275,358,959	267,041,549
Intermediate Corporate Bond Fund	81,659,459	45,857,909
Kentucky Intermediate Tax-Free Fund	2,101,159	1,375,257
Maryland Intermediate Tax-Free Fund	3,802,388	1,164,543
North Carolina Intermediate Tax-Free Fund	36,301,707	28,417,300
South Carolina Intermediate Tax-Free Fund	2,611,139	2,860,452
Virginia Intermediate Tax-Free Fund	15,544,865	14,339,628
West Virginia Intermediate Tax-Free Fund	3,445,873	15,582,057
Capital Manager Conservative Growth Fund	34,264,504	1,282,500
Capital Manager Moderate Growth Fund	16,802,755	—
Capital Manager Growth Fund	7,133,236	84,000
Capital Manager Equity Fund	3,522,661	755,862

Continued

BB&T Funds

Notes to Financial Statements, continued

(Unaudited)	March 31, 2004

5.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory Agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

Information regarding these transactions is as follows for the period March 31, 2004:

Annual Fee Rate
Balanced Fund	0.74%
Large Company Value Fund	0.74%
Large Company Growth Fund	0.74%
Mid Cap Value Fund	0.74%
Mid Cap Growth Fund	0.74%
Small Company Value Fund	1.00%
Small Company Growth Fund	1.00%
Special Opportunities Equity Fund	0.80%
International Equity Fund	1.00%
Short U.S. Government Fund	0.60%
Intermediate U.S. Government Fund	0.60%
Intermediate Corporate Bond Fund	0.60%
Kentucky Intermediate Tax-Free Fund	0.60%
Maryland Intermediate Tax-Free Fund	0.60%
North Carolina Intermediate Tax-Free Fund	0.60%
South Carolina Intermediate Tax-Free Fund	0.60%
Virginia Intermediate Tax-Free Fund	0.60%
West Virginia Intermediate Tax-Free Fund	0.45%
Prime Money Market Fund	0.40%
U.S. Treasury Money Market Fund	0.40%
Capital Manager Conservative Growth Fund	0.25%
Capital Manager Moderate Growth Fund	0.25%
Capital Manager Growth Fund	0.25%
Capital Manager Equity Fund	0.25%

Pursuant to a Sub-Advisory agreement with BB&T, UBS Global Asset Management (Americas), Inc. (“UBS”) serves as the Sub-Advisor to the International Equity Fund. Under the agreement, UBS manages the International Equity Fund subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company (“Federated”) serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc. serves as the Sub Advisor to the Special Opportunities Equity Fund. Under the agreement, Scott & Stringfellow, Inc. manages the Special Opportunities Equity Fund subject to the general supervision of the Funds’ Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. BISYS Ohio serves the Funds as fund accountant and transfer agent. BISYS and BISYS Ohio receive compensation for providing administration, fund accounting and transfer agency services at a rate of 0.25% of the average daily net assets of each Fund. The fee is accrued daily and payable on a monthly basis. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

Continued

BB&T Funds

Notes to Financial Statements, continued

(Unaudited)	March 31, 2004

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets per Class A Shares. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the period ended March 31, 2004, BISYS received $1,528,153 from commissions earned on sales of shares of the Funds’ Variable Net Asset Value Funds, of which $1,297,848 was allowed to affiliated broker/dealers of the Funds.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Subsequent Event:

On September 4, 2003, the Board of Trustees approved a proposal to liquidate the BB&T Balanced Fund. The Fund closed on April 29, 2004.

8.	Federal Income Tax Information:

It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

As of the latest tax year end of September 30, 2003, the following Funds have net capital loss carryforwards to offset future net capital gains if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Balanced Fund	$3,490,421	2010
Balanced Fund	9,198,461	2011
Large Company Value Fund	6,977,015	2011
Large Company Growth Fund	1,715,152	2009
Large Company Growth Fund	34,049,359	2010
Large Company Growth Fund	32,172,081	2011
Mid Cap Value Fund	935,073	2009
Mid Cap Value Fund	154,722	2010
Mid Cap Value Fund	7,077,568	2011
Mid Cap Growth Fund	262,726	2009
Mid Cap Growth Fund	11,232,165	2011
Small Company Growth Fund	4,380,353	2009
Small Company Growth Fund	65,524,230	2010
Small Company Growth Fund	33,735,633	2011
International Equity Fund	920,127	2009
International Equity Fund	27,869,450	2010
International Equity Fund	18,261,749	2011
Short U.S. Government Fund	347,861	2008
Short U.S. Government Fund	498,342	2009
Intermediate Corporate Bond Fund	981,789	2011
Kentucky Intermediate Tax-Free Fund	50,858	2011
Maryland Intermediate Tax-Free Fund	18,343	2011
Capital Manager Growth Fund	64,089	2011

Semi-Annual Report

To Shareholders

INVESTMENT ADVISER

BB&T Asset Management, Inc.

5th Floor

434 Fayetteville Street Mall

Raleigh, NC 27601

DISTRIBUTOR

BISYS Fund Services, L.P.

3435 Stelzer Road

Columbus, OH 43219

LEGAL COUNSEL

Ropes & Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington D. C. 20005

TRANSFER AGENT

BISYS Fund Services

3435 Stelzer Road

Columbus, OH 43219

AUDITORS

KPMG LLP

191 W. Nationwide Blvd.

Suite 500

Columbus, OH 43215

March 31, 2004

05/04

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable - only for Annual reports.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-

2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable - only for Annual reports.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

During the period covered by the report, with respect to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, there were no material changes that relate to any elements of Item7(d)(2)(ii)(G) of Schedule 14A or this Item 9.

Item 10. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable – only for annual reports.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Funds

By (Signature and Title)*	/s/ George O. Martinez George O. Martinez, President

Date	June 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George O. Martinez George O. Martinez, President

Date	June 10, 2004

By (Signature and Title)*	/s/ Troy A. Sheets Troy A. Sheets, Treasurer

Date	June 10, 2004

*Print the name and title of each signing officer under his or her signature.